[GRAPHIC OMITTED]

RS INVESTMENTS
2002 ANNUAL REPORT

--------------------------------------------------------------------------------
GROWTH

RS AGGRESSIVE GROWTH FUND
RS DIVERSIFIED GROWTH FUND
RS EMERGING GROWTH FUND
THE INFORMATION AGE FUND(R)
RS INTERNET AGE FUND(TM)
RS MIDCAP OPPORTUNITIES FUND
RS SMALLER COMPANY GROWTH FUND
RS VALUE + GROWTH FUND


VALUE

THE CONTRARIAN FUND(TM)
RS GLOBAL NATURAL RESOURCES FUND
RS PARTNERS FUND


[LOGO OMITED]
RS | INVESTMENTS

RS FUNDS

PHONE: 1-800-766-FUND (3863)

WEB: WWW.RSINVESTMENTS.COM

E-MAIL: FUNDS@RSINVESTMENTS.COM


24-HOUR ACCOUNT ACCESS

PHONE: 1-800-624-8025

WEB: ENTER MY ACCOUNT ON THE RS WEB SITE
--------------------------------------------------------------------------------

------------------
PERFORMANCE UPDATE
As of 12/31/02
------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Average
                                                                                3-Year      5-Year    10-Year       Annual
                                                                     1-Year    Average     Average    Average       Return
                                             Ticker   Inception       Total     Annual      Annual     Annual        Since
  RS GROWTH FUNDS                            Symbol        Date      Return     Return      Return     Return    Inception
--------------------------------------------------------------------------------------------------------------------------
  RS Aggressive Growth Fund                   RSAGX      5/1/00     -34.47%         --          --         --      -28.73%
--------------------------------------------------------------------------------------------------------------------------
  RS Diversified Growth Fund                  RSDGX      8/1/96     -39.12%    -23.18%       5.69%         --       12.42%
--------------------------------------------------------------------------------------------------------------------------
  RS Emerging Growth Fund                     RSEGX    11/30/87     -40.16%    -31.17%       3.36%      9.00%       15.08%
--------------------------------------------------------------------------------------------------------------------------
  The Information Age Fund(R)                 RSIFX    11/15/95     -48.04%    -35.95%      -1.99%         --        1.75%
--------------------------------------------------------------------------------------------------------------------------
  RS Internet Age Fund(TM)                    RIAFX     12/1/99     -43.23%    -35.49%          --         --      -30.40%
--------------------------------------------------------------------------------------------------------------------------
  RS MidCap Opportunities Fund                RSMOX     7/12/95     -26.41%    -15.98%       0.67%         --        7.90%
--------------------------------------------------------------------------------------------------------------------------
  RS Smaller Company Growth Fund              RSSGX     8/15/96     -39.07%    -11.66%       1.42%         --        7.00%
--------------------------------------------------------------------------------------------------------------------------
  RS Value + Growth Fund                      RSVPX     5/12/92     -27.53%    -19.97%      -3.45%      8.82%        9.24%

  RS VALUE FUNDS
--------------------------------------------------------------------------------------------------------------------------
  The Contrarian Fund(TM)                     RSCOX     6/30/93       1.38%      0.86%      -0.91%         --        1.32%
--------------------------------------------------------------------------------------------------------------------------
  RS Global Natural Resources Fund            RSNRX    11/15/95      17.04%     14.01%       3.52%         --        4.91%
--------------------------------------------------------------------------------------------------------------------------
  RS Partners Fund                            RSPFX     7/12/95       1.23%     15.81%       3.19%         --       10.11%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

  Performance data quoted represents past performance, and past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Rating and performance information is subject to change. Please contact RS Investments at 1-800-766-FUND or visit www.RSinvestments.com for current information.

  This report may be used only when preceded or accompanied by a prospectus. Refer to it for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in smaller companies; investing in the technology sector; investing internationally; investing in a more limited number of issuers or sectors; investing in high-yielding, lower-quality debt securities; short selling; and using options and futures. Please read it carefully before investing. Except as noted, numbers are unaudited.

TABLE OF CONTENTS
-------------------------------------------------

RS INVESTMENTS OVERVIEW
   HIGHLIGHTS .....................................................            2
   CHAIRMAN'S LETTER ..............................................            4
   PORTFOLIO MANAGER BIOGRAPHIES ..................................            6
   POTENTIAL RISK/REWARD CHART ....................................            8

RS GROWTH FUNDS
   RS AGGRESSIVE GROWTH FUND ......................................            9
   RS DIVERSIFIED GROWTH FUND .....................................           15
   RS EMERGING GROWTH FUND ........................................           21
   THE INFORMATION AGE FUND(R) ....................................           27
   RS INTERNET AGE FUND(TM) .......................................           33
   RS MIDCAP OPPORTUNITIES FUND ...................................           39
   RS SMALLER COMPANY GROWTH FUND .................................           45
   RS VALUE + GROWTH FUND .........................................           51

RS VALUE FUNDS
   THE CONTRARIAN FUND(TM) ........................................           57
   RS GLOBAL NATURAL RESOURCES FUND ...............................           63
   RS PARTNERS FUND ...............................................           67

FINANCIAL INFORMATION
   SCHEDULES OF INVESTMENTS .......................................           74
   STATEMENT OF ASSETS AND LIABILITIES ............................           94
   STATEMENT OF OPERATIONS ........................................           96
   STATEMENT OF CHANGES IN NET ASSETS .............................           98
   FINANCIAL HIGHLIGHTS ...........................................          102
   NOTES TO FINANCIAL STATEMENTS ..................................          106
   REPORT OF INDEPENDENT ACCOUNTANTS ..............................          114
   SUPPLEMENTAL INFORMATION .......................................          116

ADMINISTRATION ....................................................          120

HIGHLIGHTS
-------------------------------------------------

[GRAPHIC OMITTED]
BARRON'S

FOR THE SECOND YEAR IN A ROW JOHN WALLACE WAS RANKED AMONG TOP MANAGERS IN BARRON'S/VALUE LINE FUND SURVEY 1 In the annual BARRON'S/Value Line Fund Survey of mutual fund managers, portfolio manager John Wallace was ranked #60 out of 650 fund managers, based on performance and volatility during his tenure (since 8/1/96 for the RS Diversified Growth Fund) through June 30, 2002.


[GRAPHIC OMITTED]
MONEY
100
2002

RS MIDCAP OPPORTUNITIES FUND ON MONEY'S LIST OF 100 BEST FUNDS 2 For the third year in a row, MONEY magazine chose the RS MidCap Opportunities Fund for MONEY's annual list of "100 Best Funds" (August 2002 issue). MONEY based this list on funds that "have consistently posted competitive returns over the years and that also show the promise of continuing their success and also by sticking with managers we know and trust to take us through the down times."


[GRAPHIC OMITTED]
MORNINGSTAR(R)

RS FUNDS RECEIVE FOUR-STAR OVERALL MORNINGSTAR RATINGS(TM) 3 The following RS Funds noted in the chart below received Overall Morningstar Ratings(TM) of four stars from Morningstar, a proprietary research firm, as of December 31, 2002.

-----------------------------------------
FOUR-STAR OVERALL MORNINGSTAR RATINGS(TM)
As of 12/31/02
--------------------------------------------------------------------------------

                                                 Overall Morningstar Rating(TM)

  RS MidCap Opportunities Fund                   [GRAPHIC OF FOUR STARS OMITTED]
    (out of 533 Mid-Cap Growth Funds)

  RS Value + Growth Fund                         [GRAPHIC OF FOUR STARS OMITTED]
    (out of 533 Mid-Cap Growth Funds)

  RS Global Natural Resources Fund               [GRAPHIC OF FOUR STARS OMITTED]
    (out of 71 Specialty-Natural Resources Funds)

  RS Partners Fund                               [GRAPHIC OF FOUR STARS OMITTED]
    (out of 194 Small Value Funds)

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
LIPPER LEADER

RS FUNDS RECOGNIZED AS LIPPER LEADERS 4 For the three-year period ended December 31, 2002, the following RS Funds were recognized as Lipper Leaders in the following categories: RS INTERNET AGE FUND(TM) for Consistent Return and Tax Efficiency; RS EMERGING GROWTH FUND for Tax Efficiency; THE CONTRARIAN FUND(TM) for Consistent Return, Preservation and Tax Efficiency; RS GLOBAL NATURAL RESOURCES FUND for Total Return, Preservation and Tax Efficiency; and RS PARTNERS FUND for Total Return and Preservation.

   |
2  |   CALL 1-800-766-FUND
   |

[GRAPHIC OMITTED]
STAR
AWARDS

FOR TWO YEARS RUNNING, RS INVESTMENTS HAS BEEN RECOGNIZED FOR EXCELLENCE IN SHAREHOLDER COMMUNICATIONS The Mutual Fund Education Alliance (MFEA) awarded RS Investments "Excellence in Shareholder Communications" for the firm's annual report. It was noted by MFEA members as "a beautiful easy-to-read annual report that encourages you to read on." The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support.


[GRAPHIC OMITTED]
KASINA
TOP 10
WEB
SITES
SMALLER FUNDS
2002

WWW.RSINVESTMENTS.COM NAMED TOP 10 WEB SITE FOR TWO CONSECUTIVE YEARS kasina, an e-business management consulting firm, recently ranked the RS Web site as one of the "Top 10 Web Sites for Small Fund Firms" for the second year in a row. "These sites," writes kasina, "continue to innovate and provide notable online services." Investors can find the following features on the RS Web site:

o Quarterly Fund commentaries in streaming video (written transcripts are also available)
o Daily, quarterly, and historical performance
o Online investing and account  access
o E-delivery of statements  and Fund  documents
o E-mail updates for Daily NAVs and Fund information


1 Barron's/Value  Line Fund Survey for 2002  ranked  John  Wallace the 60th best among 650 equity fund managers. Rankings were based on the performance and volatility through 6/30/02 of Wallace's RS Diversified Growth Fund since 8/1/96. Barron's/Value Line Fund Survey for 2001 ranked John Wallace the 33rd best among 650 equity fund managers. Rankings were based on the performance and volatility through 6/30/01. The Barron's/Value Line Fund Survey scanned 6,000 equity funds, screening out those with more than two managers. It then gave each manager a score reflecting how much value he or she added versus his or her peer group. A manager with average performance and volatility got a score of zero. A manager achieving superior performance received a positive score; a manager achieving inferior performance received a negative score. A manager's score was reduced for greater volatility not reflected in correspondingly higher returns. The longer a manager held the job, the more data was used for his or her ranking. Ten diversified stock categories were looked at, and specialized funds were tossed out. Eventually, only 650 managers qualified for the rankings. The rankings are risk-adjusted and are based mainly on relative versus absolute performance. Rankings may be swayed by short time periods, and over time a manager's score may revert to the mean.

2 To compile the "Money 100," the editors of MONEY magazine screened 3,312 funds in 15 different Morningstar categories, using Morningstar's mutual fund database. The editors looked for funds whose returns beat the average for their Morningstar category in each of the past four calendar years and those that landed in the top third of their categories over the one-, three-, and five-year periods, ended April 30, 2002. Not all funds that passed these screens made the Money 100, and not all Money 100 funds passed the screens. In making the final selections, the editors also considered such factors as volatility, expenses, fund management history, and interviews with fund managers.

  Source: Morningstar, Inc. (C) As of December 31, 2002, for the one-, three-, and five-year periods, the RS MidCap Opportunities Fund was among the top 44%, 37%, and 40% of Mid-Cap Growth Funds. The Fund was ranked among 732, 533, and 373 such Funds for each respective period.

3 (C) 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

  For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

  RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods: 533 funds in the last three years and 373 funds in the last five years. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 3 stars and 4 stars for the three- and five-year periods, respectively. RS Value + Growth Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods: 533 funds in the last three years, 373 funds in the last five years, and 124 funds in the last ten years. With respect to these Mid-Cap Growth funds, RS Value + Growth Fund received a Morningstar Rating of 3 stars, 3 stars and 4 stars for the three-, five- and ten-year periods, respectively. RS Global Natural Resources Fund was rated against the following numbers of U.S.-domiciled Specialty-Natural Resources funds over the following time periods: 71 funds in the last three years and 60 funds in the last five years. With respect to these Specialty-Natural Resources funds, RS Global Natural Resources Fund received a Morningstar Rating of 5 stars and 4 stars for the three- and five-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Value funds over the following time periods: 194 funds in the last three years and 131 funds in the last five years. With respect to these Small Value funds, RS Partners Fund received a Morningstar Rating of 5 stars and 3 stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results.

4 Lipper  ratings  for Total  Return  reflect  funds'  historical  total  return performance relative to peers as of 12/31/02. Lipper ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers as of 12/31/02. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class, as of 12/31/02. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of 12/31/02. Tax Efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return, Preservation, and Tax Efficiency metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. The RS Global Natural Resources Fund and RS Partners Fund were rated among 80 Natural Resources funds and 444 Small-Cap Core funds for Total Return. The
  Contrarian  Fund(TM)  and RS  Internet  Age  Fund(TM)  were  rated  among  519
  Multi-Cap Value funds and 387 Science and Technology funds for Consistent Return. The Contrarian Fund(TM), RS Global Natural Resources Fund and RS Partners Fund were rated among 519 Multi-Cap Value funds, 80 Natural Resources funds, and 444 Small-Cap Core funds for Preservation. The Contrarian Fund(TM), RS Emerging Growth Fund, RS Global Natural Resources Fund, and RS Internet Age Fund(TM) were rated among 519 Multi-Cap Value funds, 474 Small-Cap Growth funds, 80 Natural Resources funds, and 387 Science and Technology funds for Tax Efficiency. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2002, Reuters, All Rights Reserved.

  Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

                                                                            |
                                                    WWW.RSINVESTMENTS.COM   |  3
                                                                            |

CHAIRMAN'S LETTER
-------------------------------------------------

[GRAPHIC OMITTED]
G. RANDY HECHT
CHAIRMAN AND CEO

Dear Fellow Shareholders,

The second half of 2002 did not provide investors with any relief. The broad averages fell further in the third quarter and were unable to make up the lost ground during the fourth-quarter rally. Overall, 2002 was down big. Only two groups of mutual funds showed gains for the year, and both were in highly specialized sectors: gold and real estate. For the third year in a row, the broad market ended down for the year, which has happened only three other times in the history of our public equity markets. The one time the market ended down four years in a row was during the Great Depression.

Our group of small- and mid-cap RS Value Funds continued to outperform their peers and the market. In fact, all three of our value funds finished in positive territory for the year. Our Value Team is relentless in its pursuit of smaller outstanding businesses with sustainable cash flow returns on capital substantially in excess of their cost of capital. Led by veteran portfolio manager Andy Pilara, the team members provide insight into what they look for in companies and how they invest--and also highlight some of their favorite stocks--in their respective Fund letters.

Growth stocks had another tough year as price-to-earnings (P/E) ratios fell dramatically, reflecting the very pessimistic view of future earnings and the economy. Our RS Growth Funds suffered along with their peers and the market, as even those companies that met or exceeded expectations fell in value for the most part. In contrast to other fund groups that laid off analysts in 2002 to preserve their near-term profits, we added several savvy experienced analysts to our growth research staff. We have one of the largest small- and mid-cap growth research teams in the country to support our highly acclaimed veteran portfolio managers. We believe that high-quality, fundamental, proprietary research is key to outperformance through both up and down cycles.

Looking forward, we believe there are great values to be found among the battered growth stocks. Our growth portfolios are rife with stocks of high-quality companies trading at P/E multiples that are half their forward growth rates--not to mention that growth rates are being estimated in a very depressed capital spending environment. As the economy recovers (and it will recover over time) and capital spending returns to normal, growth stocks should receive an extra boost. Steve Leuthold of the quantitative and highly regarded Leuthold Group, an organization that provides institutional research, believes that due to the current depressed levels of Nasdaq stocks and a modest recovery forecast, Nasdaq will be at 2000 or above by the end of 2003. You will see many examples of the available bargains in our portfolios as you read the portfolio manager letters that follow.

   |
4  |   CALL 1-800-766-FUND
   |

As I look forward to 2003, there are plenty of reasons to believe that the economy and the stock market will improve, although I am sure it will be a choppy road for the market, given the deep levels of investor pessimism. A list of significant positives and negatives is heavily weighted toward the positives:

POSITIVES                                 NEGATIVES
o Expansive monetary policy               o Possibility of war
o Improving profit margins                o Threat of terrorism at home
o Low inflation and no deflation          o Near term job displacements to
o Demographics                              low-cost countries such as China
o Pro-business administration             o Declining dollar
o Positive technicals
o Very low valuations using
  "normalized earnings"
o Overall economic growth
o Sufficient liquidity

As I write this, the threat of war with Iraq and its implication for much higher oil prices is weighing heavily on the market. When this concern is overcome through either a diplomatic solution or a positive outcome to the war, the market could rally strongly.

The investments currently competing with equities are T-bills, which are yielding around 1%; the long bond, which is yielding around 5%; and real estate, which has already had quite a run. The stock market is being valued off of cyclically depressed earnings and a pessimistic view of future gains. This is not the time to sell stocks, even though it is possible that they could trend lower until the war issue is settled.

We send you written reports twice a year--a semiannual and an annual report. We also prepare Fund reports for the off-quarter ends, which can be read on our Web site, WWW.RSINVESTMENTS.COM. You can receive these reports automatically by signing up for our e-mail service at FUNDS@RSINVESTMENTS.COM or by clicking on the "E-mail Updates" link on our home page.

We thank you for your continued investment and confidence in RS Investments. We are working hard to make 2003 a successful investing year for us all.


/S/ RANDY HECHT
G. Randy Hecht
Chairman and CEO
rhecht@rsinvestments.com

                                                                            |
                                                    WWW.RSINVESTMENTS.COM   |  5
                                                                            |

PORTFOLIO MANAGER BIOGRAPHIES
-------------------------------------------------

[GRAPHIC OMITTED]

OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(TM) since January 2001 and The Information Age Fund(R) since July 2001. He joined RS Investments in 1996 as a research analyst covering the technology sector. Prior to joining the firm, Steve was an analyst in the corporate finance department of Dean Witter Reynolds, Inc., and a summer associate at RCM Capital Management. He has more than nine years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM  CALLINAN  has  managed  the RS  Emerging  Growth Fund since 1996 and the RS
Aggressive Growth Fund since its inception. He has also been co-portfolio manager of the RS Internet Age Fund(TM) since its inception and The Information Age Fund(R) since July 2001. Prior to joining the firm in 1996, Jim was portfolio manager of the Putnam OTC Emerging Growth Fund. He received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Jim is also a Chartered Financial Analyst.

WENDELL LAIDLEY has been co-portfolio manager of the RS Internet Age Fund(TM) and The Information Age Fund(R) since February 2002. Prior to joining RS Investments in February 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Wendell holds a B.A. in economics from Hobart & William Smith College.

   |
6  |   CALL 1-800-766-FUND
   |

[GRAPHIC OMITTED]
FROM LEFT TO RIGHT:
STEVE BISHOP
JIM CALLINAN
WENDELL LAIDLEY
ANDY PILARA
JOHN SEABERN
JOHN WALLACE
BILL WOLFENDEN


ANDY PILARA has managed the RS Partners Fund and the RS Global Natural Resources Fund since their inceptions and has been primarily responsible for the management of The Contrarian Fund(TM) since January 2001. Prior to joining the firm in 1993, Andy was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for nearly 30 years, with experience in portfolio management, research, trading, and sales. He holds a B.A. in economics from St. Mary's College.

JOHN SEABERN is co-portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception. Prior to joining the firm in 1993, John was a performance analyst at Duncan-Hurst Capital Management. He holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

JOHN WALLACE has managed the RS MidCap Opportunities Fund and the RS Diversified Growth Fund since their inceptions. He has also led a team of investment professionals on the RS Value + Growth Fund since July 2001. Prior to joining the firm in 1995, John was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, Bill spent four years in commercial banking for Westamerica Bank and the Bank of California. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

                                                                            |
                                                    WWW.RSINVESTMENTS.COM   |  7
                                                                            |

POTENTIAL RISK/REWARD CHART
-------------------------------------------------

The RS Fund Family Risk/Reward Spectrum shows our assessment of the relative volatility of the RS Funds. The spectrum illustrates our equity funds from more aggressive to more conservative. It should not be used to compare the RS Funds with other mutual funds or different types of investments. The factors we considered in our assessment include certain historic volatility measurements, the types of securities a fund holds or may hold, beta analysis relative to the style-specific benchmarks, and diversification permitted within the fund. Consideration of different factors might result in a different assessment of the relative volatility of the funds. There is no guarantee that any one RS Fund will be less volatile than any other. The spectrum is based on historical information and cannot be used to predict the future volatility or performance of a fund, and a fund's position on the spectrum may change as market and economic conditions change. Funds with less than three years history have been excluded from the analysis.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PRINTED GRAPHIC AS FOLLOWS:


HIGHER VOLATILITY


    RS INTERNET AGE FUND(TM)




    THE INFORMATION AGE FUND(R)
    RS EMERGING GROWTH FUND


    RS DIVERSIFIED GROWTH FUND
    RS SMALLER COMPANY GROWTH FUND



    RS MID CAP OPPORTUNITITES FUND

    RS VALUE + GROWTH FUND
    RS GLOBAL NATURAL RESOURCES FUND
    RS PARTNERS FUND
    THE CONTRARIAN FUND(TM)


LOWER VOLATILITY


    LEGEND  | GROWTH Style Investing
            | VALUE Style Investing

  |
8 |  CALL 1-800-766-FUND
  |

                                                               [GRAPHIC OMITTED]
                                  RS AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
  INVESTING IN SMALL-, MID-, AND LARGE-CAP GROWTH COMPANIES


                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 6

RS AGGRESSIVE GROWTH FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            --------------------------------------------------
                                VALUE               BLEND             GROWTH
                                                                   -----------

FUND PHILOSOPHY THE RS AGGRESSIVE GROWTH FUND INVESTS IN COMPANIES OF ANY SIZE THAT WE BELIEVE OFFER THE POTENTIAL FOR SIGNIFICANT INCREASES IN VALUE. THE FUND GENERALLY INVESTS IN INDUSTRY SEGMENTS THAT ARE EXPERIENCING RAPID GROWTH AND IN COMPANIES WITH COMPETITIVE ADVANTAGES, SUCH AS SUPERIOR TECHNOLOGY, PROFITABILITY, MANAGEMENT, OR MARKET SHARE.

Two and a half down years in a row is a difficult pill to swallow for growth stock investors. It is hard to separate and identify the complex reasons for this collapse, although blame possibly centers on the declining confidence in long-term growth rates of technology stocks; unhealthy skepticism, even cynicism, about the durability of currently strong fundamentals in many growth industries, including technology; and the interrelatedness of negative stock market performance and consequent lackluster corporate confidence.

PORTFOLIO REVIEW First, our companies usually have the potential to grow rapidly throughout most cyclical environments. Investors are normally willing to place a premium valuation on this growth and give these firms some assumed rate of success. But, as the S&P 500(R) Index 5 multiple has contracted, our valuation has likewise declined and has not yet decoupled upwardly as it usually does in a post-recession period. This contraction in multiple came despite signs of firming in the economy in the quarter following the September 11, 2001 terrorist attacks. We saw optimistic signs during the May-July timeframe, as value-oriented stocks fell more sharply than technology-heavy portfolios did.
Unfortunately, tech stocks fell away more sharply after July, erasing what we thought was the beginning of a longer-term relative advance for small growth stocks and funds.

Second, and most curious, our worst-performing stocks in 2002 produced the best fundamental financial results. Overture Services far outshone our expectations by delivering more than 130% revenue growth for 2002. Pricing rose by more than 50% as pay-for-performance search advertising enjoyed rapid acceptance by larger, more mainstream advertisers. Overture won two major portal deals--Microsoft and Yahoo--overcoming the loss of America Online. For these superlative achievements, the stock market rewarded Overture with a stock price decline of more than 20% for the year. Marvell Technology conquered the emerging gigabit Ethernet networking semiconductor space with its dominant customers, Cisco and Intel. It benefited greatly from the exit of a major competitor in storage chips for disk drives. It also entered a new emerging market in wireless local area network (LAN) chips. After achieving these major milestones, the stock market likewise pummeled Marvell from a high of $44.96 in January to a low of $11.51 in October and about $20 now. Overture and Marvell are extreme examples of a market that gave great grades to mediocre participants and minor marks to superstars.

Third, we are still of the increasingly remote opinion among institutional investors that tech stocks offer strong growth opportunities. As such,

    |
10  |   CALL 1-800-766-FUND
    |
we reloaded our technology portfolios in the fourth quarter of 2001 after the September 11 collapse, acquiring these stocks at low prices but incorrectly assuming that the corporate appetite for information technology (IT) would resurge. Unfortunately, the true technology lows to date came 10 months later in October 2002. This past summer's consumer slowdown and the attendant plunging stock market joined forces to send would-be IT purchasers scurrying back to reconsider, cut, and cancel new software programming and Internet Web site initiatives. Major buyers of technology are the financial services, technology, and telecommunications firms. All of these are currently under duress fundamentally and do not have excess budgets to spend on luxurious new technology products. These order setbacks threw once high-quality emerging growth companies such as WebMethods, O2 Micro, and Emulex into the dreaded "broken chart" or "single-digit stock price" categories. Momentum investors irrationally shun low-priced stocks. The once mighty, essential, and expansive technology firms have become seemingly disdained, irrelevant, and bounded, especially during 2002.

Why do we remain optimistic? We believe that the overall U.S. stock market is relatively inexpensive when compared with fixed-income alternatives such as money market accounts and Treasuries. As mentioned in a January 2003 BARRON'S article, investors can get a relatively superior 2.2% yield on the Dow Jones 30 stocks vs. a paltry 1.1% yield on money market accounts.* The earnings yield on our Fund (which is the inverse of the price-to-earnings (P/E) ratio) is now in line with the 10-year Treasury note at about 4.0%. This means that a stock will generate at least the same amount of earnings as a long term government bond.* Historically, we are somewhat used to receiving lower yields from growth stocks. In the 1990s we received an average of about 6.7% from the long Treasury note, whereas earnings yields for growth stocks were generally less. At the time, investors accepted a lower earnings yield from growth firms because they implicitly believed that the compound growth rate of earnings would push their effective yields much higher. Back then investors had more confidence in small firms' ability to grow earnings per share (EPS) at much faster rates. (They may have felt assured that their true captured earnings yield would be closer to 9%, as earnings compounded at a very fast rate. In essence they paid $25 for $1 of EPS at initial purchase; but after the third year and 30% compounding EPS growth, they were earning $2.20 on the same spent cost of $25.) What we are seeing now is a loss of investor confidence in the future.

We've experienced lowered confidence levels before, and the market revived quickly and powerfully soon thereafter. In 1994, when Cisco router growth slowed, all tech stocks faltered, but they were resurrected in 1995 when Netscape went public. When the Asian crisis occurred in 1998, semiconductor and networking stocks collapsed, but they lifted briskly in 1999 as the Internet boom cycle ignited. Whether the major cause currently is the threat of war, the slowdown in technology, or the fear of further or deepening recession, we do not know for certain. We are

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  11
                                                                           |

-------------------------------------------------

more certain of the eventual outcome. At some point in the future, as they always have in the past, investors should dramatically extend their investment horizons.

GROWTH SECTORS AND GROWTH IDEAS In our June letter, we made strong cases for Internet, software, and semiconductor positions. Our growth areas also include semiconductor capital equipment, health care services, biotech, generic drugs, business services, media, medical devices, and networking. We find opportunities in other growth categories as well.

Barr Laboratories has three businesses in generic drugs, ethical drug discovery, and patent litigation against major pharmaceutical firms. They have funneled profits from generics into new drug discovery and development. Their newest drug will be called Seasonale, a female oral contraceptive, with side benefits of lower risk of anemia and fewer cycles. This firm is outside of our traditional growth subsegments and it is attempting to carve profitable niches out of existing industries.

Business Objects develops, markets, and supports business intelligence software, allowing organizations to access, analyze and share information internally with employees and externally with customers, suppliers and partners. They are an established leader in business intelligence. They have proven to be successful in generating business in North America, bolstering an already strong European business pipeline.

Overture Services operates an online marketplace that brings together consumers and advertisers. Advertisers participating in the marketplace include retail merchants, wholesale and service businesses and manufacturers. Online advertising has been weak in the last several years, however, there has been a tremendous market share shift toward pay-for-performance online advertising. Merchants gravitate toward this medium because it offers significantly lower customer acquisition cost. Overture's success is driven by this change because their business focuses exclusively on pay-for-performance advertising services.

RESEARCH ORGANIZATION We added a new biotech analyst in July 2002 named Greg Miliotes, who will follow medical devices, biotech, and pharmaceuticals. Greg joins us directly from Stanford Business School, and also has three years of experience prior to graduate school as a biotech stock research analyst at Robertson Stephens. We welcome Greg's arrival, as biotech stocks are trading at 10-year lows and the emerging subsegment in generic drugs is accelerating due to overwhelming government and corporate support and inexpensive pricing.

We hired a new software analyst in March 2002 named Wendell Laidley, formerly an analyst with the brokerage firm of CS First Boston. Wendell has eight years of experience covering software stocks and has markedly enhanced our technology research efforts. He is also a co-portfolio manager of the RS Internet Age Fund(TM) and The Information Age Fund(R).

    |
12  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Ticketmaster                                0.99%
---------------------------------------------------
  Expedia, Inc.                               0.78%
---------------------------------------------------
  Express Scripts, Inc.                       0.37%
---------------------------------------------------
  SeeBeyond Technology Corporation            0.35%
---------------------------------------------------
  Mercury Interactive Corporation             0.35%
---------------------------------------------------
  AMERIGROUP Corporation                      0.26%
---------------------------------------------------
  Taro Pharmaceutical Industries, Ltd.        0.26%
---------------------------------------------------
  Medicis Pharmaceutical Corporation          0.24%
---------------------------------------------------
  Caremark Rx, Inc.                           0.24%
---------------------------------------------------
  Inveresk Research Group, Inc.               0.23%
---------------------------------------------------


-------------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-------------------------------------------

  Marvell Technology Group, Ltd.             -2.84%
---------------------------------------------------
  Abgenix, Inc.                              -2.72%
---------------------------------------------------
  webMethods, Inc.                           -2.36%
---------------------------------------------------
  Agile Software Corporation                 -2.29%
---------------------------------------------------
  Flextronics International, Ltd.            -2.16%
---------------------------------------------------
  PLX Technology, Inc.                       -1.96%
---------------------------------------------------
  BEA Systems, Inc.                          -1.86%
---------------------------------------------------
  AOL Time Warner, Inc.                      -1.80%
---------------------------------------------------
  Overture Services, Inc.                    -1.59%
---------------------------------------------------
  Brocade Communications Systems, Inc.       -1.56%
---------------------------------------------------

SUMMARY AND OUTLOOK We are optimistic looking forward. We see easier growth comparisons for all sectors within technology as well as sectors to investigate and invest in outside of technology. Investment psychology is considerably bearish, but relative valuations, long-term revenue, and EPS growth rates are very attractive.

As we write this letter, shareholders are considering a proposed merger between the RS Aggressive Growth Fund and the RS Emerging Growth Fund, so this may be our last letter to you as RS Aggressive Growth Fund shareholders. We thank you for your continued confidence in us.


/S/ JIM CALLINAN
Jim Callinan
Portfolio Manager

* Money market funds are generally considered to be risk-free investments. While the market values of government bonds and Treasury bills will fluctuate in response to changes in interest rates they are generally viewed as risk-free investments. Stocks are not guaranteed, present various issuer risks, and have historically been more volatile than other asset classes.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   | 13
                                                                           |

RS AGGRESSIVE GROWTH FUND
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $41.1 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

 1.20%   ............................................. Autos and Transportation
43.70%   ............................................... Consumer Discretionary
  0.0%   ..................................................... Consumer Staples
  0.0%   ............................................................... Energy
 2.90%   ................................................... Financial Services
23.40%   .......................................................... Health Care
 0.20%   ............................................. Materials and Processing
  0.0%   ................................................................ Other
 3.00%   .................................................... Producer Durables
23.81%   ........................................................... Technology
  0.0%   ............................................................ Utilities
  1.8%   ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  -------------------
  TOP TEN HOLDINGS 2
  -------------------

    Microsoft Corporation                    6.25%
  ------------------------------------------------
    Overture Services, Inc.                  5.69%
  ------------------------------------------------
    Yahoo! Inc.                              5.31%
  ------------------------------------------------
    Andrx Group                              4.28%
  ------------------------------------------------
    VeriSign, Inc.                           3.90%
  ------------------------------------------------
    Taro Pharmaceutical Industries, Ltd.     3.66%
  ------------------------------------------------
    Barr Laboratories, Inc.                  3.47%
  ------------------------------------------------
    Dell Computer Corporation                3.35%
  ------------------------------------------------
    USA Interactive                          3.30%
  ------------------------------------------------
    Medicis Pharmaceutical Corporation       3.03%
  ------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 5/1/00
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                       RS AGGRESSIVE        RUSSELL 3000(R)
        DATE            GROWTH FUND         GROWTH INDEX 3
       ------          -------------        ---------------

       5/1/00             $10,000              $10,000
         6/00             $10,920              $10,111
         9/00             $11,130               $9,577
        12/00              $8,220               $7,540
         3/01              $6,130               $5,994
         6/01              $7,230               $6,541
         9/01              $5,110               $5,232
        12/01              $6,180               $6,060
         3/02              $5,990               $5,906
         6/02              $4,760               $4,815
         9/02              $3,820               $4,069
        12/02              $4,050               $4,361


  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                          Total   Average Annual
                                         1-Year    Return Since     Return Since
                                   Total Return     Inception 4      Inception 4
--------------------------------------------------------------------------------
  RS Aggressive Growth Fund             -34.47%         -59.50%          -28.73%
--------------------------------------------------------------------------------
  Russell 3000 Growth Index             -28.04%         -56.39%          -26.73%
--------------------------------------------------------------------------------
  S&P 500(R) Index 5                    -22.15%         -37.86%          -16.33%
--------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Russell 3000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

4  Inception date: May 1, 2000.

5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
14  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                 RS DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
                     FOCUSING ON SMALL-CAP GROWTH COMPANIES


                                                                    JOHN WALLACE
                                                            Co-Portfolio Manager
                                                              For bio see page 7


                                                                    JOHN SEABERN
                                                            Co-Portfolio Manager
                                                              For bio see page 7

RS DIVERSIFIED GROWTH FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                  -------------
                                VALUE               BLEND             GROWTH
                                                                  -------------

FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN SMALL-CAP GROWTH STOCKS ACROSS DIVERSE COMPANIES AND SECTORS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON OUR SEARCH FOR A GROWTH CATALYST AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO RISK: LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

The last three years of negative performance for the stock market, while not unprecedented, was certainly unusual. In fact, the last time the stock market was down three consecutive years was between 1939-1941. The best thing about 2002 is that it's over. Nearly every sector within the RS Diversified Growth Fund's benchmark, the Russell 2000(R) Growth Index 3, was down double digit percentages during the year. Rapid growth industries, such as health care, technology, and telecommunications were down anywhere from 30-60%. The Fund declined 39.12% while the Russell 2000 Growth Index declined 30.26%, as technology stocks continued to weigh down the Fund's performance. Although these results are disappointing, it is important to consider the Fund's performance over the long term. For example, over the past five years, the Fund posted an average annual return of 5.69% beating the index, which returned -6.59%.

PORTFOLIO REVIEW We entered 2002 with the portfolio fairly aggressively positioned for what we believed at the time would be a gradual cyclical recovery from the recession lows of 2001. Our opinion was that consumer spending would remain robust due to the heavy amount of mortgage debt refinancing and given the fact that the unemployment rate was still a healthy 5%, offsetting the expectation that business spending would remain soft due to sluggish corporate profits. Although gross domestic product (GDP) grew about 3%, the stock market had one of the worst years on record as investors shifted their focus away from company fundamentals and toward a few select high profile bankruptcies and corporate governance scandals, terrorism, and the conflict with Iraq, ultimately causing a major contraction in valuations among both good and bad companies.

2002 proved to be one of the most challenging environments for growth stock investing. We invest in small-cap growth companies that have the potential to grow earnings in excess of 25%, certainly better than the market at large. Typically, high growth companies are awarded premium multiples in all market conditions, but last year was full of examples of companies that posted solid growth results with corresponding multiple compression. An example of this would be Coinstar, a large holding of the Fund throughout the year. Coinstar owns and operates a nationwide network of self-service coin counting machines

    |
16  |   CALL 1-800-766-FUND
    |
located primarily in grocery stores in the U.S. We invested in Coinstar because the company had an opportunity for significant earnings growth as they entered new geographic regions, grew existing market penetration with more effective marketing, and created new products and services sold through the Coinstar machine. Estimates for the company entering 2002 were approximately $.60, up from $.08 in 2001. Through better than expected revenue growth and margin expansion the company was able to earn about $1, but the stock actually declined almost 10% during the year. Today, the estimates for 2003 are $1.55 earnings per share (EPS) so effectively, the market went from giving this high growth company a 42 times forward multiple to 15 times.

Technology was the worst performing sector in the Russell 2000 Growth Index during the year, down over 50%. We entered the year with the thesis that corporate information technology (IT) spending would be sluggish, but focused our technology investments on non-discretionary areas like network security and products that deliver a high return on investment (ROI) on existing network infrastructure. Most of our technology investments were down with the market despite relatively solid fundamental performance. SupportSoft is a top holding of the Fund and a company that executed flawlessly during 2002, but saw its stock price decline by 37%. SupportSoft software automates and personalizes employee and customer support over the Internet. We invested in SupportSoft because we saw a company with potential to expand their addressable market from enterprise customers to broadband service providers and the federal government; the ability to leverage their business model with Original Equipment Manufacturer (OEM) licensing deals with IBM and Siebel Systems while at the same time achieving financial goals for 35% revenue growth; and breakeven profitability during the year. In the third and fourth quarters, we diversified our technology holdings, moving some money into semiconductor, enterprise networking, and storage stocks that we believe have strong growth prospects even without an increase in overall IT spending.

Health care investing also proved to be very difficult in 2002. The Fund was underweighted in health care during most of the year, thus helping capture some relative performance versus our benchmark as the Russell 2000 Growth health care sector declined by 38%. Our biotech and medical device holdings were affected by investor anxiety over the slow moving Food and Drug Administration (FDA) approval process as well as by the same multiple compression experienced by technology stocks. Investors simply weren't willing to pay for any degree of uncertainty in 2002. Some bright spots within health care include our investment in Martek Biosciences, up 15% during the year and Centene Corporation, which had an impressive 53% return. Martek develops and manufactures nutritional oils
(DHA) for the infant formula, nutritional supplements, and food ingredients markets. 2002 was a pivotal year for Martek after striking deals with the two largest infant formula manufacturers to include the company's DHA oils in their leading products. Initial sell through has been impressive and the company was able to hit all financial metrics for the year while at the same time tripling their manufacturing capacity to meet future demand. Centene

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  17
                                                                           |

-------------------------------------------------

Corporation provides managed care programs to individuals receiving Medicaid benefits in Wisconsin, Indiana, Texas, and New Jersey. The stock performed well as membership growth in their core markets accelerated, and the company expanded into new geographic markets. We think Centene can grow membership 20-25% as state governments struggle to manage their health care costs. Their cost savings programs are particularly attractive to states that are running large budget deficits.

Another source of negative performance for the Fund was the energy sector. Our investments in energy service stocks didn't perform as expected. Energy production companies failed to increase drilling activity as cash flows generated from higher commodity prices went to pay down debt and make strategic acquisitions. Our investment in Calpine, which is a leading independent power producer (IPP), was negatively impacted by the Enron debacle. The Securities and Exchange Commission (SEC) never investigated Calpine, and it has not been accused of wrong- doing, but the Enron scandal brought down the whole IPP group. In addition, our belief was that power prices would improve as the economy recovered, but we were premature with our investment and prices continued to drift lower.

After years of negative performance, telecom service stocks started to perform well for the Fund in the second half of 2002. Our investment in Primus Telecommunications Group, an international facilities based carrier, performed well as long distance prices began to rise as large carriers with heavy debt loads rationalized their pricing strategies. Our investment in Nextel Partners, a wireless service provider in rural markets, also performed well as the company's differentiated service helped the company grow its subscriber base by 80% as well as reporting the lowest industry subscriber churn rates, while other service providers struggle to grow at all.

OUTLOOK We think the odds are high that small-cap stocks will have a positive year based on multiple factors. First, earnings estimate revisions have an upward bias for the first time in over two years as overly optimistic estimates of recent years brought intense criticism and now cause many analysts to be too cautious. Second, the small-cap market appears to be undervalued when using valuation metrics based on normalized instead of current earnings estimates, which better account for business cycles. According to the Leuthold Group, the normalized median price to earnings (P/E) on their 3,000 stock universe, which includes mostly small- and mid-cap companies, is 34% below its historical average. Third, the market has posted negative returns for three consecutive years and according to ISI (International Strategy and Investment) the market has registered sharp advances in the year after completing a multi-year negative return cycle, +54% in 1933, +20% in 1942, and +37% in 1975. Last, we find it interesting that the third year of the presidential cycle has been accompanied by positive stock market returns for more than 60 years. Post WWII these gains have averaged 17.3% in the S&P 500(R) Index 5.

CONCLUSION Small-cap growth stocks continue to trade at historically attractive levels. The Fund's P/E multiple is about 16 times 2003 forecasted earnings, whereas the average company is likely to

    |
18  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Primus Telecommunications Group, Inc.       1.08%
---------------------------------------------------
  Landstar System, Inc.                       1.06%
---------------------------------------------------
  Photon Dynamics, Inc.                       0.73%
---------------------------------------------------
  J. Jill Group, Inc.                         0.63%
---------------------------------------------------
  Centene Corporation                         0.60%
---------------------------------------------------
  Aeropostale, Inc.                           0.57%
---------------------------------------------------
  Station Casinos, Inc.                       0.56%
---------------------------------------------------
  MicroStrategy, Inc.                         0.54%
---------------------------------------------------
  The Ryland Group, Inc.                      0.51%
---------------------------------------------------
  Thor Industries, Inc.                       0.49%
---------------------------------------------------


------------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
------------------------------------------

  Netegrity, Inc.                            -2.64%
---------------------------------------------------
  iManage, Inc.                              -2.11%
---------------------------------------------------
  Viewpoint Corporation                      -2.06%
---------------------------------------------------
  Calpine Corporation                        -1.99%
---------------------------------------------------
  Aradigm Corporation                        -1.80%
---------------------------------------------------
  AirGate PCS, Inc.                          -1.72%
---------------------------------------------------
  Velocity Express Corporation               -1.62%
---------------------------------------------------
  Chordiant Software, Inc.                   -1.61%
---------------------------------------------------
  DigitalThink, Inc.                         -1.50%
---------------------------------------------------
  Metawave Communications Corporation        -1.49%
---------------------------------------------------

post 20% to 30% earnings growth. The U.S. economy has stabilized at about 3% annual growth, and bond yields are the lowest in decades. After declining for three years straight, we believe that the stock market is very attractive at current levels. Investor psychology, however, has been battered by events that we cannot control, such as corporate scandals, September 11, and the potential uncertainties in the Middle East. In these volatile but opportune times, our investment process will remain consistent and the Fund broadly diversified. We will continue to take advantage of many excellent investment opportunities.

We thank you for your continued support.


/S/ JOHN WALLACE
John Wallace
Co-Portfolio Manager


/S/ JOHN SEABERN
John Seabern
Co-Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Investing  in  smaller  companies  can  involve  such  risks as less  publicly available information than with larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  19
                                                                           |

RS DIVERSIFIED GROWTH FUND
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $570.8 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

     4.8%  ............................................ Autos and Transportation
    19.8%  .............................................. Consumer Discretionary
     1.7%  .................................................... Consumer Staples
     5.6%  .............................................................. Energy
     3.9%  .................................................. Financial Services
    18.9%  ......................................................... Health Care
     6.9%  ............................................ Materials and Processing
     0.6%  ............................................................... Other
     4.6%  ................................................... Producer Durables
    29.5%  .......................................................... Technology
     2.8%  ........................................................... Utilities
     0.9%  ................................................................ Cash


DATA AS OF DECEMBER 31, 2002

  -------------------
  TOP TEN HOLDINGS 2
  -------------------

  SupportSoft, Inc.                        3.93%
  ----------------------------------------------
  Regeneration Technologies, Inc.          3.37%
  ----------------------------------------------
  RMH Teleservices, Inc.                   3.02%
  ----------------------------------------------
  Landstar System, Inc.                    2.56%
  ----------------------------------------------
  iManage, Inc.                            2.44%
  ----------------------------------------------
  Secure Computing Corporation             2.39%
  ----------------------------------------------
  Coinstar, Inc.                           2.38%
  ----------------------------------------------
  Herley Industries, Inc.                  1.98%
  ----------------------------------------------
  Alloy, Inc.                              1.92%
  ----------------------------------------------
  Centene Corporation                      1.77%
  ----------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 8/1/96
  --------------------------------------------

  [GRAPHIC OMITTED]
  EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     RS DIVERSIFIED         RUSSELL 2000(R)
       DATE           GROWTH FUND           GROWTH INDEX 3
      -------        --------------         ---------------

       8/1/96            $10,000                $10,000
         9/96            $11,110                $11,137
        12/96            $12,420                $11,166
         3/97            $11,870                 $9,995
         6/97            $13,320                $11,750
         9/97            $16,670                $13,738
        12/97            $16,077                $12,612
         3/98            $18,665                $14,110
         6/98            $17,199                $13,300
         9/98            $14,405                $10,326
        12/98            $18,694                $12,767
         3/99            $20,976                $12,552
         6/99            $27,070                $14,403
         9/99            $28,705                $13,695
        12/99            $46,774                $18,268
         3/00            $58,683                $19,964
         6/00            $47,057                $18,492
         9/00            $44,633                $17,758
        12/00            $34,186                $14,171
         3/01            $30,383                $12,016
         6/01            $36,088                $14,176
         9/01            $25,486                $10,195
        12/01            $34,830                $12,863
         3/02            $31,940                $12,611
         6/02            $25,711                $10,632
         9/02            $19,302                 $8,344
        12/02            $21,204                  8,971


  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                              Total   Average Annual
                                            1-Year   5-Year Average     Return Since     Return Since
                                      Total Return    Annual Return      Inception 4      Inception 4
-----------------------------------------------------------------------------------------------------
  RS Diversified Growth Fund               -39.12%            5.69%          112.04%           12.42%
-----------------------------------------------------------------------------------------------------
  Russell 2000 Growth Index                -30.26%           -6.59%          -10.29%           -1.68%
-----------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                       -22.15%           -0.62%           48.68%            6.37%
-----------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

4  Inception date: August 1, 1996.

5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
20  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                                RS EMERGING GROWTH FUND
 SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES
--------------------------------------------------------------------------------



                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 6

RS EMERGING GROWTH FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                   ------------
                                VALUE               BLEND             GROWTH
                                                                   ------------

FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALLER, RAPIDLY GROWING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

Three down years in a row is a difficult pill to swallow for emerging growth stock investors. It is hard to separate and identify the complex reasons for this collapse, although blame possibly centers on the declining confidence in long-term growth rates of technology stocks; unhealthy skepticism, even cynicism, about the durability of currently strong fundamentals in many emerging growth industries, including technology; and the interrelatedness of negative stock market performance and consequent lackluster corporate confidence.

PORTFOLIO REVIEW First, our companies usually have the potential to grow revenues faster than 20% per year throughout most cyclical environments. Investors are normally willing to place a premium valuation on this growth and give these firms some assumed rate of success. Over the past few years, however, investors have consistently assigned our asset class ever-shrinking multiples, which have declined from north of 40 times earnings in 2000 to about 23 times, slightly higher than that of the overall stock market of 20 times. Last June we had postulated that our stocks would enjoy expanding relative price-to-earnings (P/E) multiples as larger U.S. corporations endured relatively slower growth than their smaller counterparts. We were premature in that thinking. As the S&P 500(R) Index 5 multiple has contracted, our valuation has likewise declined and has not yet decoupled upwardly as it usually does in a post-recession period. This contraction in multiple came despite signs of firming in the economy in the quarter following the September 11, 2001, terrorist attacks. We saw optimistic signs during the May-July timeframe, as value-oriented stocks fell more sharply than technology-heavy portfolios did. Unfortunately, tech stocks fell away more sharply after July, erasing what we thought was the beginning of a longer-term relative advance for small growth stocks and funds.

Second, and most curious, our worst-performing stocks in 2002 produced the best fundamental financial results. Overture Services far outshone our expectations by delivering more than 130% revenue growth for 2002. Pricing rose by more than 50% as pay-for-performance search advertising enjoyed rapid acceptance by larger, more mainstream advertisers. Overture won two major portal deals--Microsoft and Yahoo--overcoming the loss of America Online. For these superlative achievements, the stock market rewarded Overture with a stock price decline of more than 20% for the year. Marvell Technology conquered the emerging gigabit Ethernet networking semiconductor space with its dominant customers, Cisco and Intel. It benefited greatly from the exit of a major competitor in storage chips for disk drives. It also entered a new emerging market in wireless local area network (LAN) chips. After achieving these major milestones, the stock market likewise pummeled Marvell from a high of $44.96 in January to a low of $11.51 in October and about $20 now. Overture and Marvell are

    |
22  |   CALL 1-800-766-FUND
    |
extreme examples of a market that gave great grades to mediocre participants and minor marks to superstars.

Third, we are still of the increasingly remote opinion among institutional investors that tech stocks offer strong growth opportunities. As such, we reloaded our technology portfolios in the fourth quarter of 2001 after the September 11 collapse, acquiring these stocks at low prices but incorrectly assuming that the corporate appetite for information technology (IT) would resurge. Unfortunately, the true technology lows to date came 10 months later in October 2002. This past summer's consumer slowdown and the attendant plunging stock market joined forces to send would-be IT purchasers scurrying back to reconsider, cut, and cancel new software programming and Internet Web site initiatives. Major buyers of technology are the financial services, technology, and telecommunications firms. All of these are currently under duress fundamentally and do not have excess budgets to spend on luxurious new technology products. These order setbacks threw once high-quality emerging growth companies such as WebMethods, O2 Micro, Business Objects, and Emulex into the dreaded "broken chart" or "single-digit stock price" categories. Momentum investors irrationally shun low-priced stocks. The once mighty, essential, and expansive technology firms have become seemingly disdained, irrelevant, and bounded, especially during 2002.

Against this pessimistic backdrop, why do we have confidence in our asset class of small-cap growth? We believe that the overall U.S. stock market is relatively inexpensive when compared with fixed-income alternatives such as money market accounts and Treasuries. As mentioned in a January 2003 BARRON'S article, investors can get a relatively superior 2.2% yield on the Dow Jones 30 stocks vs. a paltry 1.1% yield on money market accounts*. If large-cap stocks are seen to be attractive, our stocks are even more so. When the overall stock market does poorly, our smaller-cap stocks fare much worse. When stock market valuations compress, small growth stock valuations fall further.

The earnings yield on our Fund (which is the inverse of the P/E ratio) is now in line with the 10-year Treasury note at about 4.0%. This means that a stock will generate at least the same amount of earnings as a long term government bond.* Historically, we are somewhat used to receiving lower yields from growth stocks. In the 1990s we received an average of about 6.7% from the long Treasury note, whereas earnings yields from small-cap growth stocks were generally less. At the time, investors accepted a lower earnings yield from growth firms because they implicitly believed that the compound growth rate of earnings would push their effective yields much higher. Back then investors had more confidence in small firms' ability to grow earnings per share (EPS) at much faster rates. (They may have felt assured that their true captured earnings yield would be closer to 9%, as earnings compounded at a very fast rate. In essence they paid $25 for $1 of EPS at initial purchase; but after year 3 and 30% compounding EPS growth, they were earning $2.20 on the same spent cost of $25.) What we are seeing now is a loss of investor confidence in the future.

We've experienced lowered confidence levels before, and the market revived quickly and powerfully soon thereafter. In 1994, when Cisco router growth slowed, all tech stocks faltered, but they were resurrected in 1995 when Netscape went public. When the Asian crisis occurred in 1998, semiconductor and networking stocks collapsed, but they lifted briskly in 1999 as the Internet boom cycle ignited. Whether the major cause currently is the threat of war, the slowdown in technology, or the fear of further or deepening recession, we do not know for certain. We are

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  23
                                                                           |

-------------------------------------------------

more certain of the eventual outcome. At some point in the future, as they always have in the past, investors should dramatically extend their investment horizons, pushing up small-cap growth valuations.

Our portfolio will show median EPS growth of roughly 36% in 2003 and 30% in 2004. Over a three-year period, this compounded earnings growth would markedly boost the Fund's realized earnings yield to about 9%, which is a 125% premium to the return on the 10-year Treasury note. We must emphasize that this analysis is highly theoretical, but in our view it is also a somewhat conservative valuation methodology, which, nonetheless, produces quite attractive results.

Another valuation framework that we employ provides a much more optimistic outlook. This methodology involves placing the historical average absolute P/E multiple of 30 times for small-company emerging growth stocks on future earnings estimates looking out one year. The Fund's P/E valuation currently stands at 24 times 2003 EPS estimates and 19 times those for 2004. We believe that this historical average P/E multiple is a reasonable assumption given the Fund's median company EPS growth rate of 36% in 2003 and the absolutely low historical level of interest rates. Our asset class should look highly attractive relative to bonds and large- or small-cap value stocks in 2003.

GROWTH SECTORS AND EMERGING GROWTH IDEAS In our June letter, we made strong cases for Internet, software, and semiconductor positions. Our growth areas also include semiconductor capital equipment, health care services, biotech, generic drugs, business services, media, medical devices, and networking. We find many opportunities in these and other growth categories as well.

Rudolph Technology is an advanced metrology tool manufacturer used by small line wide semiconductor designs. Rudolph is gaining share against the leading inspection firm, KLA-Tencor and has won Intel, which is the most technical demanding customer of quality-control equipment. Deep submicron circuits on semiconductors enable ever-increasing logic and faster processing speeds and are difficult to inspect.

Barr Laboratories has three businesses in generic drugs, ethical drug discovery, and patent litigation against major pharmaceutical firms. They have funneled profits from generics into new drug discovery and development. Their newest drug will be called Seasonale, a female oral contraceptive, with side benefits of lower risk of anemia and fewer cycles.

Avocent manufactures keyboard-video-mouse control equipment to maintain servers and desktop computers in enterprise data centers. Avocent benefits from the ever-increasing densities in server networks, multiple flat-panel displays per desktop, and, of course, complexities introduced by Internet services.

Lending Tree provides home mortgages and refinancings and connects financial institutions with consumers through its Internet site. The company has grown its brand via the Internet but is now expanding its channels to more-traditional direct-marketing fulfillment methods such as call centers and direct mail.

Exact Sciences, a medical diagnostic firm, has a new test for colon cancer that employs genetic markers to identify the presence of tumors. Its specificity is almost as good as a colonoscopy and is exponentially better than the much older hem-occult test, which screens for blood in stool samples. The price of the new test is 10% to 15% of a $3,000 colonoscopy, but 50 times the cost of the hem-occult. Exact has signed a multi-year distribution deal with one of the largest lab firms in the United States.

    |
24  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Expedia, Inc.                               1.72%
---------------------------------------------------
  Coach, Inc.                                 1.05%
---------------------------------------------------
  Cree, Inc.                                  0.71%
---------------------------------------------------
  Centillium Communications, Inc.             0.34%
---------------------------------------------------
  Ticketmaster                                0.28%
---------------------------------------------------
  MicroStrategy, Inc.                         0.25%
---------------------------------------------------
  Caremark Rx, Inc.                           0.25%
---------------------------------------------------
  Chico's FAS, Inc.                           0.24%
---------------------------------------------------
  PEC Solutions, Inc.                         0.23%
---------------------------------------------------
  Newport Corporation                         0.20%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  O2Micro International, Ltd.                -2.17%
---------------------------------------------------
  Abgenix, Inc.                              -2.13%
---------------------------------------------------
  Agile Software Corporation                 -2.01%
---------------------------------------------------
  Retek, Inc.                                -1.63%
---------------------------------------------------
  Overture Services, Inc.                    -1.54%
---------------------------------------------------
  NetIQ Corporation                          -1.52%
---------------------------------------------------
  Marvell Technology Group, Ltd.             -1.48%
---------------------------------------------------
  Photon Dynamics, Inc.                      -1.39%
---------------------------------------------------
  Visible Genetics Inc.                      -1.10%
---------------------------------------------------
  Quest Software, Inc.                       -1.07%
---------------------------------------------------


These firms are either attempting to create brand-new products (Exact Sciences, Lending Tree, and Avocent) or carve profitable niches out of existing industries (Rudolph Technology and Barr Laboratories).

RESEARCH ORGANIZATION We added a new biotech analyst in July 2002 named Greg Miliotes, who will follow medical devices, biotech, and pharmaceuticals. Greg joins us directly from Stanford Business School, but he also has three years of experience prior to graduate school as a biotech stock research analyst at Robertson Stephens. We welcome Greg's arrival, as biotech stocks are trading at 10-year lows and the emerging subsegment in generic drugs is accelerating due to overwhelming government and corporate support and inexpensive pricing.

We hired a new software analyst in March 2002 named Wendell Laidley, formerly an analyst with the brokerage firm of CS First Boston. Wendell has eight years of experience covering software stocks and has markedly enhanced our technology research efforts. He is also a co-portfolio manager of the RS Internet Age Fund(TM) and The Information Age Fund(R).

SUMMARY AND OUTLOOK We are optimistic that the risk/return equation for small growth stocks finally turned favorable in the fall of 2002. We see easier growth comparisons for all sectors within technology as well as ample new emerging growth subsectors to investigate and invest in outside of technology. Investment psychology is considerably bearish, but relative valuations, long-term revenue, and EPS growth rates are very attractive.

We thank you for your immeasurable patience and hope, as fellow shareholders, that it is rewarded over the next few years.


/S/ JIM CALLINAN
Jim Callinan
Portfolio Manager

* Money market funds are generally considered to be risk-free investments. While the market values of government bonds and Treasury bills will fluctuate in response to changes in interest rates they are generally viewed as risk-free investments. Stocks are not guaranteed, present various issuer risks, and have historically been more volatile than other asset classes.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  25
                                                                           |

RS EMERGING GROWTH FUND
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $1.3 billion

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   1.6%  ............................................. Autos and Transportation
  28.0%  ............................................... Consumer Discretionary
   0.4%  ..................................................... Consumer Staples
   1.0%  ............................................................... Energy
   5.8%  ................................................... Financial Services
  25.4%  .......................................................... Health Care
   0.5%  ............................................. Materials and Processing
   0.0%  ................................................................ Other
   5.5%  .................................................... Producer Durables
  27.5%  ........................................................... Technology
   0.6%  ............................................................ Utilities
   3.7%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 2
  ------------------

  Overture Services, Inc.                        3.15%
  ----------------------------------------------------
  Expedia, Inc.                                  2.13%
  ----------------------------------------------------
  Hotels.com                                     1.92%
  ----------------------------------------------------
  Photon Dynamics, Inc.                          1.89%
  ----------------------------------------------------
  O2Micro International, Ltd.                    1.87%
  ----------------------------------------------------
  Sunrise Assisted Living, Inc.                  1.60%
  ----------------------------------------------------
  Marvell Technology Group, Ltd.                 1.49%
  ----------------------------------------------------
  Accredo Health, Inc.                           1.46%
  ----------------------------------------------------
  Cognos, Inc.                                   1.40%
  ----------------------------------------------------
  United Surgical Partners International, Inc.   1.40%
  ----------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 11/30/87
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    RS EMERGING      RUSSELL 2000(R)
      DATE          GROWTH FUND      GROWTH INDEX 3
    --------        ----------       ---------------
    11/30/87          $10,000           $10,000
       12/87          $12,611           $11,040
        3/88          $13,892           $12,963
        6/88          $15,222           $13,786
        9/88          $14,114           $13,406
       12/88          $14,383           $13,289
        3/89          $15,728           $14,276
        6/89          $16,709           $15,200
        9/89          $18,924           $16,558
       12/89          $20,776           $15,970
        3/90          $21,139           $15,545
        6/90          $24,638           $16,526
        9/90          $19,290           $12,214
       12/90          $22,765           $13,189
        3/91          $29,339           $17,219
        6/91          $26,862           $16,622
        9/91          $31,544           $18,415
       12/91          $36,140           $19,940
        3/92          $35,561           $20,486
        6/92          $29,428           $18,026
        9/92          $28,974           $18,375
       12/92          $35,218           $21,490
        3/93          $30,891           $21,105
        6/93          $30,744           $21,713
        9/93          $35,365           $23,740
       12/93          $37,759           $24,364
        3/94          $38,578           $23,371
        6/94          $35,428           $21,898
        9/94          $41,014           $23,944
       12/94          $40,765           $23,772
        3/95          $43,213           $25,076
        6/95          $42,392           $27,563
        9/95          $49,180           $30,698
       12/95          $49,045           $31,151
        3/96          $50,730           $32,941
        6/96          $57,062           $34,866
        9/96          $57,884           $34,569
       12/96          $59,585           $34,660
        3/97          $51,242           $31,025
        6/97          $62,969           $36,471
        9/97          $76,240           $42,642
       12/97          $70,633           $39,147
        3/98          $83,544           $43,798
        6/98          $85,280           $41,282
        9/98          $65,347           $32,052
       12/98          $90,424           $39,628
        3/99         $115,680           $38,962
        6/99         $135,341           $44,708
        9/99         $145,861           $42,509
       12/99         $255,502           $56,705
        3/00         $305,069           $61,968
        6/00         $271,463           $57,400
        9/00         $260,303           $55,120
       12/00         $191,531           $43,986
        3/01         $134,664           $37,299
        6/01         $157,158           $44,003
        9/01         $108,035           $31,647
       12/01         $139,232           $39,927
        3/02         $126,484           $39,145
        6/02          $99,507           $33,001
        9/02          $77,013           $25,899
       12/02          $83,322           $27,844

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                          Total   Average Annual
                                        1-Year   5-Year Average  10-Year Average   Return Since     Return Since
                                  Total Return    Annual Return    Annual Return    Inception 4      Inception 4
----------------------------------------------------------------------------------------------------------------
  RS Emerging Growth Fund              -40.16%            3.36%            9.00%        733.22%           15.08%
----------------------------------------------------------------------------------------------------------------
  Russell 2000 Growth Index            -30.26%           -6.59%            2.62%        178.44%            7.02%
----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                   -22.15%           -0.62%            9.32%        447.58%           11.92%
----------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

4  Inception date: November 30, 1987.

5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
26  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                 THE INFORMATION AGE FUND(R)
TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
--------------------------------------------------------------------------------


                                                                    JIM CALLINAN
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                 WENDELL LAIDLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 6

THE INFORMATION AGE FUND(R)
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            -----------------------------------
                                VALUE               BLEND             GROWTH
                                                                ----------------

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRIMARILY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

While we are pleased that The Information Age Fund(R) was up 35.06% in the fourth quarter of 2002, it was not immune to the sector-wide weakness that characterized much oF technology investing in 2002. During the past several years we have learned many painful lessons as the investment community has lost conviction in the long-term growth prospects of emerging growth technology companies. In the context of the past several years, there is greater likelihood for information technology (IT) spending growth in 2003 as excess capacity is absorbed, demand for information technology returns to more normalized levels, and identifiable new trends emerge and create compelling investment opportunities. As such, we believe our portfolio companies are well-positioned to deliver strong performance.

PERFORMANCE Although the Fund was up more than 51% from the stock market's October 10 low, the fourth quarter could not make up for a very difficult year. For the 12-month period ended December 31, 2002, The Information Age Fund(R) declined 48.04%, whereas its benchmark, the PSE Technology Index 3, fell 33.33%. This decline coincideS with one of the weakest technology spending environments in recent history, which resulted in sizable downward earnings revisions and price-to-earnings (P/E) multiple contraction.

PORTFOLIO REVIEW Our portfolio represents some of the most emerging and fastest growing companies in technology. The vast majority of these companies should grow revenues greater than 20% per year over the next several years. We believe current valuations reflect an overly pessimistic outlook for our companies. In addition, the market has yet to differentiate between the future winners and losers within each sector of technology. We believe we have identified the future winners and expect these companies to be rewarded with higher valuations as they achieve their revenue and earnings targets over the next 12-18 months.

In the first six months of 2002, we underestimated the degree to which broad-based market weakness would negatively impact the growth prospects and corresponding valuations for our favorite companies despite the fact that many of our holdings delivered strong fundamental results (particularly on a relative basis). Our software holdings were negatively impacted by downward earnings revisions in the first two quarters and subsequent P/E multiple contraction. Our hardware and semiconductor holdings, meanwhile, fared much better in achieving estimates but nonetheless suffered from significant P/E multiple contraction.

    |
28  |   CALL 1-800-766-FUND
    |

In the second half of the year we took advantage of the indiscriminate market sell-off to increase our weightings in our favorite names--O2 Micro, Websense--which were consistently hitting expectations though the stocks were selling at extreme discounts to their future earnings potential. We also established a new position in MicroStrategy, where fundamentals were improving and the valuations presented a compelling entry point.

HARDWARE Semiconductor devices and semiconductor capital equipment make up appromixately 30% of the portfolio. Within semiconductors the best performers were OmniVision Technologies and Cree, Inc. OmniVision's main product, a high performance low-cost image-sensing device called CameraChip, is used to capture an image in cellular handsets and digital-still cameras. Cree manufactures light emitting diodes (LED) chips for the color displays in cell phones. Marvell Technology Group, which designs integrated circuits for storage products, broadband communications and wireless local area network (LAN) products, underperformed despite reported results that exceeded expectations thoughout the year. We remain positive on Marvell for 2003. Within the production technology equipment group, we increased our weighting by adding Entegris, which makes consumable products for semiconductor manufacturers. We also added Asyst Technologies, which should benefit from the chip industry's migration to next-generation semiconductor manufacturing process technology.

SOFTWARE AND IT SERVICES Software and IT Services represent more than 40% of portfolio assets. Software, by far the most heavily weighted industry among Fund holdings, underperformed through the first nine months of 2002 as end market demand unexpectedly declined during the first six months of the year. With a few exceptions, estimate revisions had a meaningful negative bias, with a compounding negative effect as the group experienced significant multiple contraction. One stock that adversely impacted performance was Retek, which sells software to Tier 1 retailers and was negatively impacted by sudden budget freezes by many of its larger prospects. By late September, software stocks had traded down so much that their valuations reflected expectations for Q3 results that were much worse than what was actually reported and the stocks dramatically outperformed in the fourth quarter as there were fewer earnings warnings and valuations were excessively cheap. Noteworthy performers during the year included Internet Security Systems (intrusion detection security), MicroStrategy (enterprise business intelligence), Mercury Interactive (infrastructure management), and WebEx Communications (real-time web conferencing & collaboration).

INTERNET SERVICES The Fund's holdings favored e-commerce companies over online advertising plays. E-commerce companies had strong results during 2002, and we have purposely owned the leader in each vertical market. Our key investments have been in online travel (Expedia and Hotels.com), ticketing (Ticketmaster and

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  29
                                                                           |

-------------------------------------------------

USA Interactive), and shopping (eBay). Online advertising, on the other hand, had a very difficult year along with traditional advertising in magazines and newspapers, which was typified by CNET Networks and Doubleclick performing poorly. In response to tough economic times, advertisers became conservative and re-focused on traditional media and resulted in so-called new media bearing the brunt of the spending cutbacks.

OUTLOOK Entering 2003, we believe information technology spending will reflect modest improvement and that the fastest growing companies with the strongest fundamentals will command premium valuations. The Fund is positioned to capitalize on the emerging trends within the broader technology universe and to take advantage of market volatility. We believe 2003 is likely to be a more constructive year for technology stocks as uncertainty and pessimism are replaced by greater predictability and more optimism.

In hardware, we are focused on specialty semiconductor companies that have new product cycle ramps. We are warming up to the telecommunications sector as valuations have continued to decline and capital expenditures have likely bottomed out. Meanwhile, we are likely to boost our weighting in networking/storage as we believe that spending will return in 2003 as corporate profits improve.

In software, we believe that demand has stabilized and that growth prospects are more promising for the industry as a whole. Many software companies currently have 20-40% excess sales/bookings capacity, which suggests companies can deliver significantly higher levels of quarterly revenue with very limited incremental marginal cost. As companies capitalize on increased demand and deliver higher levels of revenue with very limited incremental cost, we believe software companies could deliver significant margin expansion and earnings leverage, which would make forward estimates appear understated. Management teams realize that stock price appreciation will be driven more by earnings than by P/E multiple expansion, so their interests are aligned with investors. Our investments continue to be centered around several sub-sector themes: security, business intelligence/analytics, selective applications (retail, procurement, content management, product lifecycle management, customer relationship management), infrastructure management, and integration.

In summary, 2003 should be a better year for small-cap technology companies as we believe there will be a modest improvement in overall information technology spending. The technology industry will continue to be the primary source of future innovation and productivity, and we believe our

    |
30  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Expedia, Inc.                               3.05%
---------------------------------------------------
  MicroStrategy, Inc.                         1.98%
---------------------------------------------------
  Internet Security Systems, Inc.             1.21%
---------------------------------------------------
  Websense, Inc.                              0.82%
---------------------------------------------------
  Landstar System, Inc.                       0.79%
---------------------------------------------------
  Mercury Interactive Corporation             0.72%
---------------------------------------------------
  Packeteer, Inc.                             0.64%
---------------------------------------------------
  Ariba, Inc.                                 0.63%
---------------------------------------------------
  Cymer, Inc.                                 0.59%
---------------------------------------------------
  OmniVision Technologies, Inc.               0.50%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Lantronix, Inc.                            -4.12%
---------------------------------------------------
  O2Micro International, Ltd.                -2.96%
---------------------------------------------------
  Retek, Inc.                                -2.80%
---------------------------------------------------
  Agile Software Corporation                 -2.79%
---------------------------------------------------
  Netegrity, Inc.                            -2.69%
---------------------------------------------------
  Sprint Corporation (PCS Group)             -2.68%
---------------------------------------------------
  Marvell Technology Group, Ltd.             -2.63%
---------------------------------------------------
  Alloy, Inc.                                -2.36%
---------------------------------------------------
  AOL Time Warner, Inc.                      -2.30%
---------------------------------------------------
  Novatel Wireless, Inc.                     -2.17%
---------------------------------------------------

portfolio companies are poised to be major contributors to this ongoing technology evolution.

We thank you for your continued confidence, patience, and support.


/S/ JIM CALLINAN
Jim Callinan
Co-Portfolio Manager


/S/ STEVE BISHOP
Steve Bishop
Co-Portfolio Manager


/S/ WENDELL LAIDLEY
Wendell Laidley
Co-Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change; evolving industry standards; frequent new service and product announcements, introductions and enhancements; and changing customer demands. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  31
                                                                           |

THE INFORMATION AGE FUND(R)
--------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT: $50.4 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   0.0%  ............................................. Autos and Transportation
  13.1%  ............................................... Consumer Discretionary
   0.0%  ..................................................... Consumer Staples
   0.0%  ............................................................... Energy
   0.3%  ................................................... Financial Services
   0.0%  .......................................................... Health Care
   0.0%  ............................................. Materials and Processing
   0.0%  ................................................................ Other
   7.6%  .................................................... Producer Durables
  78.8%  ........................................................... Technology
   0.0%  ............................................................ Utilities
   0.2%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 2
  -------------------

  MicroStrategy, Inc.                      5.63%
------------------------------------------------
  Marvell Technology Group, Ltd.           4.60%
------------------------------------------------
  Intersil Corporation                     4.10%
------------------------------------------------
  Interwoven, Inc.                         4.05%
------------------------------------------------
  Kana Software, Inc.                      3.92%
------------------------------------------------
  O2Micro International, Ltd.              3.89%
------------------------------------------------
  Packeteer, Inc.                          3.30%
------------------------------------------------
  Internet Security Systems, Inc.          3.29%
------------------------------------------------
  Retek, Inc.                              3.24%
------------------------------------------------
  Altiris, Inc.                            3.09%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 11/15/95
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                          THE INFORMATION       PSE TECHNOLOGY
        DATE                AGE FUND (R)             FUND 3
      --------            ---------------       --------------
      11/15/95                $10,000              $10,000
         12/95                 $9,300               $9,819
          3/96                 $9,340               $9,790
          6/96                $10,710              $10,123
          9/96                $11,790              $10,803
         12/96                $11,785              $11,786
          3/97                $10,351              $11,775
          6/97                $12,276              $13,735
          9/97                $15,982              $16,360
         12/97                $12,509              $14,140
          3/98                $14,269              $16,837
          6/98                $14,958              $16,834
          9/98                $13,421              $15,562
         12/98                $19,040              $21,860
          3/99                $22,114              $24,203
          6/99                $24,637              $29,822
          9/99                $26,959              $30,542
         12/99                $43,072              $47,305
          3/00                $50,522              $56,549
          6/00                $47,345              $53,601
          9/00                $42,134              $50,550
         12/00                $27,959              $39,634
          3/01                $22,679              $32,225
          6/01                $22,532              $35,319
          9/01                $14,913              $25,170
         12/01                $21,776              $33,454
          3/02                $18,763              $33,347
          6/02                $12,649              $24,993
          9/02                 $8,378              $18,771
         12/02                $11,315              $22,304


  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                             Total   Average Annual
                                           1-Year   5-Year Average    Return Since     Return Since
                                     Total Return    Annual Return     Inception 4      Inception 4
--------------------------------------------------------------------------------------------------
  The Information Age Fund(R)             -48.04%           -1.99%          13.15%            1.75%
--------------------------------------------------------------------------------------------------
  PSE Technology Index                    -33.33%            9.54%         123.04%           11.91%
--------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                      -22.15%           -0.62%          65.33%            7.30%
--------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index comprised of stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, and biotechnology. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: November 15, 1995.

5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
32  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                                     RS INTERNET AGE FUND(TM)
INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET
--------------------------------------------------------------------------------


                                                                    JIM CALLINAN
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                 WENDELL LAIDLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 6

RS INTERNET AGE FUND(TM)
-------------------------------------------------

INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                              ----------------------------------
                                VALUE               BLEND             GROWTH
                                                                ----------------

FUND PHILOSOPHY THE RS INTERNET AGE FUND(TM) SEEKS CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE DRIVEN BY THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

While we are pleased that the RS Internet Age Fund(TM) was up 37.39% in the fourth quarter of 2002, it was not immune to the sector-wide weakness that characterized much of technology investing in 2002. During the past several years we have learned many painful lessons as the investment community has lost conviction in the long-term growth prospects of emerging growth technology companies. In the context of the past several years, there is greater likelihood for information technology (IT) spending growth in 2003 as excess capacity is absorbed, demand for information technology returns to more normalized levels, and identifiable new trends emerge and create compelling investment opportunities. As such, we believe our portfolio companies are well-positioned to deliver strong performance.

PERFORMANCE Although the Fund was up more than 54% from the stock market's October 10 low, the fourth quarter could not make up for a very difficult year. For the 12-month period ended December 31, 2002, the RS Internet Age Fund(TM) declined 43.23%, whereas its benchmark, The Street.com/PHLX Internet Sector Index (DOT) 3, fell 55.60%. This decline coincides with one of the weakest technology spending environments in recent history, which resulted in sizable downward earnings revisions and price-to-earnings (P/E) multiple contraction.

PORTFOLIO REVIEW Our portfolio represents some of the most emerging and fastest growing companies in technology. The vast majority of these companies should grow revenues greater than 20% per year over the next several years. We believe current valuations reflect an overly pessimistic outlook for our companies. In addition, the market has yet to differentiate between the future winners and losers within each sector of technology. We believe we have identified the future winners and expect these companies to be rewarded with higher valuations as they achieve their revenue and earnings targets over the next 12-18 months.

In the first six months of 2002, we underestimated the degree to which broad-based market weakness would negatively impact the growth prospects and corresponding valuations for our favorite companies despite the fact that many of our holdings delivered strong fundamental results (particularly on a relative basis). Our software holdings were negatively impacted by downward earnings revisions in the first two quarters and subsequent P/E multiple contraction. Our hardware and semiconductor

    |
34  |   CALL 1-800-766-FUND
    |
holdings, meanwhile, fared much better in achieving estimates but nonetheless suffered from significant P/E multiple contraction.

In the second half of the year we took advantage of the indiscriminate market sell-off to increase our weightings in our favorite names (Marvell Technology, O2 Micro, Websense), which were consistently hitting expectations though the stocks were selling at extreme discounts to their future earnings potential. We also established a new position in MicroStrategy, where fundamentals were improving and the valuations presented a compelling entry point.

Within software, the Fund focused on four themes: business intelligence, security, infrastructure management, and collaboration:

o In business intelligence, MicroStrategy, one of the Fund's top performers, provides software that enables companies to analyze raw data stored across their enterprise to reveal business trends. The company is a turnaround story, having previously been distracted by some ill-advised initiatives (which have since been disposed of), and management has significantly improved its balance sheet by repurchasing debt at a discount to face value. We believe that the company's shares are among the least expensive in the industry.

o In security, terrorist threats, hacker activity, and the increased prevalence of viruses have increased investment in security infrastructure. Internet Security Systems, the leading vendor of intrusive detection software, posted strong results as it carves out a leadership position while other companies try to play catch-up from a technology standpoint. The company is well-positioned to grow as spending in this area picks up in 2003. In a related area, Websense, a leading provider of employee Internet management products that enable businesses to monitor employee use of the Internet at work, was one of the Fund's top performers. The company's products are installed in enterprises on a widespread basis to control the use of the Internet and to increase productivity among corporate employees. Websense is a clear market leader with a highly recurring revenue base and operating margins in the mid-twenties.

o Another area, infrastructure management, generated strong performance for the Fund with such holdings as Mercury Interactive, a provider of testing and performance management solutions that help companies keep their infrastructures operating efficiently and without downtime.

o In collaboration, WebEx Communications was a solid performer for the year. The company's Internet conferencing platform enables clients to conduct meetings and share software applications, documents, presentations, and other content over the Web thereby leveraging this new medium of collaboration. WebEx has been growing revenues and margins throughout the entire technology downturn and is well-positioned to outperform.

The Fund also saw strong performance from retail e-commerce companies such as Expedia, Ticketmaster, and Hotels.com, where the number of online bookings as a percentage of total reservations is rapidly increasing.

Semiconductor devices and semiconductor capital equipment make up appromixately 29% of the portfolio. Within semiconductors the best

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  35
                                                                           |

-------------------------------------------------

performers were OmniVision Technologies and Cree, Inc. OmniVision's main product, a high performance low-cost image-sensing device called CameraChip, is used to capture an image in cellular handsets and digital-still cameras. Cree manufactures light emitting diodes (LED) chips for the color displays in cell phones. Marvell Technology Group, which designs integrated circuits for storage products, broadband communications, and wireless local area network (LAN) products, underperformed despite reported results that exceeded expectations thoughout the year. We remain positive on Marvell for 2003. Within the production technology equipment group, we increased our weighting by adding Entegris, which makes consumable products for semiconductor manufacturers. We also added Asyst Technologies, which should benefit from the chip industry's migration to next-generation semiconductor manufacturing process technology.

OUTLOOK Entering 2003, we believe information technology spending will reflect modest improvement and that the fastest growing companies with the strongest fundamentals will command premium valuations. The Fund is positioned to capitalize on the emerging trends within the broader technology universe and to take advantage of market volatility. We believe 2003 is likely to be a more constructive year for technology stocks as uncertainty and pessimism is replaced by greater predictability and more optimism.

As always, we are building a position in companies that have declined significantly in price but have strong futures, including: DSP Group, which designs integrated circuits that perform speech-related functions in telephones and computers; SemTech, which designs a broad range of analog semiconductor products; and Integrated Device Technology, which manufactures semiconductors for the elecom and networking industry. In addition, we have trimmed shares of companies whose stock prices we believe exceeded an appropriate valuation based on fundamental performance.

In software, we believe that demand has stabilized and that growth prospects are more promising for the industry as a whole. Many software companies currently have 20-40% excess sales/bookings capacity, which suggests companies can deliver significantly higher levels of quarterly revenue with very limited incremental marginal cost. As companies capitalize on increased demand and deliver higher levels of revenue with very limited incremental cost, we believe software companies could deliver significant margin expansion and earnings leverage, which would make forward estimates appear understated. Management teams realize that stock price appreciation will be driven more by earnings than by P/E multiple expansion, so their interests are aligned with investors. Our investments continue to be centered around several sub-sector themes: security, business intelligence/analytics, selective applications (retail, procurement, content management, product lifecycle management, customer relationship management), infrastructure management, and integration.

In summary, 2003 should be a better year for small-cap technology companies as we believe there will be a modest improvement in overall information technology spending. The technology industry will continue to be the

    |
36  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Expedia, Inc.                               3.58%
---------------------------------------------------
  MicroStrategy, Inc.                         2.11%
---------------------------------------------------
  Ticketmaster                                1.64%
---------------------------------------------------
  Internet Security Systems, Inc.             1.29%
---------------------------------------------------
  Ariba, Inc.                                 1.11%
---------------------------------------------------
  Websense, Inc.                              0.88%
---------------------------------------------------
  Mercury Interactive Corporation             0.82%
---------------------------------------------------
  Landstar System, Inc.                       0.74%
---------------------------------------------------
  Packeteer, Inc.                             0.69%
---------------------------------------------------
  OmniVision Technologies, Inc.               0.53%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  CNET Networks, Inc.                        -3.36%
---------------------------------------------------
  Lantronix, Inc.                            -3.33%
---------------------------------------------------
  O2Micro International, Ltd.                -2.82%
---------------------------------------------------
  Retek, Inc.                                -2.66%
---------------------------------------------------
  Agile Software Corporation                 -2.50%
---------------------------------------------------
  Novatel Wireless, Inc.                     -2.03%
---------------------------------------------------
  TTI Team Telecom International, Ltd.       -1.98%
---------------------------------------------------
  HPL Technologies, Inc.                     -1.84%
---------------------------------------------------
  Genesis Microchip, Inc.                    -1.79%
---------------------------------------------------
  Marvell Technology Group, Ltd.             -1.77%
---------------------------------------------------

primary source of future innovation and productivity, and we believe our portfolio companies are poised to be major contributors to this ongoing technology evolution.

We thank you for your continued confidence, patience, and support.


/S/ JIM CALLINAN
Jim Callinan
Co-Portfolio Manager


/S/ STEVE BISHOP
Steve Bishop
Co-Portfolio Manager


/S/ WENDELL LAIDLEY
Wendell Laidley
Co-Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change; evolving industry standards; frequent new service and product announcements, introductions and enhancements; and changing customer demands. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  37
                                                                           |

RS INTERNET AGE FUND(TM)
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $35.1 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   0.0%  ............................................. Autos and Transportation
  13.0%  ............................................... Consumer Discretionary
   0.0%  ..................................................... Consumer Staples
   0.0%  ............................................................... Energy
   0.9%  ..................................................  Financial Services
   1.8%  .......................................................... Health Care
   0.0%  ............................................. Materials and Processing
   0.0%  ................................................................ Other
   6.9%  ...................................................  Producer Durables
  73.9%  ........................................................... Technology
   0.0%  ............................................................ Utilities
   3.5%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 2
  ------------------

  Marvell Technology Group, Ltd.           4.78%
------------------------------------------------
  MicroStrategy, Inc.                      4.56%
------------------------------------------------
  Quest Software, Inc.                     4.24%
------------------------------------------------
  Intersil Corporation                     3.97%
------------------------------------------------
  Interwoven, Inc.                         3.41%
------------------------------------------------
  O2Micro International, Ltd.              3.35%
------------------------------------------------
  Kana Software, Inc.                      3.27%
------------------------------------------------
  Expedia, Inc.                            3.05%
------------------------------------------------
  Internet Security Systems, Inc.          2.99%
------------------------------------------------
  Packeteer, Inc.                          2.96%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 12/1/99
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                           THE STREET.COM/
                        RS INTERNET         PHLX INTERNET
       DATE             AGE FUND(TM)       SECTOR (DOT) 3
      -------           ------------       ---------------
      12/1/99             $10,000              $10,000
        12/99             $12,180              $12,477
         3/00             $14,300              $11,965
         6/00             $12,010               $9,098
         9/00             $10,820               $7,712
        12/00              $6,530               $3,249
         3/01              $4,790               $2,423
         6/01              $5,940               $2,644
         9/01              $3,750               $1,287
        12/01              $5,760               $2,085
         3/02              $5,220               $1,687
         6/02              $3,620               $1,038
         9/02              $2,380                 $731
        12/02              $3,270                 $926

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                                 1-Year    3-Year Average    Return Since     Return Since
                                                           Total Return     Annual Return     Inception 4      Inception 4
--------------------------------------------------------------------------------------------------------------------------
  RS Internet Age Fund(TM)                                      -43.23%           -35.49%         -67.30%          -30.40%
--------------------------------------------------------------------------------------------------------------------------
  TheStreet.com/PHLX Internet Sector Index (DOT)                -55.60%           -57.98%         -90.74%          -53.76%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                                            -22.15%           -14.59%         -34.44%          -12.79%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 TheStreet.com Internet Sector Index is an unmanaged, equal dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

 4 Inception date: December 1, 1999.

 5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
38  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                         RS MIDCAP OPPORTUNITIES FUND
SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK
--------------------------------------------------------------------------------



                                                                    JOHN WALLACE
                                                               Portfolio Manager
                                                              For bio see page 7

RS MIDCAP OPPORTUNITIES FUND
-------------------------------------------------

INVESTMENT STYLE

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                -------------
                                VALUE               BLEND             GROWTH
                                                              -----------------

FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM TOTAL RETURN BY INVESTING PRIMARILY IN MID-CAP STOCKS, CONVERTIBLE BONDS, AND PREFERRED STOCKS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING
FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK: LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

The last three years of negative performance for the stock market, while not unprecedented, was certainly unusual. In fact, the last time the stock market was down three years in a row was the time between 1939 to 1941. 2002 was considerably worse than 2001. The S&P 500(R) Index 6 was down nearly twice as much in 2002, and the Dow JoneS Industrial Average was down almost three times as much in 2002. Similarly, the Russell Midcap(R) Growth Index 3, which is the benchmark we track, was down 27.41%, about 1.4 times as much as 2001. The only consolation is that your Fund performed slightly better than its benchmark, declining 26.41% during 2002.

PORTFOLIO REVIEW We entered 2002 positioned for what we believed at the time would be a gradual cyclical recovery from the recession lows of 2001. Our opinion was that consumer spending would remain robust due to the heavy amount of mortgage debt refinancing and given the fact that the unemployment rate was still a healthy 5%, offsetting the expectation that business spending would remain soft due to sluggish corporate profits. However, being right on the economy did not help. Although gross domestic product (GDP) grew about 3%, the stock market had one of the worst years on record as investors shifted their focus away from company fundamentals and toward a few select high profile bankruptcies and corporate governance scandals, terrorism, and the conflict with Iraq, ultimately causing a major contraction in valuations among both good and bad companies.

Throughout 2002, the Fund remained diversified across most Russell sectors. Approximately 50% of the Fund was invested in the largest sectors of the economy: technology, health care, and consumer discretionary. Our energy and telecommunications investments also invite some discussion.

2002 proved to be one of the most challenging environments for technology investing. Most technology companies have the potential to grow earnings at 20% or better, certainly better than the market at large. Investors are usually willing

    |
40  |   CALL 1-800-766-FUND
    |
to assign much higher earnings multiples to such rapidly growing companies. However, the last three years have seen lower earnings multiples for such growth. In fact, multiples for technology stocks have declined from over 40 times in 2000 to now 23 times, only slightly higher than that of the S&P 500. And while we expected technology spending to be choppy at best coming into 2002, we did not predict the severe multiple-compression that has occurred. As a result, while we have been correct on company fundamentals for many of our technology investments, the multiple-compression caused their stock prices to decline. Intersil, for example, performed almost flawlessly throughout 2002;
however, the stock declined 57%. And, while we did not own Intersil until the fourth quarter, the company fundamentals have consistently pointed to a higher stock price, which hasn't always been the case. We remain optimistic that the stock price will rise as the company's fundamentals are strong. Intersil is the leader in Wireless local area network (LAN) chipsets and has a growing analog chip business. Recent design awards in the WLAN chipset area lead us to believe this will be a great investment in 2003. We believe that for technology investing in general, at these earnings multiples, the risk/reward ratio is compelling.

Health care investing also proved to be very difficult in 2002. Our Fund was invested in various areas of health care including biotechnology, medical systems (electronics), and medical services. Our biotechnology holdings were affected by investor anxiety over the slow moving Food and Drug Administration
(FDA) approval process as well as by the same multiple compression experienced by technology companies. Investors were simply not willing to pay for any degree of uncertainty in 2002. Despite all around poor performance, particularly biotech, the sector did see some winners. In the medical devices area, Varian Medical Systems performed well as they continued to gain market share from Siemens, their leading competitor. We predicted the company would benefit significantly from a product upgrade cycle, which we saw in 2002 and expect to continue through 2003. In health care services, Coventry Health Care performed well. As one of the most innovative Health Management Organizations (HMOs), the company made several strategic acquisitions during 2002, and successfully exploited its pricing power over customers, insuring prices will rise another 15% going into 2003. We believe this will lead to stock price outperformance in 2003.

The consumer discretionary sector of the economy proved to be very strong during 2002. In fact, the consumer was responsible for the majority of the approximate 3% GDP growth in 2002. With the benefit of lower interest rates and a strong housing market, the consumer remained healthy. One of our best investments in 2002 was Coach. Coach is a leading-leather goods manufacturer and retailer based primarily in the United States (U.S). We felt the increase in new products introduced in their United States (U.S.) stores as

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  41
                                                                           |

-------------------------------------------------

well as the company's expansion into Japan, where handbag sales are four times that of the U.S., would boost performance. Recently, we have seen signs of the consumer weakening. The "death of the consumer" is a concept that has been suggested multiple times in the 1990's and into this decade; however, the U.S. consumer has proven resilient. As a result, we see opportunities within the consumer sector of the market on a selective basis. We need to find companies with a unique product offering, such as Coach, or a clear competitive advantage.

The energy sector was difficult for us in 2002. Our investments in energy service companies worked for the most part, as rising oil prices led to the expectation of increased drilling activity. Our investment in Calpine, a leading Independent Power Producer (IPP), however, hurt the Fund. We believe Calpine was unfairly associated with the Enron debacle. The Federal Securities and Exchange Commission (SEC) never investigated Calpine, nor has it been accused of wrongdoing, but the Enron scandal brought down the entire independent power group. In addition, our belief was that power prices would improve as the economy recovered, but unfortunately we were probably one year early with our investment and prices continued to drift lower. With that in mind, we continue to own Calpine. We expect it to perform well in 2003 as excess electricity capacity is reduced and electricity demand increases leading to higher power prices in 2003.

After consecutive years of negative performance, telecom service stocks started to perform well toward the second half of 2002. Our investment in Primus Telecommunications Group, an international facilities-based telecom service provider, performed well as long distance prices began to rise. Long distance prices started to improve as large telecom companies with debt-laden balance sheets realized they could no longer compete on price alone. Our investment in Nextel Communications also performed well as the company differentiated itself from other wireless service providers by offering direct connect service (i.e. the company's walkie talkie feature). As we expected, this upgraded service offering has allowed the company to maintain pricing and margins over its competitors.

OUTLOOK There is no question that the growth style of investing was damaged by the accounting scandals that came to light in 2002. Investor confidence in reported profits is vital, and that confidence was shaken when companies admitted that they had incorrectly booked profits while their auditors stood by and remained silent--and there is no question the overall multiple compression of the market took its toll on our portfolio. In addition, a potential conflict with Iraq has created great uncertainty, as the possibility of war hits growth stocks the hardest. There is no way to know when these two obstacles will be overcome. However, we believe sticking to our proven investment process will lead to outperformance in the coming years.

We have never been more excited about our portfolio and the opportunities we see for mid-

    |
42  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Primus Telecommunications Group, Inc.       3.06%
---------------------------------------------------
  Nextel Communications, Inc.                 0.81%
---------------------------------------------------
  Coach, Inc.                                 0.65%
---------------------------------------------------
  Lockheed Martin Corporation                 0.63%
---------------------------------------------------
  Qwest Communications International, Inc.    0.58%
---------------------------------------------------
  Corning, Inc.                               0.50%
---------------------------------------------------
  Norfolk Southern Corporation                0.44%
---------------------------------------------------
  Pixar, Inc.                                 0.41%
---------------------------------------------------
  Garmin, Ltd.                                0.40%
---------------------------------------------------
  Network Associates, Inc.                    0.39%
---------------------------------------------------


------------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
------------------------------------------

  Calpine Corporation                        -2.71%
---------------------------------------------------
  PerkinElmer, Inc.                          -1.97%
---------------------------------------------------
  Abgenix, Inc.                              -1.85%
---------------------------------------------------
  Siebel Systems, Inc.                       -1.69%
---------------------------------------------------
  BEA Systems, Inc.                          -1.59%
---------------------------------------------------
  Applera Corporation-Celera Genomics Group  -1.40%
---------------------------------------------------
  WorldCom, Inc. - WorldCom Group            -1.28%
---------------------------------------------------
  Auspex Systems, Inc.                       -1.14%
---------------------------------------------------
  I2 Technologies, Inc.                      -1.06%
---------------------------------------------------
  Charter Communications, Inc.               -1.05%
---------------------------------------------------

cap investing than we are now. For the first time in three years, valuations for growth stocks are reasonable, and with mid-cap stocks trading at a 20% discount to large-cap stocks this area of investing looks particularly appealing to us. For our portfolio, specifically, we predict median EPS growth of roughly 25% in 2003. This compares to a median price-to-earnings (P/E) ratio of 18 times. We expect this combination of attractive and reasonable valuations along with an improving economy to lead to strong results in 2003.

In this challenging environment, we appreciate your continued support and hope, as fellow shareholders, that we are all rewarded over the coming years.


/S/ JOHN WALLACE
John Wallace
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Investing in mid-cap companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  43
                                                                           |

RS MIDCAP OPPORTUNITIES FUND
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $88.5 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   2.0%  ............................................. Autos and Transportation
  17.9%  ............................................... Consumer Discretionary
   1.2%  ..................................................... Consumer Staples
   9.7%  ............................................................... Energy
   8.5%  ................................................... Financial Services
  18.9%  .......................................................... Health Care
   1.9%  ............................................. Materials and Processing
   1.1%  ................................................................ Other
   4.3%  .................................................... Producer Durables
  22.7%  ........................................................... Technology
   6.2%  ............................................................ Utilities
   5.6%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 2
  ------------------

  Calpine Corporation                      2.88%
------------------------------------------------
  Primus Telecommunications Group, Inc.    2.82%
------------------------------------------------
  Secure Computing Corporation             2.79%
------------------------------------------------
  Teva Pharmaceutical Industries, Ltd.     2.40%
------------------------------------------------
  Tellabs, Inc.                            2.18%
------------------------------------------------
  VeriSign, Inc.                           1.77%
------------------------------------------------
  Lincare Holdings, Inc.                   1.61%
------------------------------------------------
  Biogen, Inc.                             1.58%
------------------------------------------------
  Expedia, Inc.                            1.51%
------------------------------------------------
  Intersil Corporation                     1.51%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 7/12/95
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   RS MIDCAP              RUSSELL               RUSSELL
                 OPPORTUNITIES            MIDCAP(R)             MIDCAP(R)
    DATE             FUND                  INDEX 4           GROWTH INDEX 3, +
   -------       -------------            ---------         -----------------
   7/12/95         $10,000                 $10,000              $ 10,000
      9/95         $10,760                 $10,476              $ 10,519
     12/95         $11,240                 $10,814              $ 10,718
      3/96         $12,200                 $11,465              $ 11,409
      6/96         $13,330                 $11,788              $ 11,835
      9/96         $13,340                 $12,157              $ 12,237
     12/96         $13,956                 $12,868              $ 12,591
      3/97         $13,526                 $12,763              $ 12,132
      6/97         $15,216                 $14,494              $ 13,917
      9/97         $17,850                 $16,419              $ 15,865
     12/97         $17,082                 $16,601              $ 15,429
      3/98         $19,103                 $18,395              $ 17,270
      6/98         $18,396                 $18,118              $ 17,260
      9/98         $15,907                 $15,432              $ 14,378
     12/98         $19,071                 $18,277              $ 18,185
      3/99         $20,416                 $18,192              $ 18,806
      6/99         $23,567                 $20,166              $ 20,765
      9/99         $22,358                 $18,433              $ 19,726
     12/99         $29,773                 $21,609              $ 27,512
      3/00         $35,178                 $23,789              $ 33,324
      6/00         $30,409                 $22,715              $ 30,856
      9/00         $30,540                 $24,262              $ 31,634
     12/00         $27,905                 $23,392              $ 24,280
      3/01         $25,533                 $20,937              $ 18,189
      6/01         $27,162                 $22,933              $ 21,133
      9/01         $19,928                 $18,837              $ 15,258
     12/01         $23,995                 $22,076              $ 19,387
      3/02         $22,979                 $23,014              $ 19,045
      6/02         $19,617                 $20,817              $ 15,567
      9/02         $16,569                 $17,145              $ 12,893
     12/02         $17,658                 $18,503              $ 14,074

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                                  1-Year   5-Year Average    Return Since     Return Since
                                                            Total Return    Annual Return     Inception 5      Inception 5
--------------------------------------------------------------------------------------------------------------------------
  RS MidCap Opportunities Fund                                   -26.41%            0.67%          76.58%            7.90%
--------------------------------------------------------------------------------------------------------------------------
  Russell Midcap Growth Index                                    -27.41%           -1.82%          40.74%            4.68%
--------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Index                                        -16.18%            2.19%          85.03%            8.58%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 6                                             -22.15%           -0.62%          76.75%            7.92%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

+ The Fund's comparative Index changed from Russell Midcap Index to Russell Midcap Growth Index effective May 1, 2002.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

4 The Russell Midcap Index is an unmanaged market-capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. (which consists of the 1,000 largest U.S. companies based on total market capitalization). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5  Inception date: July 12, 1995.

6 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
44  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                 RS SMALLER COMPANY GROWTH FUND
 FOCUSING ON COMPANIES WITH MARKET CAPS OF $750 MILLION OR LESS
--------------------------------------------------------------------------------



                                                                  BILL WOLFENDEN
                                                               Portfolio Manager
                                                              For bio see page 7

RS SMALLER COMPANY GROWTH FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                    ------------
                                VALUE               BLEND             GROWTH
                                                                    ------------

FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF $750 MILLION OR LESS. WE SEEK SMALL COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS.

The stock market posted its third down year in a row in 2002. After bucking the trend with two up years in 2000 and 2001, the RS Smaller Company Growth Fund did not escape the mighty bear market of 2002. The Fund had its first negative year declining 39.07%, compared with a loss of 30.26% for the benchmark Russell 2000(R) Growth Index 3. The market did end the year on a positive note after a nice fourth quarter rally, but the tough economy, geopolitical issues, and corporate governance issues took their toll in the first three quarters. The performance of the Fund was disappointing relative to our peers. However, I have discussed in previous letters that I am taking a two- to five-year investment time horizon and am pleased to report that our Fund still has strong three-and five-year performance results.

REVIEW Small-cap growth stocks faced a strong market headwind in 2002; growth remained out of favor, particularly in the first half of 2002. The performance spread in small-cap styles, as measured by the difference in the Russell 2000 Growth Index and Russell 2000(R) Value Index* in 2002, was 18.83% in favor of value. This led to selling pressure on many growth stocks, particularly smaller, less liquid names under $750 million in market cap. Our overweight position in the technology sector combined with lackluster stock picking did not provide enough to overcome the headwinds. The technology downdraft was very strong and took with it any company that was not profitable or executing flawlessly--and in some cases, these companies were affected as well. Our positions in software companies like IONA Technologies, Netegrity, Interwoven, and Roxio ended up severely impacting performance. The common theme with these stocks was a breakdown in fundamentals and my failure to eliminate positions after their respective first misses. The bear market was ruthless on these non-executors, but it was also very tough on several companies that executed with good fundamental performance during 2002 but suffered multiple compression.

Conceptus, which has a device for permanent contraception in women, received Food and Drug Administration (FDA) approval six months ahead of plan; obtained Canadian approval almost two years ahead of schedule; completed a financing that will last them through profitability; and launched the product both in the United States (U.S.) and overseas. We were very encouraged by all these completed milestones; however, the market wasn't, as Conceptus fell from $24 to $12 in 2002. Opnet Technologies, which has software that helps network administrators manage and predict the performance of their networks, had a great year fundamentally but sold off 44% as its

    |
46  |   CALL 1-800-766-FUND
    |
multiple contracted with the software industry.

We pride ourselves on our research process and understanding our companies better than our competition. Our long-term philosophy (a two- to five-year investment horizon) seems old fashioned in today's myopic market, but we are staying steadfast with this approach and truly believe that hands-on research prevails in the long run. We remain committed to these companies and the many others in the portfolio that continue to grow and execute on their business plans.

Our confidence in this approach was rewarded last year with several long-term holdings that had a positive contribution. Zoran Corporation sells integrated circuits for audio and video markets, specifically DVD's and digital cameras. These red-hot end markets enabled Zoran to grow sales and earnings at over 40% and 100%, respectively, in 2002. Artisan Components, also in the semiconductor industry, develops embedded memory libraries for use in complex integrated circuits or System on Chip (SOC). Artisan also grew sales and profits in excess of 60% in 2002.

OUTLOOK In 2003, companies should benefit from positive earnings comparisons after the post September 11 terrorist attacks and slow economy of 2002. The Fund is structured for a flat economy in 2003. We do not expect significant acceleration or a "double-dip" recession. The portfolio holds companies offering unique products, services, and/or business models that can grow sales and earnings by taking market share or creating new markets.

We think we have uncovered a hidden gem in Genus, a maker of semiconductor capital equipment that sells into the semiconductor and storage industries. Genus has emerged as the market share leader in Atomic Layer Deposition (ALD), a production process that enables chip manufacturers to migrate to sub-90 nanometer line widths. ALD is the fastest growing segment of semiconductor capital equipment. With the ever-increasing complexity of following Moore's Law, Genus's ALD equipment allows chip makers to layer on thinner layers of films with more accuracy and fewer defects. Genus was rewarded handsomely for its ALD technology leadership in 2002, with volume production orders from Samsung, a large Dynamic Random Access Memory (DRAM) manufacturer. This milestone was a significant achievement for Genus, which had largely tapped the data storage market to that point. The DRAM market opens a much larger addressable market for the company. Genus is at an inflection point for orders in 2003 and should begin to show rapid improvements in revenues and earnings as the year unfolds. Importantly, Genus can show strong momentum in its business in 2003 regardless of the semiconductor cycle because of its unique market position. As ALD gets adopted, Genus will continue to be a dominant player and hopefully a big winner for the Fund.

Cardiovascular disease is a leading cause of death in the U.S. and novel therapeutics to treat this disease are in high demand by the medical community. We have discovered a biotechnology company, Atherogenics, that has a potent oral compound for the treatment of atherosclerosis, AGI-1067. This drug is part of a new class called vascular protectants that work through the block-

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  47
                                                                           |

-------------------------------------------------

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Artisan Components, Inc.                    0.79%
---------------------------------------------------
  Websense, Inc.                              0.51%
---------------------------------------------------
  West Marine, Inc.                           0.41%
---------------------------------------------------
  Zoran Corporation                           0.38%
---------------------------------------------------
  Computer Programs & Systems, Inc.           0.36%
---------------------------------------------------
  Cherokee, Inc.                              0.34%
---------------------------------------------------
  Leapfrog Enterprises, Inc.                  0.33%
---------------------------------------------------
  Centene Corporation                         0.33%
---------------------------------------------------
  SafeNet, Inc.                               0.32%
---------------------------------------------------
  American Medical Security Group, Inc.       0.31%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  LogicVision, Inc.                          -1.47%
---------------------------------------------------
  Tumbleweed Communications Corporation      -1.39%
---------------------------------------------------
  Titan Pharmaceuticals, Inc.                -1.31%
---------------------------------------------------
  S1 Corporation                             -1.26%
---------------------------------------------------
  IONA Technologies PLC                      -1.14%
---------------------------------------------------
  Roxio, Inc.                                -1.11%
---------------------------------------------------
  OraSure Technologies, Inc.                 -1.02%
---------------------------------------------------
  Netegrity, Inc.                            -0.98%
---------------------------------------------------
  DuraSwitch Industries, Inc.                -0.97%
---------------------------------------------------
  Interwoven, Inc.                           -0.95%
---------------------------------------------------

age of inflammation within the blood vessel wall. In Phase II clinical trials, AGI-1067 was shown to slow the progression of atherosclerosis and, at the highest doses, even reverse the disease. AGI-1067 will soon enter pivotal late stage clinical trials to treat atherosclerosis. Given the 12 million Americans with this disease, we believe that AGI-1067 could be a blockbuster drug apon FDA approval. These are two examples that illustrate our research process and the Fund's objective of finding undiscovered and underfollowed companies that we believe have the potential for long-term capital appreciation.

RS Investments took advantage of a weak stock market and difficult industry conditions to strengthen our research staff. We made three significant hires in 2002: Greg Miliotes will cover biotech and medical devices; Wendell Laidley will cover software; and Scott Tracy is a generalist working specifically on this Fund.

Looking to 2003, we are optimistic that the RS Smaller Company Growth Fund will resume its history of outperformance and that our process works over the long-term. We thank you for enduring a difficult year and hope, as fellow shareholders, that better times lie ahead.


/S/ BILL WOLFENDEN
Bill Wolfenden
Portfolio Manager

* The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

    |
48  |   CALL 1-800-766-FUND
    |

ASSETS UNDER MANAGEMENT: $109.3 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   0.9%  ............................................. Autos and Transportation
  19.1%  ............................................... Consumer Discretionary
   0.0%  ..................................................... Consumer Staples
   5.1%  ............................................................... Energy
   6.1%  ................................................... Financial Services
  25.1%  .......................................................... Health Care
   2.1%  ............................................. Materials and Processing
   0.0%  ................................................................ Other
  12.2%  .................................................... Producer Durables
  25.6%  ........................................................... Technology
   0.0%  ............................................................ Utilities
   3.8%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 2
  ------------------

  American Medical Security Group, Inc.    2.05%
------------------------------------------------
  Scottish Annuity & Life Holdings, Ltd.   2.04%
------------------------------------------------
  Analogic Corporation                     1.96%
------------------------------------------------
  VitalWorks, Inc.                         1.77%
------------------------------------------------
  Applied Films Corporation                1.65%
------------------------------------------------
  Cubic Corporation                        1.53%
------------------------------------------------
  Ashworth, Inc.                           1.51%
------------------------------------------------
  Coinstar, Inc.                           1.51%
------------------------------------------------
  Bright Horizons Family Solutions, Inc.   1.50%
------------------------------------------------
  Monolithic System Technology, Inc.       1.49%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 8/15/96
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                        RS SMALLER
                      COMPANY GROWTH         RUSSELL 2000(R)
       DATE               FUND               GROWTH INDEX 3
      -------         --------------         ---------------
      8/15/96            $10,000                 $10,000
         9/96            $10,570                 $10,794
        12/96            $11,000                 $10,822
         3/97            $10,200                  $9,687
         6/97            $12,570                 $11,388
         9/97            $15,990                 $13,315
        12/97            $14,350                 $12,223
         3/98            $16,570                 $13,676
         6/98            $15,420                 $12,890
         9/98            $11,630                 $10,008
        12/98            $14,260                 $12,374
         3/99            $14,410                 $12,166
         6/99            $17,190                 $13,960
         9/99            $16,560                 $13,273
        12/99            $22,340                 $17,706
         3/00            $29,880                 $19,349
         6/00            $27,540                 $17,923
         9/00            $28,430                 $17,211
        12/00            $23,333                 $13,735
         3/01            $20,299                 $11,646
         6/01            $23,885                 $13,740
         9/01            $19,228                  $9,882
        12/01            $25,273                 $12,467
         3/02            $23,265                 $12,223
         6/02            $19,854                 $10,304
         9/02            $14,481                  $8,087
        12/02            $15,399                  $8,694

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                                  1-Year   5-Year Average    Return Since     Return Since
                                                            Total Return    Annual Return     Inception 4      Inception 4
--------------------------------------------------------------------------------------------------------------------------
  RS Smaller Company Growth Fund                                 -39.07%            1.42%          53.99%            7.00%
--------------------------------------------------------------------------------------------------------------------------
  Russell 2000 Growth Index                                      -30.26%           -6.59%         -13.06%           -2.17%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                                             -22.15%           -0.62%          45.80%            6.09%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

4  Inception date: August 15, 1996.

5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  49
                                                                           |

                       This page left blank intentionally.








    |
50  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                          RS VALUE +GROWTH FUND
        SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR
--------------------------------------------------------------------------------



                                                                    JOHN WALLACE
                                                               Portfolio Manager
                                                              For bio see page 7

RS VALUE + GROWTH FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            ---------------------------------
                                VALUE               BLEND             GROWTH
                                                -------------

FUND PHILOSOPHY THE RS VALUE + GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMPANIES WITH FAVORABLE RELATIONSHIPS BETWEEN P/E RATIOS AND GROWTH RATES AS WELL AS IN SECTORS OFFERING ABOVE-AVERAGE GROWTH POTENTIAL. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED COMPANIES THAT HAVE LOW-MULTIPLE VALUATIONS RELATIVE TO THEIR PEERS AND ARE POISED TO LEVERAGE GROWTH OPPORTUNITIES.

The last three years of negative performance for the stock market, while not unprecedented, was certainly unusual. In fact, the last time the stock market was down three years in a row was the time between 1939 to 1941. 2002 was considerably worse than 2001. The S&P 500(R) Index 5 was down nearly twice as much in 2002, and the Dow JoneS Industrial Average was down almost three times as much in 2002. Similarly, the Russell 1000(R) Growth Index 3, which is the benchmark we track, was down 27.88%, about 1.4 times as much. The only consolation is that your Fund performed slightly better than its benchmark, declining 27.53% during 2002.

PORTFOLIO REVIEW We entered 2002 positioned for what we believed at the time would be a gradual cyclical recovery from the recession lows of 2001. Our opinion was that consumer spending would remain robust due to the heavy amount of mortgage debt refinancing and given the fact that the unemployment rate was still a healthy 5%, offsetting the expectation that business spending would remain soft due to sluggish corporate profits. However, being right on the economy did not help. Although gross domestic product (GDP) grew about 3%, the stock market had one of the worst years on record as investors shifted their focus away from company fundamentals and toward a few select high profile bankruptcies and corporate governance scandals, terrorism, and the conflict with Iraq, ultimately causing a major contraction in valuations among both good and bad companies.

Throughout 2002, the Fund remained diversified across most Russell sectors. Approximately 50% of the Fund was invested in the largest sectors of the economy: technology, health care, and consumer discretionary. Other areas of note in the portfolio during 2002 were energy and telecom services.

2002 proved to be one of the most challenging environments for technology investing. Most technology companies have the potential to grow earnings at 20% or better, certainly better than the market at large. Investors are usually willing to assign much higher earnings multiples to such rapidly growing companies. However, the last three years have seen lower earnings multiples for such growth. In fact, multiples for technology stocks have declined from over 40 times in 2000 to now 23 times, only slightly higher than that of the S&P 500. And while we expected technology spending to be choppy at best coming into 2002, we did not predict the severe multiple-compression that has occurred. As a result, while we have been correct on company fundamentals for many of our technology investments, the multiple-

    |
52  |   CALL 1-800-766-FUND
    |
compression caused their stock prices to decline. One area within technology that worked well for us in 2002 was in our security investments, Secure Computing and Network Associates. The terrorist events of September 11, 2001, as well as increased awareness regarding network security have prompted both government and enterprise spending on security infrastructure in 2002 and our expectation is that this spending will spill over into 2003 as well. We believe that for technology investing in general, at these earnings multiples, the risk/reward ratio is compelling.

Health care investing also proved to be very difficult in 2002. Our Fund was invested in various areas of health care including biotechnology, medical systems (electronics), and medical services. Our biotechnology holdings were affected by investor anxiety over the slow moving Food and Drug Administration
(FDA) approval process as well as by the same multiple compression experienced by technology companies. Investors were simply not willing to pay for any degree of uncertainty in 2002. Despite all around poor performance, particularly biotech, the sector did see some winners. In the medical devices area, Varian Medical Systems performed well as they continued to gain market share from Siemens, their leading competitor. We predicted the company would benefit significantly from a product upgrade cycle, which we saw in 2002 and expect to continue through 2003. In health care services, Coventry Health Care performed well. As one of the most innovative Health Management Organizations (HMOs), the company made several strategic acquisitions during 2002, and successfully exploited its pricing power over customers, insuring prices will rise another 15% going into 2003. We believe this will lead to stock price outperformance in 2003.

The consumer discretionary sector of the economy proved to be very strong during 2002. In fact, the consumer was responsible for the majority of the approximate 3% GDP growth in 2002. With the benefit of lower interest rates and a strong housing market, the consumer remained healthy. One of our best investments in 2002 was Coach. Coach is a leading-leather goods manufacturer and retailer based primarily in the United States (U.S.). We felt the increase in new products introduced in their U.S. stores as well as the company's expansion into Japan, where handbag sales are four times that of the U.S., would boost performance. Recently, we have seen signs of the consumer weakening. The "death of the consumer" is a concept that has been suggested multiple times in the 1990's and into this decade; however, the U.S. consumer has proved resilient. As a result, we see opportunities within the consumer sector of the market on a selective basis. We need to find companies with a unique product offering, such as Coach, or a clear competitive advantage.

The energy sector was difficult for us in 2002. Our investments in energy service companies worked for the most part, as rising oil prices led to the expectation of increased drilling activity. Our investment in Calpine, a leading Independent Power Producer (IPP), however, hurt the Fund. We believe Calpine was unfairly associated with the Enron debacle. The Federal Securities and Exchange Commission (SEC) never investigated Calpine, nor has it been accused of wrongdoing, but the Enron scandal brought down the entire independent power group. In addition, our belief was that power prices would improve as the economy recovered. Unfortunately, we were probably one year early with our investment and prices continued to drift lower. With that in mind, we continue to own Calpine. We expect it to perform well in 2003 as excess electricity capacity is reduced and electricity demand increases

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  53
                                                                           |

-------------------------------------------------


-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Nextel Communications, Inc.                 0.80%
---------------------------------------------------
  Secure Computing Corporation                0.73%
---------------------------------------------------
  Coach, Inc.                                 0.66%
---------------------------------------------------
  Alliant Techsystems, Inc.                   0.66%
---------------------------------------------------
  Qwest Communications International, Inc.    0.63%
---------------------------------------------------
  UnitedHealth Group, Inc.                    0.63%
---------------------------------------------------
  Adobe Systems, Inc.                         0.46%
---------------------------------------------------
  Garmin, Ltd.                                0.44%
---------------------------------------------------
  Pixar, Inc.                                 0.43%
---------------------------------------------------
  Hotels.com                                  0.42%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Abgenix, Inc.                              -2.18%
---------------------------------------------------
  PerkinElmer, Inc.                          -2.02%
---------------------------------------------------
  Siebel Systems, Inc.                       -1.80%
---------------------------------------------------
  BEA Systems, Inc.                          -1.72%
---------------------------------------------------
  Calpine Corporation                        -1.62%
---------------------------------------------------
  Applera Corporation-Celera Genomics Group  -1.57%
---------------------------------------------------
  Costco Wholesale Corporation               -1.15%
---------------------------------------------------
  I2 Technologies, Inc.                      -1.13%
---------------------------------------------------
  Charter Communications, Inc.               -1.02%
---------------------------------------------------
  Novellus Systems, Inc.                     -0.89%
---------------------------------------------------

leading to higher power prices in 2003.

After consecutive years of negative performance, telecom service stocks started to perform well toward the second half of 2002. Our investment in Nextel Communications performed well as the company differentiated itself from other wireless service providers by offering direct connect service (i.e. the company's walkie talkie feature). As we expected, this upgraded service offering has allowed the company to maintain pricing and margins over its competitors.

OUTLOOK There is no question that the growth style of investing was damaged by the accounting scandals that came to light in 2002. Investor confidence in reported profits is vital, and that confidence was shaken when companies admitted that they had incorrectly booked profits while their auditors stood by and remained silent--and there is no question the resulting multiple compression of the market took its toll on our portfolio. In addition, a potential conflict with Iraq has created great uncertainty, which hits growth stocks the hardest. There is no way to know when these two obstacles will be overcome. However, we believe sticking to our proven investment process will lead to outperformance in the coming years.

We have never been more excited about our portfolio and the opportunities we see for investing than we are now. For the first time in three years, valuations for growth stocks are reasonable. For our portfolio, specifically, we predict median earnings-per-share (EPS) growth of roughly 23% in 2003. This compares to a median price-to-earnings (P/E) ratio of 17 times. We expect this combination of attractive and reasonable valuations along with an improving economy to lead to strong results in 2003.

In this challenging environment, we appreciate your continued support and hope, as fellow shareholders, that we are all rewarded over the coming years.


/S/ JOHN WALLACE
John Wallace
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

    |
54  |   CALL 1-800-766-FUND
    |

ASSETS UNDER MANAGEMENT: $170.4 million

  -------------------
  SECTOR ALLOCATION 1
  -------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   2.0%  ............................................. Autos and Transportation
  19.3%  ............................................... Consumer Discretionary
   3.2%  ..................................................... Consumer Staples
   9.5%  ............................................................... Energy
   7.2%  ................................................... Financial Services
  23.0%  .......................................................... Health Care
   2.0%  ............................................. Materials and Processing
   0.0%  ................................................................ Other
   6.0%  .................................................... Producer Durables
  20.9%  ........................................................... Technology
   2.2%  ............................................................ Utilities
   4.7%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 2
  ------------------

  Secure Computing Corporation             3.38%
------------------------------------------------
  Calpine Corporation                      3.13%
------------------------------------------------
  UnitedHealth Group, Inc.                 2.69%
------------------------------------------------
  Clear Channel Communications, Inc.       2.30%
------------------------------------------------
  Teva Pharmaceutical Industries, Ltd.     2.27%
------------------------------------------------
  ConAgra Foods, Inc.                      1.98%
------------------------------------------------
  Tellabs, Inc.                            1.92%
------------------------------------------------
  Lincare Holdings, Inc.                   1.81%
------------------------------------------------
  Lockheed Martin Corporation              1.78%
------------------------------------------------
  Coach, Inc.                              1.74%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 5/12/92
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   RS VALUE + GROWTH    RUSSELL 1000(R)
       DATE               FUND          GROWTH INDEX 3
      -------      -----------------    ---------------

      5/12/92           $10,000             $10,000
         6/92            $9,801              $9,766
         9/92           $10,099             $10,193
        12/92           $11,004             $10,903
         3/93           $11,933             $10,810
         6/93           $11,943             $10,643
         9/93           $12,843             $10,801
        12/93           $13,378             $11,217
         3/94           $13,890             $10,722
         6/94           $13,276             $10,611
         9/94           $15,560             $11,428
        12/94           $16,469             $11,511
         3/95           $18,927             $12,607
         6/95           $23,086             $13,845
         9/95           $27,536             $15,102
        12/95           $23,501             $15,790
         3/96           $22,651             $16,638
         6/96           $23,429             $17,696
         9/96           $24,964             $18,334
        12/96           $26,819             $19,441
         3/97           $26,198             $19,545
         6/97           $30,483             $23,242
         9/97           $35,511             $24,989
        12/97           $30,523             $25,368
         3/98           $34,486             $29,212
         6/98           $36,066             $30,538
         9/98           $31,352             $27,764
        12/98           $38,898             $35,187
         3/99           $42,710             $37,424
         6/99           $43,746             $38,864
         9/99           $40,909             $37,441
        12/99           $49,958             $46,855
         3/00           $57,100             $50,194
         6/00           $53,620             $48,838
         9/00           $48,924             $46,212
        12/00           $44,416             $36,348
         3/01           $39,744             $28,751
         6/01           $38,228             $31,172
         9/01           $31,391             $25,121
        12/01           $35,344             $28,925
         3/02           $33,998             $28,176
         6/02           $29,484             $22,915
         9/02           $24,929             $19,467
        12/02           $25,612             $20,859

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                  1-Year   5-Year Average  10-Year Average   Return Since     Return Since
                                            Total Return    Annual Return    Annual Return    Inception 4      Inception 4
--------------------------------------------------------------------------------------------------------------------------
  RS Value + Growth Fund                         -27.53%           -3.45%            8.82%        156.12%            9.24%
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index                      -27.88%           -3.84%            6.71%        108.59%            7.15%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                             -22.15%           -0.62%            9.32%        160.13%            9.40%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

4  Inception date: May 12, 1992.

5 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  55
                                                                           |

                       This page left blank intentionally.









    |
56  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                                           THE CONTRARIAN FUND(TM)
                SEEKING OUT-OF-FAVOR AND NEW-DISCOVERY INVESTMENTS
--------------------------------------------------------------------------------



                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 7

THE CONTRARIAN FUND(TM)
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                ------------
                                VALUE               BLEND             GROWTH
                            ------------

FUND PHILOSOPHY THE CONTRARIAN FUND(TM) SEEKS TO ACHIEVE MAXIMUM LONG-TERM GROWTH OF CAPITAL BY INVESTING WORLDWIDE IN GROWING COMPANIES THAT ARE ATTRACTIVELY PRICED. THE FUND INVESTS ON A GLOBAL BASIS IN AN EFFORT TO MAKE TIMELY INVESTMENTS IN NEW-DISCOVERY IDEAS OR IN COMPANIES AND INDUSTRIES THAT ARE NEGLECTED, UNPOPULAR, OR OVERLOOKED. WHEN APPROPRIATE THE FUND WILL SELL STOCKS SHORT.

RS VALUE MISSION STATEMENT Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that have sustainable, long-term returns that exceed the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

PORTFOLIO REVIEW As a result of our conservative positioning and commitment to our cash flow return methodology, The Contrarian Fund(TM) posted a positive return of 1.38% for the 12 months ended December 31, 2002. The Contrarian Fund(TM) outperformed its benchmark Morgan Stanley Capital International (MSCI) All-Country (AC) World Free Index 2, which declined 18.98%, as well as the S&P 500(R) Index 4, which fell 22.15%, and the Russell Midcap(R) Value Index,* which fell 9.65%.

By focusing on cash flow return on invested capital and avoiding high priced securities in areas such as technology and energy services, we were able to dodge many of the problem areas that drove poor performance for many of the benchmarks. In turbulent times, performance is often as much a function of the investments you don't make as the investments you do make.

The Contrarian Fund(TM) entered 2002 positioned defensively. We were cautious about the economy and thus limited our exposure to economically sensitive businesses. As a result, we spent much of the year overweighted in defensive sectors such as consumer staples, health care, and insurance. Although the economy was not strong in 2002, we were able to identify and invest in pockets of the economy with pricing power and little exposure to corporate capital expenditure budgets.

As the year progressed, we started to shift the portfolio to a more economically sensitive position. However, we made the shift slowly. We believe that the economy is recovering, albeit in a muted way. As a result, our exposure to consumer staples has decreased, but we still remain overweighted. We continue to believe that companies with pricing power and "must have" products and services are increasingly attractive in a period of minimal real inflation.

For example, we boosted our exposure to the health care industry, primarily hospitals, generic-drug companies, and pharmacy benefit managers (PBMs) to 17% of the Fund at year-end from 4%. Generic-drug companies are benefiting from the consumer's rapid substitution of expensive, branded drugs. In the generics space, we focus on companies that are producing products with limited competition. These products often include difficult to produce or difficult to source compounds, which create significant barriers to entry. These attractively positioned products have exceptional unit economics and generate returns in excess of the company's cost of capital. Additionally, we look for generic companies that are launching their own proprietary, branded products in areas where they already have development expertise. For example, the Fund owns shares of Barr Laboratories, a generic manufacturer specializing in women's oral contraceptives. These products have high barriers to entry because they

   |
58 |   CALL 1-800-766-FUND
   |
are difficult to produce and package, which results in few competitors per product. Barr Laboratories has quickly established market share in excess of 50% on most of its generic launches. In addition, the company is now launching a proprietary line of women's health products based on what it has learned in the generics arena. Barr Laboratories has an exceptional management team, a deep development and patent portfolio, and a strong balance sheet with more than $400 million in cash.

We also invested in Caremark Rx in 2002. Caremark is one of the leading PBMs and a market share leader in mail-order prescriptions and specialty drug distribution, two thriving businesses. We believe that the PBMs are a valuable link in the pharmaceutical chain and are well-positioned to help lower overall medical costs to consumers. Caremark is very well run and generates some of the highest returns on capital of any company we have seen. Due to constant scrutiny of "rebate payments," the PBM companies continue to be awarded low valuations. We believe that this cloud will be lifted in the near future. Based on our cash flow return analysis, we believe that Caremark's intrinsic value is more than 100% higher than its current market value.

The Fund also has two investments in the hospital space. Hospitals are benefiting from powerful demographic forces reflecting the aging population and from for-profit hospitals reinvesting in their existing facilities in an effort to drive high-margin procedures. These capital projects have returns on capital far in excess of the company's cost of capital. Furthermore, the for-profit hospitals continue to exhibit pricing power and take share from their undercapitalized, not-for-profit peers. The Fund owns both HCA and Universal Health Services, which operate acute-care hospitals throughout much of the
United States. Both of these companies are making significant capital commitments to their existing facilities.

Within the financial sector, we remained invested in the property and casualty insurance space due to severe structural imbalance caused by the World Trade Center tragedy, floods in Europe, a weak equity market and asbestos and mold litigation. As a result of these issues, nearly $75 billion of surplus capital was extinguished, setting up one of the most difficult markets for the property and casualty insurance companies in more than a decade. A hard market demand and supply imbalance enables insurance companies to increase premiums dramatically, sometimes 75% or more. Essentially, with less capital in the system, there is less competition. Pricing power has allowed many of the companies in the property and casualty insurance space to produce lower combined ratios, strong earning power and improving returns on investments. Our investments in the specialty area are in W.R. Berkley and Berkshire Hathaway. These companies have improving combined ratios, which offset decreasing investment income. In 2002, we were disinclined to purchase bank stocks because of deteriorating interest margins and loan quality.

As part of the shift to reduce exposure to consumer staples, we took some profits from investments in Fresh Del Monte Produce and Dole Food Company, both of which have produced strong returns over the past few years. Although we did decrease the size of our position, Fresh Del Monte remains one of our favorite companies as we continue to see positive cash flow returns generated by the business. Another core position with strong cash flow and high returns on capital is Bunge Limited, an agricultural food company with products ranging from raw materials such as grains and fertilizers to retail products such as flour and margarine.

Yet, some of our poorest performing companies in 2002 were in the food group. We purchased Safeway, Kroger, and Supervalu. It was clear that these companies were facing significant price competition, but we felt that the pricing issue was already reflected in their low valuations. We underestimated the gross margin concessions needed to compete with Wal-Mart. We believe that Wal-Mart is going to be the dominant food company in the world within the next five years. Additionally, we have seen flat to negative food


                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  59
                                                                           |

-------------------------------------------------

price inflation. I still think as I look at grain prices and the drought this year that we will have some food price inflation in 2003, which would be beneficial to retail food companies. However, these benefits did not materialize during the time that we owned the stocks.

In 2002, the RS Value team added two analysts, Joe Wolf and Dave Kelley. Both came to RS with extensive analytical and operating experience. Joe worked at Goldman Sachs for four years before attending Harvard Business School. After graduation, he started an affinity marketing company, for which he raised more than $40 million and hired 200 people. He ran the business development and acquisitions groups. Dave joined us from Pequot Capital, a large hedge fund based in Connecticut, where he was an analyst on the small-cap team. Prior to Pequot, Dave worked at Goldman Sachs in mergers and acquisitions (M&A), at a hedge fund subsidiary of ING, and as a founder of an online education company. Dave received an M.B.A from Harvard Business School. While I believe that it is important to hire people with strong credentials, I believe a strong sense of character is most important. As a fellow shareholder of The Contrarian Fund,(TM) you will be pleased to know that Joe and Dave have both. Their recruitment shows the ongoing commitment to the RS Value products. Both are now equity owners of the RS Value Funds group and we hope will be long-term members of the portfolio management team.

OUTLOOK Throughout 2003, we will continue to increase our exposure to economically sensitive sectors that we expect to benefit from a modest increase in economic activity. The speed of this rotation will be influenced by our assessment of both consumers' and business managers' willingness to spend. We believe geopolitical uncertainty has greatly impacted spending, and therefore we will closely monitor consumer and business manager sentiment as we patiently alter our portfolio exposure. Historically, when one looks at U.S. recoveries, gross domestic product (GDP) grows 4-5% in the year followng a recession. We're not going to see that in this recovery, however. We're expecting 2 1/4-2 1/2% GDP growth at best.

We plan to increase our exposure to the industrials; the resource industry, including natural gas, coal, copper, and nickel; as well as the media and technology areas. As value investors and as we finish the third year of a bear market--the first sustained bear market in nearly 30 years--we are finding many opportunities to buy businesses at prices significantly below what we believe to be their warranted values.

We also believe that we are at the beginning of a secular bull market for hard assets. The primary variable that signals this is lack of capacity growth. In most of the commodity industries, there has been very little supply growth and little is forecast for the next two to three years. Therefore, even a modest economic recovery should produce a significant upward price spike in certain commodities. This capital investment logic was the result of commodity companies' managements adopting the return on capital mantra. We are now seeing a number of these companies producing free cash flow at the bottom of the price cycle. Free cash flow and returns above the cost of capital are new financial metrics for these companies, most of which destroyed capital over the last 20 years. We believe that we are in the early stages of a revaluation of commodity companies to better reflect their improved business models.

Another positive factor is China. We want to invest in companies that sell to China not in companies that compete with China in manufacturing. China is a significant consumer and importer of most commodities. Today "Greater Asia"(Asia and Japan) consumes more than 40% of most industrial raw materials, in contrast to 1980, when the area consumed approximately 20% of most industrial raw materials.

We own shares of stock in China Yuchai, which makes diesel motors for trucks in China. This company's stock, traded on the New York Stock Exchange (NYSE), was selling at $4.57 as of December 31, 2002. Last quarter, it had $0.76 cents in earnings. Its book value is more than $6.00, and it has an excellent balance sheet. We are pleased when we can make an investment below book value in an industrial company in the fastest growing industrial country in the world.

We also plan to increase our exposure to technology

    |
60  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  China Yuchai International, Ltd.            8.85%
---------------------------------------------------
  Fresh Del Monte Produce, Inc.               6.36%
---------------------------------------------------
  Dole Food Company, Inc.                     1.99%
---------------------------------------------------
  Sealed Air Corporation                      1.43%
---------------------------------------------------
  Bunge, Ltd.                                 0.92%
---------------------------------------------------
  Principal Financial Group, Inc.             0.77%
---------------------------------------------------
  African Minerals, Ltd.                      0.60%
---------------------------------------------------
  Teck Cominco, Ltd.                          0.50%
---------------------------------------------------
  Sherritt International Corporation          0.49%
---------------------------------------------------
  El Paso Corporation                         0.49%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Ivanhoe Energy, Inc.                       -5.00%
---------------------------------------------------
  HEALTHSOUTH Corporation                    -3.42%
---------------------------------------------------
  Metromedia International Group, Inc.       -2.09%
---------------------------------------------------
  Sprint Corporation (PCS Group)             -1.50%
---------------------------------------------------
  AT&T Wireless Services, Inc.               -1.48%
---------------------------------------------------
  ACE Limited                                -1.17%
---------------------------------------------------
  Archer-Daniels-Midland Company             -0.79%
---------------------------------------------------
  SUPERVALU, Inc.                            -0.78%
---------------------------------------------------
  Liberty Media Corporation                  -0.74%
---------------------------------------------------
  The Kroger Co.                             -0.71%
---------------------------------------------------

and media in 2003. Much like the industrials, technology is cyclical and sensitive to the capital equipment cycle, but many of these companies have stronger business models and balance sheets than most industrial companies. As we enter 2003, many technology companies are trading at levels close to the cash on their books. We will stay true to our cash flow return based analysis when we study the technology and media space and always look for situations where the market has low expectations. Although it is nearly impossible to estimate when capital spending will return, we believe that great opportunities exist provided that one has a long-term perspective on the technology and media space.

At this time, it is also important to mention geopolitical risks. It is obvious that geopolitical unrest will be a focus for the first half of 2003. I do not possess any special insight on these issues, but I do believe that we are in a period of significant change in global politics and that it will not end with the termination of the present hostilities. Our message for investors is that our risk assessment analysis for investments will have to increase. We insist on a margin of safety of at least 50% in the investments we make, meaning our calculated warranted value for the stock is at least 50% greater than the current market price. We believe the combination of our strict adherence to our cash flow methodology and our demanded margin of safety will best position us to succeed in these uncertain times.

We appreciate your continued support and assure you that we will continue to work hard on your behalf.


/S/ ANDY PILARA
Andy Pilara
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Contrarian investing involves taking investment positions that are contrary to those of most investors; and, therefore, what is believed to be the unrecognized value in a security may not be realized for a substantial period of time, if ever. International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. The use of leverage increases market exposure and risk and may result in losses. Options and futures may not be perfectly correlated to the underlying index or security.

* The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestments of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses. The average annual returns for the Russell Miccap Value Index as of 12/31/02 for the one-year, five-year, and since inception periods are -9.65%, 2.95%, and 10.43%, respectively.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  61
                                                                           |

THE CONTRARIAN FUND(TM)
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $57.9 million

  -----------------
  SECTOR ALLOCATION
  -----------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   3.7%  ........................................................ Discretionary
  12.0%  ..................................................... Consumer Staples
  11.8%  ............................................................... Energy
   7.4%  ................................................... Financial Services
  17.2%  .......................................................... Health Care
  11.3%  ........................................................... Industrial
  27.4%  ............................................................ Materials
   9.2%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 1
  ------------------

  China Yuchai International, Ltd.        11.28%
------------------------------------------------
  Bunge, Ltd.                              7.02%
------------------------------------------------
  Berkshire Hathaway, Inc.                 5.90%
------------------------------------------------
  Barr Laboratories, Inc.                  5.62%
------------------------------------------------
  HCA, Inc.                                5.27%
------------------------------------------------
  African Minerals, Ltd.                   4.22%
------------------------------------------------
  Western Gas Resources, Inc.              4.01%
------------------------------------------------
  Fresh Del Monte Produce, Inc.            3.97%
------------------------------------------------
  Vermilion Resources, Ltd.                3.94%
------------------------------------------------
  International Paper Company              3.92%
------------------------------------------------



  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 6/30/93
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               THE CONTRARIAN        MSCI AC WORLD
 DATE              FUND(TM)           FREE INDEX 2
-------        --------------        -------------
6/30/93            $10,000              $10,000
   9/93             $9,559              $10,512
  12/93            $11,186              $10,816
   3/94            $12,098              $10,856
   6/94            $11,618              $11,162
   9/94            $11,078              $11,538
  12/94            $10,568              $11,359
   3/95            $10,739              $11,762
   6/95            $12,626              $12,327
   9/95            $13,308              $12,989
  12/95            $13,830              $13,570
   3/96            $16,731              $14,144
   6/96            $16,038              $14,584
   9/96            $16,440              $14,737
  12/96            $16,828              $15,361
   3/97            $17,062              $15,515
   6/97            $16,036              $17,837
   9/97            $15,244              $18,260
  12/97            $11,862              $17,665
   3/98            $12,127              $20,111
   6/98            $10,769              $20,274
   9/98             $7,520              $17,786
  12/98             $7,984              $21,545
   3/99             $8,392              $22,396
   6/99            $10,214              $23,661
   9/99            $10,623              $23,282
  12/99            $11,042              $27,322
   3/00            $10,700              $27,641
   6/00            $11,793              $26,588
   9/00            $12,533              $25,148
  12/00            $12,180              $23,515
   3/00            $12,080              $27,641
   6/00            $12,577              $26,588
   9/01            $10,192              $18,070
  12/01            $11,175              $19,773
   3/02            $11,429              $19,952
   6/02            $12,058              $18,167
   9/02            $11,009              $14,856
  12/02            $11,330              $16,020

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                                  1-Year   5-Year Average    Return Since     Return Since
                                                            Total Return    Annual Return     Inception 3      Inception 3
--------------------------------------------------------------------------------------------------------------------------
  The Contrarian Fund(TM)                                          1.38%           -0.91%          13.30%            1.32%
--------------------------------------------------------------------------------------------------------------------------
  MSCI AC World Free Index                                       -18.98%           -1.94%          60.20%            5.08%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 4                                             -22.15%           -0.62%         132.69%            9.29%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 49 developed and emerging market countries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

3  Inception date: June 30, 1993.

4 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
62  |   CALL 1-800-766-FUND
    |

                                                               [GRAPHIC OMITTED]
                               RS GLOBAL NATURAL RESOURCES FUND
                     FOCUSING PRIMARILY ON HARD-ASSET COMPANIES
--------------------------------------------------------------------------------



                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 7

RS GLOBAL NATURAL RESOURCES FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            ----------------------------------------------------
                                VALUE               BLEND             GROWTH
                                               ----------------

FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

RS VALUE MISSION STATEMENT Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings and look for businesses that have sustainable, long-term returns that exceed the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

For the 12 months ended December 31, 2002, the RS Global Natural Resources Fund was up 17.04%. The Lipper Natural Resources Index 1 was down 7.22%. Our outperformance was the result of sticking to our valuation disciplines and avoiding the high priced energy service sector and certain large-cap raw material companies. Good relative performance sometimes comes from the stocks you do not buy. We reduced our energy exposure from 48.5% mid-year to 34.5% by year-end. For most of the year, we had a broadly diversified portfolio of natural resources stocks, which served us well.

Our cash flow return analysis was helpful in avoiding certain disasters, especially those in merchant energy. We found that these companies did not earn their cost of capital and would not for a long time. Our questions relating to cash flow returns led to some intense discussions with certain merchant energy management teams. Our cash flow return and duration models help us to evaluate management's deployment of capital. We also found that some energy companies were using unrealistically low discount rates in their project analysis, which usually leads to poor stock performance.

As we enter 2003, our portfolio strategy is almost the opposite of that of 2002. We are slowly reinvesting in the energy sector and increasing our exposure in the industrial materials arena. Although we expect a slow, muted economic recovery, our valuation models are leading to some opportunities in energy and certain industrial commodities.

We also believe that we are at the beginning of a secular bull market for hard assets. The primary variable that signals this is lack of capacity growth. In most of the commodity industries, there has been very little supply growth and little is forecast for the next two to three years. Therefore, even a modest economic recovery should produce a significant upward price spike in certain commodities. The decision to control the supply growth is the result of commodity company managements adopting the return on capital mantra. We are now seeing a number of these companies producing free cash flow at the bottom of the price cycle. Free cash flow and returns above the cost of capital are new financial metrics for these companies, most of which have destroyed capital for the last 20 years. We believe we are in the early stages of a revaluation of commodity companies to better reflect their improved business models.

Another positive factor is China, where we plan to invest in companies that sell to China, not in those that compete with it in manufacturing. China is a significant consumer--and importer--of most commodities. In fact "Greater Asia's" (Asia and Japan) consumption of most industrial raw materials has grown to more than 40% today froM approximately 20% in 1980.

The weak dollar certainly has made our domestic commodity producers more competitive. Domestic companies should find it easier to pass along price increases. Foreign consumers of our commodities are buying goods on sale!

    |
64  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Fresh Del Monte Produce, Inc.               3.15%
---------------------------------------------------
  Oiltec Resources, Ltd.                      2.18%
---------------------------------------------------
  Progress Energy, Ltd.                       1.63%
---------------------------------------------------
  Cequel Energy, Inc.                         1.46%
---------------------------------------------------
  TVX Gold, Inc.                              1.45%
---------------------------------------------------
  El Paso Corporation                         1.26%
---------------------------------------------------
  Bunge, Ltd.                                 0.92%
---------------------------------------------------
  Halliburton Company                         0.87%
---------------------------------------------------
  Ultra Petroleum Corporation                 0.81%
---------------------------------------------------
  Dole Food Company, Inc.                     0.72%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Spinnaker Exploration Company              -1.38%
---------------------------------------------------
  Cadiz, Inc.                                -1.11%
---------------------------------------------------
  NS Group, Inc.                             -1.05%
---------------------------------------------------
  Kinross Gold Corporation                   -0.71%
---------------------------------------------------
  CONSOL Energy, Inc.                        -0.59%
---------------------------------------------------
  Abitibi-Consolidated, Inc.                 -0.44%
---------------------------------------------------
  Talisman Energy, Inc.                      -0.37%
---------------------------------------------------
  Inco, Ltd.                                 -0.36%
---------------------------------------------------
  Westmoreland Coal Company                  -0.34%
---------------------------------------------------
  Petro Canada                               -0.22%
---------------------------------------------------

The building blocks are in place for a new bull market in hard assets, in our view. A number of factors are positive:

o Very  little  capacity  additions
o A new return on  capital  focus
o Growing Chinese consumption
o Low inventories
o Weak dollar

At this time, it is also important to mention the geopolitical risks. It is obvious that Iraq will be a focus for the first half of 2003. I do not possess any special insight on Iraq, but I do believe that we are in a period of significant change in global politics and that it will not end with the termination of hostilities in Iraq. The message for investors is that we will have to increase our risk assessment analysis of investments. I have tried to address the Iraq risk by owning both companies that will benefit from an increase in the price of oil and those that will benefit from a decline.

A company that should benefit from declining oil prices in its cost structure is the third largest nickel company in the world, Falconbridge, Ltd. Nickel is one of our favorite commodities. We have increasing consumption, very little supply growth and near record low inventories. We are forecasting improving returns and free cash flow to reduce debt for the company. There is also the possibility of a merger with Noranda, the majority shareholder.

In the energy area we like natural gas because of inadequate supply coming on and the potential projects in the Rockies. We own Westport Resources, which owns long-life gas resources in the Rockies. With additional pipeline capacity, we believe the gas price differential in the Rockies will improve materially in the next six months. The company has excellent exploration exposure in its land portfolio and strong return opportunities in its natural gas projects.

During 2003 we expect our hard asset bull market thesis to slowly develop, as the first half of the year should witness a difficult operating environment. Prices are just beginning to reflect the new supply/demand fundamentals as inventories are being drawn down. Our strategy for 2003 is to slowly build our positions in energy (natural gas), energy services, and industrial and consumer raw materials.

We want to thank you for your continued support.


/S/ ANDY PILARA
Andy Pilara
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  65
                                                                           |

RS GLOBAL NATURAL RESOURCES FUND
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $38.8 million

  -----------------
  SECTOR ALLOCATION
  -----------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   8.6%  ..................................................... Consumer Staples
  34.5%  ............................................................... Energy
   3.6%  .......................................................... Industrials
  38.2%  ............................................................ Materials
  15.1%  ................................................................. Cash


 DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 1
  ------------------

  Oiltec Resources, Ltd.                   6.33%
------------------------------------------------
  Falconbridge, Ltd.                       5.32%
------------------------------------------------
  International Paper Company              4.87%
------------------------------------------------
  Vermilion Resources, Ltd.                4.79%
------------------------------------------------
  Fresh Del Monte Produce, Inc.            4.49%
------------------------------------------------
  Bunge, Ltd.                              4.10%
------------------------------------------------
  Western Gas Resources, Inc.              3.80%
------------------------------------------------
  Westport Resources Corporation           3.76%
------------------------------------------------
  Canfor Corporation                       3.18%
------------------------------------------------
  Louisiana-Pacific Corporation            3.09%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 11/15/95
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     RS GLOBAL NATURAL     LIPPER NATURAL         S&P 500(R)
       DATE           RESOURCES FUND      RESOURCES INDEX 1        INDEX 4
     --------        -----------------    -----------------       ----------
     11/15/95            $ 10,000             $ 10,000             $ 10,000
        12/95            $ 10,120             $ 10,824             $ 10,398
         3/96            $ 11,860             $ 11,706             $ 10,958
         6/96            $ 12,330             $ 12,245             $ 11,442
         9/96            $ 13,140             $ 12,705             $ 11,801
        12/96            $ 14,290             $ 13,949             $ 12,788
         3/97            $ 13,340             $ 13,414             $ 13,130
         6/97            $ 13,720             $ 14,793             $ 15,415
         9/97            $ 14,770             $ 17,274             $ 16,571
        12/97            $ 11,840             $ 16,005             $ 17,053
         3/98            $ 12,459             $ 16,610             $ 19,430
         6/98            $ 11,110             $ 15,528             $ 20,059
         9/98             $ 8,614             $ 13,011             $ 18,069
        12/98             $ 7,761             $ 12,305             $ 21,925
         3/99             $ 8,125             $ 13,434             $ 23,009
         6/99            $ 10,403             $ 15,952             $ 24,626
         9/99            $ 10,528             $ 16,114             $ 23,086
        12/99             $ 9,498             $ 16,430             $ 26,535
         3/00             $ 9,842             $ 18,369             $ 27,132
         6/00            $ 10,736             $ 19,072             $ 26,410
         9/00            $ 11,589             $ 20,438             $ 26,153
        12/00            $ 11,953             $ 21,232             $ 24,107
         3/01            $ 12,130             $ 20,185             $ 21,249
         6/01            $ 12,931             $ 19,590             $ 22,487
         9/01            $ 10,965             $ 16,553             $ 19,178
        12/01            $ 12,026             $ 18,561             $ 21,236
         3/02            $ 13,753             $ 20,418             $ 21,292
         6/02            $ 14,471             $ 19,166             $ 18,430
         9/02            $ 13,566             $ 16,009             $ 15,257
        12/02            $ 14,076             $ 17,218             $ 16,533

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                                  1-Year   5-Year Average    Return Since     Return Since
                                                            Total Return    Annual Return     Inception 3      Inception 3
--------------------------------------------------------------------------------------------------------------------------
  RS Global Natural Resources Fund                                17.04%            3.52%          40.76%            4.91%
--------------------------------------------------------------------------------------------------------------------------
  Lipper Natural Resources Index                                  -7.22%            1.47%          72.18%            7.92%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                                  -22.15%           -0.62%          65.33%            7.30%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2 The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

3  Inception date: November 15, 1995.

4 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
66  |   CALL 1-800-766-FUND
    |

                                                              [GRAPHIC OMITTED]
                                              RS PARTNERS FUND
          A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
--------------------------------------------------------------------------------



                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 7

RS PARTNERS FUND
-------------------------------------------------

INVESTMENT STYLE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                   -------------
                                VALUE               BLEND             GROWTH
                            -------------

FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES--PRIMARILY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $2 BILLION--USING A VALUE METHODOLOGY COMBINING GRAHAM & DODD BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

RS VALUE MISSION STATEMENT Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and look for businesses that have sustainable, long-term returns that exceed the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

PORTFOLIO REVIEW The RS Partners Fund posted a positive return of 1.23% for the 12 months ended December 31, 2002, as a result of conservative positioning and our commitment to our cash flow return methodology. The RS Partners Fund outperformed its benchmark Russell 2000(R) Value Index 2, which declined 11.43%, as well as the S&P 500(R) Index 4, which fell 22.15%. The Fund's average annual three-year performance was an impressive 15.81%. By focusing on cash flow return on invested capital and avoiding high priced securities in areas such as technology and energy services, we were able to dodge many of the problem areas that drove poor performance for many of the benchmarks. In turbulent times, performance is often as much a function of the investments you do not make as those you do make.

The RS Partners Fund entered 2002 positioned defensively. We were cautious about the economy and, thus, limited our exposure to economically sensitive businesses. Although the economy was not strong, we were able to identify and invest in pockets of the economy with pricing power and little exposure to corporate capital expenditure budgets.

As the year progressed, we started to shift the portfolio to a more economically sensitive position. However, we made the shift slowly. We believe that the economy is recovering, albeit in a muted way. As a result, our exposure to consumer staples decreased but we still remain overweighted. We continue to believe that companies with pricing power and "must have" products and services are increasingly attractive in a period of minimal real inflation.

Perhaps the biggest shift in the Fund during the year was the increase in health care stocks, from 6% at the beginning of 2002 to nearly 20% by year-end. We primarily boosted our exposure to generic-drug companies and pharmacy benefit managers (PBMs). Generic drug companies are benefiting from consumers' rapid substitution of expensive, branded drugs. In the generics space, we focus on companies with products facing limited competition. These products often include difficult to produce or difficult to source compounds which create significant barriers to entry. These attractively positioned products have exceptional unit economics and generate returns in excess of the company's cost of capital. Additionally, we look for generic drug companies that are launching their own proprietary, branded products in areas where they already have development expertise. For example, the Fund owns shares of Barr Laboratories, Pharmaceutical Resources, and Andrx Group. Each of these companies has deep product portfolios, strong patent expertise, and attractive valuations. Additionally, each is building a proprietary pipeline of products that will complement its existing products. These

    |
68  |   CALL 1-800-766-FUND
    |
companies also exhibit strong balance sheets. Each was a strong performer in 2002, and we believe each is well-positioned to continue to outperform in 2003.

We also invested in Caremark Rx. Caremark is one of the leading PBMs and is a market share leader (of mail order prescriptions and distribution of specialty drugs). We believe that the PBMs are a valuable link in the pharmaceutical chain and are well-positioned to help lower overall medical costs to consumers. Caremark is very well run and generates some of the highest returns on capital of any company we have seen. Due to the constant scrutiny of "rebate payments," the PBM companies continue to be awarded low valuations. We believe that this cloud will be lifted in the near future. Based on our cash flow return analysis, we believe that Caremark's intrinsic value is more than 100% higher than its current market value.

Within the financial sector, we remained invested in the property and casualty insurance space due to the severe structural imbalance caused by the World Trade Center tragedy, floods in Europe, a weak equity market, and asbestos and mold litigation. As a result of these issues, nearly $75 billion of surplus capital was extinguished, setting up one of the most difficult markets for property and casualty insurance companies in more than a decade. A hard market demand and supply imbalance enables insurance companies to increase premiums dramatically, sometimes 75% or more. Essentially, with less capital in the system, there is less competition. Pricing power has allowed many of the companies in the property and casualty insurance space to produce lower combined ratios, strong earning power, and improving return on investments (ROIs). Our investments in the specialty area are in Markel, W.R. Berkley, and PMA Capital Corp. All of these companies have improving combined ratios, which offset decreasing investment income. In 2002, we were disinclined to purchase bank stocks due to deteriorating interest margins and loan quality.

The Fund had some disappointments during the year. Argosy Gaming, owner and operator of six riverboat casinos in the Midwest, saw gaming tax rates rise in Illinois and Indiana without an expected quid pro quo of increases in gaming positions and betting limits. Furthermore, we found that after investing in several high ROI projects, the Argosy management team was lowering its internal hurdles for return on invested capital. The combination of these issues led us to sell our position. Fleming Companies, a wholesale food distributor, also reported disappointing results. A difficult pricing environment, regulatory scrutiny, and poor relations with its customers have plagued the company. Our belief that new management would drive improved return on invested capital did not materialize. Therefore we sold that position late in the third quarter.

There were several very positive changes made to the RS Value Funds in 2002. First, the RS Value Team added two analysts, Joe Wolf and Dave Kelley. Both of them come to RS with extensive analytical and operating expertise. Joe worked at Goldman Sachs for four years before attending Harvard Business School. After graduation, he started an affinity marketing company, for which he raised more than $40 million and hired 200 people. He ran the business development and acquisitions groups. Dave joined us from Pequot Capital, a large hedge fund based in Connecticut, where he was an analyst on the small-cap team. Prior to Pequot, Dave worked at Goldman Sachs in mergers and acquisitions (M&A), at a hedge fund subsidiary of ING, and as a founder of an online education company. Dave received an M.B.A from Harvard Business School. While I believe that it is important to hire people with strong credentials, I believe it is most important to hire individuals with a strong sense of character.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  69
                                                                           |

-------------------------------------------------

As a fellow shareholder of the RS Partners Fund, you will be pleased to know that Joe and Dave have both. Their recruitment shows the ongoing commitment to the RS Value products. Both are now equity owners of the RS Value Funds group and we hope will be long-term members of the portfolio management team.

The second change was that we increased our market capitalization universe from a maximum of $1.5 billion to $2 billion, which provides us with more potential investments and greatly increases the liquidity of the positions in the Fund. We expect the median capitalization range, under current conditions, to be $800-900 million. We believe it's a win-win for the Fund and shareholders.

OUTLOOK Throughout 2003, we will continue to increase our exposure to economically sensitive sectors that likely will benefit from a modest increase in economic activity. The speed of this rotation will be influenced by our assessment of both consumers' and business managers' willingness to spend. We believe geopolitical uncertainty has greatly impacted spending, and we will therefore closely monitor consumer and business manager sentiment as we patiently rotate our portfolio exposure. Historically, when one looks at U.S. economic recoveries, you see 4-5% gross domestic product (GDP) growth in the year following a recession. We're not going to see that in this recovery. We expect 2 1/4-2 1/2% GDP growth at best.

We plan to increase our exposure to the industrials area; the resource industry, including natural gas, coal, copper, and nickel; as well as the media and technology areas. As we finish the third year of a bear market--the first sustained bear market in nearly 30 years--and as value investors, we are finding many opportunities to buy stocks at prices significantly below their warranted values.

We also believe that we are at the beginning of a secular bull market for hard assets. The primary variable that signals this is lack of capacity growth. In most of the commodity industries there has been very little supply growth and little is forecast for the next two to three years. Therefore, even a modest economic recovery should produce a significant upward price spike in certain commodities. The decision to control the supply growth is the result of commodity company managements adopting the return on capital mantra. We are now seeing a number of these companies producing free cash flow at the bottom of the price cycle. Free cash flow and returns above the cost of capital are new financial metrics for these companies, most of which have destroyed capital for the last 20 years. We believe we are in the early stages of a revaluation of commodity companies to better reflect their improved business models.

Another positive factor is China, where we plan to invest in companies that sell to China, not in those that compete with it in manufacturing. China is a significant consumer--and importer--of most commodities. In fact, "Greater Asia's" (Asia and Japan) consumption of most industrial raw materials has grown to more than 40% today from approximately 20% in 1980.

We plan to add economically sensitive stocks to the portfolio. We are beginning with nickel because we like the fundamentals. Our primary investment is in Falconbridge Ltd. We believe the supply and demand dynamics in nickel are excellent. The other company I'll mention is China Yuchai, which makes diesel motors for trucks in China. The company's stock, listed on the New York Stock Exchange (NYSE), is trading at $4.57 as of December 31, 2002. Last quarter, the company earned $0.76. Its book value is well over $6.00 and it has an excellent balance sheet. We are pleased when we can make an investment below book value in an industrial company in the

    |
70  |   CALL 1-800-766-FUND
    |

-----------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  Fresh Del Monte Produce, Inc.               3.32%
---------------------------------------------------
  Sealed Air Corporation                      1.20%
---------------------------------------------------
  Dole Food Company, Inc.                     1.19%
---------------------------------------------------
  AMERIGROUP Corporation                      1.08%
---------------------------------------------------
  China Yuchai International, Ltd.            1.06%
---------------------------------------------------
  Storage Technology Corporation              1.06%
---------------------------------------------------
  Pharmaceutical Resources, Inc.              0.95%
---------------------------------------------------
  TVX Gold, Inc.                              0.87%
---------------------------------------------------
  Fyffes PLC                                  0.76%
---------------------------------------------------
  Oiltec Resources, Ltd.                      0.66%
---------------------------------------------------


-----------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/02)
-----------------------------------------

  AirGate PCS, Inc.                          -2.48%
---------------------------------------------------
  Fleming Companies, Inc.                    -2.00%
---------------------------------------------------
  GlobespanVirata, Inc.                      -1.14%
---------------------------------------------------
  Argosy Gaming Company                      -0.98%
---------------------------------------------------
  Providian Financial Corporation            -0.86%
---------------------------------------------------
  Viasys Healthcare, Inc.                    -0.86%
---------------------------------------------------
  Serologicals Corporation                   -0.80%
---------------------------------------------------
  Discovery Partners International           -0.79%
---------------------------------------------------
  Gart Sports Company                        -0.73%
---------------------------------------------------
  Asbury Automotive Group, Inc.              -0.73%
---------------------------------------------------

world's fastest growing industrial country.

We also plan to increase our exposure to technology and media in 2003. Much like the industrials, technology is cyclical and sensitive to the capital equipment cycle, but many of these companies have stronger business models and balance sheets than most industrial companies. As we enter 2003, many technology companies' stocks are trading near the cash on their books. We will stay true to our cash flow return based analysis when we study the technology and media spaces and always look for situations where the market has low expectations. Although it is nearly impossible to estimate when capital spending will return, we believe that great opportunities exist provided that one has a long-term perspective on the technology and media space.

At this time it is also important to mention geopolitical risks. It is obvious that geopolitical unrest will be a focus for the first half of 2003. I do not possess any special insight on these issues, but I do feel that we are in a period of significant change in global politics and that it will not end with the termination of the present hostilities. The message for investors is that our risk assessment analysis for investments will have to increase. We insist on a margin of safety of at least 50% in the investments we make, meaning our calculated warranted value for the stock is at least 50% greater than the current market price. We believe the combination of our strict adherence to our cash flow methodology and our demanded margin of safety will best position us to succeed in these uncertain times.

We appreciate your continued support and assure you that we will continue to work hard on your behalf.


/S/ ANDY PILARA
Andy Pilara
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire year or some portion thereof.

  International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  71
                                                                           |

RS PARTNERS FUND
-------------------------------------------------

ASSETS UNDER MANAGEMENT: $113.5 million

  -----------------
  SECTOR ALLOCATION
  -----------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

  16.5%  ............................................... Consumer Discretionary
  12.6%  .............................................................. Staples
  12.0%  ............................................................... Energy
  11.8%  ................................................... Financial Services
  19.8%  .......................................................... Health Care
   5.1%  .......................................................... Industrials
  11.9%  ............................................................ Materials
   2.8%  ........................................................... Technology
   7.5%  ................................................................. Cash


DATA AS OF DECEMBER 31, 2002

  ------------------
  TOP TEN HOLDINGS 1
  ------------------

  Fresh Del Monte Produce, Inc.            4.73%
------------------------------------------------
  Bunge, Ltd.                              4.54%
------------------------------------------------
  Westport Resources Corporation           3.92%
------------------------------------------------
  Falconbridge, Ltd.                       3.65%
------------------------------------------------
  Barr Laboratories, Inc.                  3.56%
------------------------------------------------
  AMERIGROUP Corporation                   3.50%
------------------------------------------------
  Vermilion Resources, Ltd.                3.46%
------------------------------------------------
  HCA, Inc.                                3.26%
------------------------------------------------
  Pharmaceutical Resources, Inc.           3.18%
------------------------------------------------
  Westmoreland Coal Company                3.08%
------------------------------------------------


  --------------------------------------------
  RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
  If invested on 7/12/95
  --------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    RS PARTNERS         RUSSELL 2000(R)
                        FUND             VALUE INDEX 2
                    -----------         ---------------
   7/12/95             $10,000             $10,000
      9/95             $10,190             $10,532
     12/95             $10,390             $10,839
      3/96             $12,300             $11,314
      6/96             $13,640             $11,777
      9/96             $14,070             $11,952
     12/96             $14,873             $13,155
      3/97             $14,975             $13,122
      6/97             $16,177             $15,103
      9/97             $18,173             $17,049
     12/97             $17,561             $17,336
      3/98             $18,999             $18,784
      6/98             $17,146             $18,105
      9/98             $13,140             $14,869
     12/98             $12,752             $16,218
      3/99             $12,365             $14,646
      6/99             $13,803             $17,070
      9/99             $13,206             $15,735
     12/99             $13,228             $15,976
      3/00             $13,704             $16,587
      6/00             $14,456             $16,911
      9/00             $17,077             $18,152
     12/00             $17,387             $19,623
      3/01             $18,570             $19,814
      6/01             $21,103             $22,119
      9/01             $17,962             $19,170
     12/01             $20,295             $22,375
      3/02             $22,006             $24,518
      6/02             $21,742             $23,998
      9/02             $19,663             $18,889
     12/02             $20,545             $19,818

  ------------------
  PERFORMANCE UPDATE
  ------------------

                                                                                                    Total   Average Annual
                                                                  1-Year   5-Year Average    Return Since     Return Since
                                                            Total Return    Annual Return     Inception 3      Inception 3
--------------------------------------------------------------------------------------------------------------------------
  RS Partners Fund                                                 1.23%            3.19%         105.45%           10.11%
--------------------------------------------------------------------------------------------------------------------------
  Russell 2000 Value Index                                       -11.43%            2.71%          98.18%            9.58%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 4                                             -22.15%           -0.62%          76.75%            7.92%
--------------------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2 The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which onsists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

3  Inception date: July 12, 1995.

4 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

    |
72  |   CALL 1-800-766-FUND
    |

                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31, 2002

SCHEDULE OF INVESTMENTS - RS AGGRESSIVE GROWTH FUND

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
AEROSPACE -- 0.8%
MTC Technologies, Inc.                               12,400    $   313,720
--------------------------------------------------------------------------
                                                                   313,720
--------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.9%
Embrex, Inc.                                         25,200        280,426
IDEC Pharmaceuticals Corporation                     15,000        497,550
--------------------------------------------------------------------------
                                                                   777,976
CABLE TELEVISION SERVICES -- 2.2%
EchoStar Communications Corporation,
  Class A                                            40,000        890,400
                                                                   890,400
COMMUNICATIONS TECHNOLOGY -- 0.9%
JDS Uniphase Corporation                            150,000        370,500
--------------------------------------------------------------------------
                                                                   370,500
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.6%
Agile Software Corporation                           79,000        611,460
Business Objects S.A., ADR 3                         41,900        628,500
Informatica Corporation                              14,800         85,248
MatrixOne, Inc.                                     103,400        444,620
Microsoft Corporation                                49,700      2,569,490
Quest Software, Inc.                                 17,100        176,301
Retek, Inc.                                         100,000        272,000
SI International, Inc.                                2,700         29,187
Siebel Systems, Inc.                                 50,000        374,000
--------------------------------------------------------------------------
                                                                 5,190,806
COMPUTER TECHNOLOGY -- 3.4%
Dell Computer Corporation                            51,600      1,379,784
--------------------------------------------------------------------------
                                                                 1,379,784
CONSUMER ELECTRONICS -- 11.0%
Electronic Arts, Inc.                                14,500        721,665
VeriSign, Inc.                                      200,000      1,604,000
Yahoo! Inc.                                         133,600      2,184,360
--------------------------------------------------------------------------
                                                                 4,510,025
CONTAINERS & PACKAGING - PAPER & PLASTIC -- 0.2%
Constar International, Inc.                           8,400         98,700
--------------------------------------------------------------------------
                                                                    98,700
DRUGS & PHARMACEUTICALS -- 14.4%
Andrx Group                                         120,000      1,760,400
Barr Laboratories, Inc.                              21,950      1,428,725
Medicis Pharmaceutical Corporation, Class A          25,100      1,246,717
Taro Pharmaceutical Industries, Ltd.                 40,000      1,504,000
--------------------------------------------------------------------------
                                                                 5,939,842
EDUCATION SERVICES -- 0.8%
Career Education Corporation                          7,800        312,000
--------------------------------------------------------------------------
                                                                   312,000
ELECTRONICS - MEDICAL SYSTEMS -- 1.9%
Affymetrix, Inc.                                     35,000        801,150
--------------------------------------------------------------------------
                                                                   801,150

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 6.9%
Broadcom Corporation, Class A                        40,000    $   602,400
Intersil Corporation, Class A                        10,800        150,552
Marvell Technology Group, Ltd.                       42,300        797,778
Microchip Technology, Inc. 1                         30,200        738,390
O2Micro International, Ltd.                          56,600        551,793
--------------------------------------------------------------------------
                                                                 2,840,913
ENTERTAINMENT -- 1.9%
Pixar, Inc.                                          15,000        794,850
--------------------------------------------------------------------------
                                                                   794,850
FINANCIAL - MISCELLANEOUS -- 0.6%
Financial Federal Corporation                         9,100        228,683
--------------------------------------------------------------------------
                                                                   228,683
FINANCIAL DATA PROCESSING SERVICES -- 1.5%
DST Systems, Inc.                                    17,800        632,790
--------------------------------------------------------------------------
                                                                   632,790
HEALTH CARE MANAGEMENT SERVICES -- 2.7%
AMERIGROUP Corporation                               36,600      1,109,346
--------------------------------------------------------------------------
                                                                 1,109,346
HEALTH CARE SERVICES -- 2.4%
Inveresk Research Group, Inc.                        16,900        364,702
McKesson Corporation 1                               22,900        618,987
--------------------------------------------------------------------------
                                                                   983,689
HOTEL/MOTEL -- 0.5%
Four Seasons Hotels, Inc. 1                           7,000        197,750
--------------------------------------------------------------------------
                                                                   197,750
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 0.1%
IMPAC Medical Systems, Inc.                           2,250         41,670
--------------------------------------------------------------------------
                                                                    41,670
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.2%
Photon Dynamics, Inc.                                40,600        925,680
--------------------------------------------------------------------------
                                                                   925,680
RADIO & TV BROADCASTERS -- 4.2%
Cox Radio, Inc., Class A                             24,300        554,283
Entercom Communications Corporation                   3,200        150,144
Hispanic Broadcasting Corporation                    44,400        912,420
Radio One, Inc.                                       7,100        102,453
--------------------------------------------------------------------------
                                                                 1,719,300
RETAIL -- 10.7%
Amazon.com, Inc.                                     59,400      1,122,066
Best Buy Co., Inc.                                   30,000        724,500
Chico's FAS, Inc.                                     9,400        177,754
Ticketmaster, Class B                                48,200      1,022,804
USA Interactive                                      59,300      1,359,156
                                                                 4,406,280
SECURITIES BROKERAGE & SERVICES -- 0.8%
Legg Mason, Inc. 1                                    6,700        325,218
--------------------------------------------------------------------------
                                                                   325,218

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
74 |   CALL 1-800-766-FUND
   |

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 11.8%
AMN Healthcare Services, Inc.                        24,900    $   421,059
eBay Inc.                                            12,700        861,314
Hewitt Associates, Inc., Class A                      6,600        209,154
Hotels.com, Class A                                  18,900      1,032,507
Overture Services, Inc.                              85,700      2,340,467
--------------------------------------------------------------------------
                                                                 4,864,501
TRUCKERS -- 1.2%
Forward Air Corporation                              26,300        510,483
--------------------------------------------------------------------------
                                                                   510,483

--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $41,986,966)                          40,166,056

                                                   Warrants          Value
--------------------------------------------------------------------------
WARRANTS -- 0.6%
SERVICES - COMMERCIAL -- 0.6%
Expedia, Inc., Strike 52.00,
  Expires 02/04/096                                   6,297        225,559
--------------------------------------------------------------------------
                                                                   225,559
--------------------------------------------------------------------------
TOTAL WARRANTS (Cost $74,635)                                      225,559

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.1%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                                        4,333,700
Temporary Investment Cash Fund                                     536,604
Temporary Investment Fund                                          536,605
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $5,406,909)                   5,406,909
--------------------------------------------------------------------------
TOTAL INVESTMENTS-- 111.3% (Cost $47,468,510)                   45,798,524
--------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (10.5%)           (4,333,700)
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.8)%                                 (325,509)
--------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                                      $41,139,315
--------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  75
                                                                           |

SCHEDULE OF INVESTMENTS - RS DIVERSIFIED GROWTH FUND

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
COMMON STOCKS -- 98.1%
AEROSPACE -- 1.0%
Alliant Techsystems, Inc.                            90,000   $  5,611,500
--------------------------------------------------------------------------
                                                                 5,611,500
AIR TRANSPORTATION -- 2.3%
Airborne, Inc. 1                                    250,000      3,707,500
EGL, Inc.                                           400,000      5,700,000
JetBlue Airways Corporation                         150,000      4,050,000
--------------------------------------------------------------------------
                                                                13,457,500
BANKS -- 0.9%
UCBH Holdings, Inc. 1                               120,000      5,094,000
--------------------------------------------------------------------------
                                                                 5,094,000
BEVERAGE -- DISTILLERS -- 0.3%
Todhunter International, Inc.                       180,000      1,773,000
--------------------------------------------------------------------------
                                                                 1,773,000
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 6.1%
Martek Biosciences Corporation                      381,500      9,598,540
Regeneration Technologies, Inc.                   1,900,000     19,226,100
Telik, Inc.                                         500,000      5,830,000
--------------------------------------------------------------------------
                                                                34,654,640
BUILDING MATERIALS -- 1.9%
Florida Rock Industries, Inc. 1                     132,000      5,022,600
Simpson Manufacturing Company, Inc.                 180,000      5,922,000
--------------------------------------------------------------------------
                                                                10,944,600
CASINOS & GAMBLING -- 1.6%
Scientific Games Corporation, Class A               400,000      2,904,000
Station Casinos, Inc.                               350,000      6,195,000
--------------------------------------------------------------------------
                                                                 9,099,000
COMMUNICATIONS TECHNOLOGY -- 6.6%
Alloy, Inc.                                       1,000,000     10,950,000
Foundry Networks, Inc.                              300,000      2,112,000
Secure Computing Corporation                      2,130,000     13,653,300
Tekelec                                             600,000      6,270,000
Verisity, Ltd.                                      250,000      4,765,000
--------------------------------------------------------------------------
                                                                37,750,300
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.8%
Anteon International Corporation                    212,500      5,100,000
Business Objects S.A., ADR 3                        175,000      2,625,000
CACI International, Inc., Class A                   100,000      3,564,000
Digital River, Inc.                                 300,000      3,585,000
iManage, Inc.                                     4,360,000     13,952,000
Legato Systems, Inc.                                550,000      2,766,500
Micromuse, Inc.                                   1,133,700      4,330,734
MicroStrategy, Inc., Class A                        435,000      6,568,500
SupportSoft, Inc.                                 5,700,000     22,458,000
Viewpoint Corporation                             3,550,000      6,638,500
webMethods, Inc.                                    161,700      1,329,174
--------------------------------------------------------------------------
                                                                72,917,408
COMPUTER TECHNOLOGY -- 3.8%
Auspex Systems, Inc.                                3,245,000    1,200,650
Computer Network Technology
  Corporation                                       450,000      3,195,000

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
COMPUTER TECHNOLOGY (Continued)
Cray, Inc.                                          450,000   $  3,451,500
Intergraph Corporation                              175,000      3,108,000
M-Systems Flash Disk Pioneers, Ltd.                 350,000      2,558,500
Seagate Technology                                  750,000      8,047,500
--------------------------------------------------------------------------
                                                                21,561,150
CONSUMER ELECTRONICS -- 2.3%
NetFlix, Inc.                                       700,000      7,707,000
VeriSign, Inc.                                      700,000      5,614,000
                                                                13,321,000
CONTAINERS & PACKAGING -- METALS & GLASS -- 0.8%
Crown Cork & Seal Company, Inc.                     550,000      4,372,500
--------------------------------------------------------------------------
                                                                 4,372,500
DIVERSIFIED MATERIALS & PROCESSING -- 0.7%
Olin Corporation 1                                  250,000      3,887,500
--------------------------------------------------------------------------
                                                                 3,887,500
DRUGS & PHARMACEUTICALS -- 3.0%
Andrx Group                                         400,000      5,868,000
CV Therapeutics, Inc.                               150,000      2,733,000
Novavax, Inc.                                     1,100,000      2,860,000
Priority Healthcare Corporation, Class B            250,000      5,800,000
--------------------------------------------------------------------------
                                                                17,261,000
ELECTRONICS -- 0.8%
Drexler Technology Corporation                       75,000        945,000
HEI, Inc.                                         1,138,300      3,642,560
--------------------------------------------------------------------------
                                                                 4,587,560
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 3.4%
ANADIGICS, Inc.                                     225,000        580,500
Intersil Corporation, Class A                       460,000      6,412,400
Marvell Technology Group, Ltd.                      200,000      3,772,000
Monolithic System Technology, Inc.                  350,000      4,228,000
PLX Technology, Inc.                                225,000        879,750
Virage Logic Corporation                            375,000      3,761,250
--------------------------------------------------------------------------
                                                                19,633,900
ELECTRONICS -- TECHNOLOGY -- 2.0%
Herley Industries, Inc.                             650,000     11,315,200
--------------------------------------------------------------------------
                                                                11,315,200
ENERGY -- MISCELLANEOUS -- 0.8%
Boots & Coots International Well Control,
  Inc.                                            2,525,000        378,750
Calpine Corporation                               1,300,000      4,238,000
--------------------------------------------------------------------------
                                                                 4,616,750
ENTERTAINMENT -- 1.3%
Hollywood Entertainment Corporation                 487,500      7,361,250
--------------------------------------------------------------------------
                                                                 7,361,250
FINANCE -- SMALL LOAN -- 0.8%
AmeriCredit Corporation                             600,000      4,644,000
--------------------------------------------------------------------------
                                                                 4,644,000
FOODS -- 1.4%
Fleming Companies, Inc. 1                           450,000      2,956,500
NBTY, Inc.                                          275,000      4,834,500
--------------------------------------------------------------------------
                                                                 7,791,000

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
76 |   CALL 1-800-766-FUND
   |

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 1.4%
United Surgical Partners International, Inc.        500,000   $  7,810,500
--------------------------------------------------------------------------
                                                                 7,810,500
HEALTH CARE MANAGEMENT SERVICES -- 4.1%
AMERIGROUP Corporation                              300,000      9,093,000
Centene Corporation                                 300,000     10,077,000
WebMD Corporation                                   500,000      4,275,000
--------------------------------------------------------------------------
                                                                23,445,000
HOTEL/MOTEL -- 0.5%
Orient Express Hotels, Ltd., Class A                200,000      2,700,000
--------------------------------------------------------------------------
                                                                 2,700,000
INSURANCE -- PROPERTY & CASUALTY -- 0.5%
Platinum Underwriters Holdings, Ltd.                114,500      3,017,075
--------------------------------------------------------------------------
                                                                 3,017,075
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.0%
Global Industries, Ltd.                             478,100      1,993,677
Horizon Offshore, Inc.                              500,000      2,490,000
Key Energy Services, Inc.                           666,700      5,980,299
National-Oilwell, Inc.                              300,000      6,552,000
Patterson-UTI Energy, Inc.                          160,000      4,827,200
Superior Energy Services, Inc.                      125,500      1,029,100
--------------------------------------------------------------------------
                                                                22,872,276
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.3%
Aradigm Corporation                               1,794,200      2,906,604
Conceptus, Inc.                                     325,000      3,893,500
Cyberonics, Inc.                                    225,000      4,140,000
TheraSense, Inc.                                    648,600      5,415,810
Thoratec Corporation                                350,000      2,670,500
--------------------------------------------------------------------------
                                                                19,026,414
MEDICAL SERVICES -- 0.9%
VCA Antech, Inc.                                    350,000      5,250,000
--------------------------------------------------------------------------
                                                                 5,250,000
METAL FABRICATING -- 1.8%
Quanex Corporation 1                                300,000     10,050,000
--------------------------------------------------------------------------
                                                                10,050,000
MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY -- 0.2%
Danka Business Systems PLC, ADR 3                   300,000      1,275,000
--------------------------------------------------------------------------
                                                                 1,275,000
OIL -- INTEGRATED DOMESTIC -- 0.6%
Oil Service HOLDRs Trust 1                           65,000      3,724,500
--------------------------------------------------------------------------
                                                                 3,724,500
PAINTS & COATINGS -- 0.8%
RPM International, Inc. 1                           300,000      4,584,000
--------------------------------------------------------------------------
                                                                 4,584,000
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 1.5%
Bennett Environmental, Inc.                         775,000      5,355,250
TRC Companies, Inc.                                 250,000      3,282,500
--------------------------------------------------------------------------
                                                                 8,637,750
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.1%
Kulicke & Soffa Industries, Inc.                    650,000      3,718,000
LTX Corporation                                     750,000      4,522,500

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (Continued)
Mykrolis Corporation                                500,000   $  3,650,000
--------------------------------------------------------------------------
                                                                11,890,500
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
FBR Asset Investment Corporation 1                  185,000      6,271,500
--------------------------------------------------------------------------
                                                                 6,271,500
RESTAURANTS -- 0.8%
Total Entertainment Restaurant
  Corporation                                       515,000      4,351,750
--------------------------------------------------------------------------
                                                                 4,351,750
RETAIL -- 4.5%
Cost Plus, Inc.                                     150,000      4,300,500
dELiA*s Corporation, Class A                        626,400        281,880
Electronics Boutique Holdings
  Corporation                                       300,000      4,743,000
OfficeMax, Inc.                                     500,000      2,500,000
PriceSmart, Inc.                                    250,000      5,807,500
Ultimate Electronics, Inc.                          400,000      4,060,000
Urban Outfitters, Inc.                              165,000      3,889,050
--------------------------------------------------------------------------
                                                                25,581,930
SECURITIES BROKERAGE & SERVICES -- 0.6%
Friedman, Billings, Ramsey Group, Inc.,
  Class A                                           359,400      3,363,984
--------------------------------------------------------------------------
                                                                 3,363,984
SERVICES -- COMMERCIAL -- 8.6%
Administaff, Inc.                                   700,000      4,200,000
Coinstar, Inc.                                      600,000     13,590,000
Raindance Communications, Inc.                    2,000,000      6,460,000
RMH Teleservices, Inc.                            1,639,500     17,214,750
The Advisory Board Company                          125,000      3,737,500
The Corporate Executive Board
  Company                                           115,000      3,670,800
--------------------------------------------------------------------------
                                                                48,873,050
STEEL -- 0.9%
Oregon Steel Mills, Inc.                          1,250,000      5,025,000
--------------------------------------------------------------------------
                                                                 5,025,000
TRUCKERS -- 2.5%
Landstar System, Inc.                               250,000     14,590,000
--------------------------------------------------------------------------
                                                                14,590,000
UTILITIES -- TELECOMMUNICATIONS -- 2.8%
Nextel Partners, Inc., Class A                    1,200,000      7,284,000
Primus Telecommunications Group, Inc.             4,350,000      8,700,000
Startec Global Communications
  Corporation, Private Placement 4,5                275,000              0
--------------------------------------------------------------------------
                                                                15,984,000

--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $600,993,543)                        559,978,987
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
COMPUTER TECHNOLOGY -- 0.1%
Velocity Express Corporation, Series D 4             50,000        325,000
--------------------------------------------------------------------------
                                                                   325,000

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  77
                                                                           |

SCHEDULE OF INVESTMENTS - RS DIVERSIFIED GROWTH FUND
                                         (Continued)

December 31, 2002                                    Shares          Value
--------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 0.1%
Molecular Diagnostics, Inc. 4                       730,000   $    584,000
--------------------------------------------------------------------------
                                                                   584,000
--------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,190,000)               909,000

                                                        Par          Value
--------------------------------------------------------------------------

CORPORATE BONDS -- 0.8%
ENERGY -- MISCELLANEOUS -- 0.8%
Calpine Corporation, 4.00%,
  Due 12/26/06 1                                 $9,099,000      4,526,753
--------------------------------------------------------------------------
                                                                 4,526,753
--------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,869,435)                          4,526,753

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                                       68,202,120
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $68,202,120)                 68,202,120
--------------------------------------------------------------------------
TOTAL INVESTMENTS-- 111.0% (Cost $677,255,098)                 633,616,860
--------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (11.9%)          (68,202,120)
--------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.9%                                        5,399,177
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                    $570,813,917
--------------------------------------------------------------------------

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
78 |   CALL 1-800-766-FUND
   |

SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 95.8%
AEROSPACE -- 0.9%
Alliant Techsystems, Inc.                           74,800   $   4,663,780
MTC Technologies, Inc.                             283,850       7,181,405
--------------------------------------------------------------------------
                                                                11,845,185
AIR TRANSPORTATION -- 0.7%
JetBlue Airways Corporation                        342,100       9,236,700
--------------------------------------------------------------------------
                                                                 9,236,700
BANKS -- 1.5%
Boston Private Financial Holdings, Inc. 1          676,900      13,443,234
UCBH Holdings, Inc.1                               135,900       5,768,955
--------------------------------------------------------------------------
                                                                19,212,189
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 5.5%
Cephalon, Inc.                                     193,200       9,402,658
Exact Sciences Corporation                         367,600       3,981,108
Integra LifeSciences Holdings Corporation          384,500       6,786,425
InterMune, Inc.                                    209,800       5,351,998
Martek Biosciences Corporation                     387,800       9,757,048
Neurocrine Biosciences, Inc.                       272,400      12,437,784
NPS Pharmaceuticals, Inc.                          307,500       7,739,775
Regeneration Technologies, Inc.                    288,700       2,921,355
Telik, Inc.                                        691,800       8,066,388
Trimeris, Inc.                                     129,700       5,588,773
--------------------------------------------------------------------------
                                                                72,033,312
CASINOS & GAMBLING -- 0.1%
Station Casinos, Inc.                              100,800       1,784,160
--------------------------------------------------------------------------
                                                                 1,784,160
CHEMICALS -- 0.2%
Wilson Greatbatch Technologies, Inc.               100,000       2,920,000
--------------------------------------------------------------------------
                                                                 2,920,000
COMMUNICATIONS & MEDIA -- 0.5%
Entravision Communications Corporation,
  Class A                                          659,700       6,583,806
--------------------------------------------------------------------------
                                                                 6,583,806
COMMUNICATIONS TECHNOLOGY -- 2.8%
Avocent Corporation                                385,400       8,563,588
Ixia                                               446,700       1,630,455
Network Associates, Inc.                           864,800      13,914,632
Packeteer, Inc.                                    706,500       4,846,590
Research In Motion Limited                         100,000       1,312,000
Verisity, Ltd.                                     105,000       2,001,300
WebEx Communications, Inc.                         291,300       4,369,500
--------------------------------------------------------------------------
                                                                36,638,065
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 11.5%
Agile Software Corporation                         939,400       7,270,956
Altiris, Inc.                                      304,000       4,839,680
Anteon International Corporation                   296,900       7,125,600
Business Objects S.A., ADR 3                       964,700      14,470,500
Cognos, Inc.                                       780,800      18,309,760
F5 Networks, Inc.                                  425,500       4,569,870
Internet Security Systems, Inc.                    642,600      11,778,858
ManTech International Corporation,
  Class A                                          214,300       4,086,701
MatrixOne, Inc.                                    400,000       1,720,000

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
Mercury Interactive Corporation                    292,400  $    8,669,660
MicroStrategy, Inc., Class A                       870,250      13,140,775
NetIQ Corporation                                  320,700       3,960,645
Pinnacle Systems, Inc.                             671,000       9,132,310
Quest Software, Inc.                               934,500       9,634,695
SI International, Inc.                             217,500       2,351,175
Symantec Corporation                               214,500       8,689,395
Websense, Inc.                                     756,400      16,157,460
Zoran Corporation                                  355,200       4,997,664
--------------------------------------------------------------------------
                                                               150,905,704
COMPUTER TECHNOLOGY -- 1.2%
M-Systems Flash Disk Pioneers, Ltd.              1,478,600      10,808,566
NVIDIA Corporation                                 395,000       4,546,450
--------------------------------------------------------------------------
                                                                15,355,016
CONTAINERS & PACKAGING -- PAPER & PLASTIC -- 0 3%
Constar International, Inc.                        279,600       3,285,300
--------------------------------------------------------------------------
                                                                 3,285,300
DRUGS & PHARMACEUTICALS -- 7.4%
American Pharmaceutical Partners, Inc.             286,100       5,092,580
Andrx Group                                        883,300      12,958,011
Barr Laboratories, Inc.                            254,850      16,588,186
K-V Pharmaceutical Company, Class A                422,600       9,804,320
Medicis Pharmaceutical Corporation,
  Class A                                          363,800      18,069,946
Priority Healthcare Corporation, Class B           786,400      18,244,480
Taro Pharmaceutical Industries, Ltd.               441,900      16,615,440
--------------------------------------------------------------------------
                                                                97,372,963
EDUCATION SERVICES -- 1.3%
Bright Horizons Family Solutions, Inc.             257,800       7,249,336
Career Education Corporation                       188,800       7,552,000
Strayer Education, Inc. 1                           47,950       2,757,125
--------------------------------------------------------------------------
                                                                17,558,461
ELECTRICAL & ELECTRONICS -- 1.3%
Power Integrations, Inc.                         1,027,300      17,464,100
--------------------------------------------------------------------------
                                                                17,464,100
ELECTRONICS -- 0.9%
FLIR Systems, Inc.                                  86,800       4,235,840
Semtech Corporation                                670,200       7,318,584
--------------------------------------------------------------------------
                                                                11,554,424
ELECTRONICS -- MEDICAL SYSTEMS -- 0.2%
Given Imaging, Ltd.                                224,700       2,080,722
--------------------------------------------------------------------------
                                                                 2,080,722
ELECTRONICS-- SEMICONDUCTORS & COMPONENTS -- 9.8%
ASM International N.V.                             550,900       7,106,610
Cree, Inc.                                         900,600      14,724,810
Exar Corporation                                   313,500       3,887,400
Genesis Microchip, Inc.                            583,300       7,612,065
GlobespanVirata, Inc.                              420,800       1,855,728
Integrated Circuit Systems, Inc.                   573,600      10,468,200
Integrated Device Technology, Inc.               1,117,600       9,354,312
Intersil Corporation, Class A                    1,202,500      16,762,850
Marvell Technology Group, Ltd.                   1,034,500      19,510,670
O2Micro International, Ltd.                      2,504,803      24,419,324

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  79
                                                                           |

SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND
                                      (Continued)

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
ELECTRONICS-- SEMICONDUCTORS & COMPONENTS (Continued)
OmniVision Technologies, Inc.                      403,500  $    5,475,495
RF Micro Devices, Inc.                             100,000         733,000
Skyworks Solutions, Inc.                           567,200       4,889,264
Xicor, Inc.                                        350,000       1,305,500
--------------------------------------------------------------------------
                                                               128,105,228
ENTERTAINMENT -- 0.4%
Alliance Gaming Corporation                        325,000       5,534,750
--------------------------------------------------------------------------
                                                                 5,534,750
FINANCIAL -- MISCELLANEOUS -- 1.0%
Financial Federal Corporation                      259,700       6,526,261
LendingTree, Inc.                                  522,200       6,725,936
--------------------------------------------------------------------------
                                                                13,252,197
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.5%
Digital Insight Corporation                        403,000       3,502,070
eSPEED, Inc., Class A                              261,600       4,431,766
Global Payments Inc. 1                             347,100      11,110,671
--------------------------------------------------------------------------
                                                                19,044,507
FOODS -- 0.4%
Performance Food Group Company                     158,000       5,365,522
--------------------------------------------------------------------------
                                                                 5,365,522
HEALTH CARE FACILITIES -- 5.7%
American Healthways, Inc.                          441,500       7,726,250
LifePoint Hospitals, Inc.                          427,500      12,795,502
Pharmaceutical Product Development,
  Inc.                                             487,200      14,260,344
Sunrise Assisted Living, Inc.                      840,900      20,930,001
United Surgical Partners International,
  Inc.                                           1,169,800      18,273,446
--------------------------------------------------------------------------
                                                                73,985,543
HEALTH CARE MANAGEMENT SERVICES -- 1.2%
AMERIGROUP Corporation                             522,650      15,841,522
--------------------------------------------------------------------------
                                                                15,841,522
HEALTH CARE SERVICES -- 1.8%
Accredo Health, Inc.                               541,650      19,093,163
Odyssey Healthcare, Inc.                           134,600       4,670,620
--------------------------------------------------------------------------
                                                                23,763,783
HOTEL/MOTEL -- 0.9%
Four Seasons Hotels, Inc. 1                        414,700      11,715,275
--------------------------------------------------------------------------
                                                                11,715,275
HOUSEHOLD FURNISHINGS -- 0.2%
Kirkland's, Inc.                                   175,800       1,986,540
--------------------------------------------------------------------------
                                                                 1,986,540
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Platinum Underwriters Holdings, Ltd.               111,600       2,940,660
--------------------------------------------------------------------------
                                                                 2,940,660
MACHINERY -- SPECIALTY -- 0.6%
Applied Films Corporation                          422,900       8,453,771
--------------------------------------------------------------------------
                                                                 8,453,771
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.4%
Advanced Neuromodulation Systems,
  Inc.                                             240,300       8,434,530

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (Continued)
American Medical Systems Holdings,
  Inc.                                             346,200  $    5,611,902
Cyberonics, Inc.                                   409,900       7,542,160
IMPAC Medical Systems, Inc.                         78,850       1,460,302
Med-Design Corporation                             352,550       2,840,848
MedSource Technologies, Inc.                       125,000         811,250
Zimmer Holdings, Inc.                              118,300       4,911,816
--------------------------------------------------------------------------
                                                                31,612,808
MEDICAL SERVICES -- 1.2%
Covance, Inc.                                      426,800      10,495,012
U.S. Physical Therapy, Inc.                        433,700       4,835,755
--------------------------------------------------------------------------
                                                                15,330,767
OIL -- CRUDE PRODUCERS -- 1.0%
Devon Energy Corporation 1                         132,700       6,090,930
Pioneer Natural Resources Company                  259,100       6,542,275
--------------------------------------------------------------------------
                                                                12,633,205
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.0%
August Technology Corporation                      477,100       2,414,126
Cymer, Inc.                                        164,700       5,311,575
LTX Corporation                                    601,600       3,627,648
Photon Dynamics, Inc.                            1,085,400      24,747,120
Photronics, Inc.                                   397,300       5,443,010
Rudolph Technologies, Inc.                         561,200      10,752,592
--------------------------------------------------------------------------
                                                                52,296,071
RADIO & TV BROADCASTERS -- 3.3%
Cox Radio, Inc., Class A                           595,300      13,578,793
Entercom Communications Corporation                301,600      14,151,072
Gray Television, Inc. 1                            455,600       4,442,100
Radio One, Inc.                                    801,500      11,565,645
--------------------------------------------------------------------------
                                                                43,737,610
RESTAURANTS -- 0.8%
P.F. Chang's China Bistro, Inc.                    273,200       9,917,160
--------------------------------------------------------------------------
                                                                 9,917,160
RETAIL -- 6.8%
Chico's FAS, Inc.                                  683,400      12,923,094
Cost Plus, Inc.                                    372,500      10,679,575
Hot Topic, Inc.                                    677,100      15,492,048
Pacific Sunwear of California, Inc.                700,800      12,397,152
School Specialty, Inc.                             180,100       3,598,398
The Gap, Inc. 1                                    356,400       5,531,328
Ticketmaster, Class B                              537,900      11,414,238
Too, Inc.                                          218,600       5,141,472
Urban Outfitters, Inc.                             517,800      12,204,546
--------------------------------------------------------------------------
                                                                89,381,851
SAVINGS & LOAN -- 0.4%
Net.B@nk, Inc.                                     478,300       4,629,944
--------------------------------------------------------------------------
                                                                 4,629,944
SECURITIES BROKERAGE & SERVICES -- 1.2%
Legg Mason, Inc. 1                                 318,500      15,459,990
--------------------------------------------------------------------------
                                                                15,459,990
SERVICES -- COMMERCIAL -- 11.7%
AMN Healthcare Services, Inc.                      584,000       9,875,440
Coinstar, Inc.                                     136,700       3,096,255

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
80 |   CALL 1-800-766-FUND
   |

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
SERVICES -- COMMERCIAL (Continued)
CoStar Group, Inc.                                 317,700  $    5,861,565
Expedia, Inc., Class A                             322,400      21,578,296
FTI Consulting, Inc.                               410,800      16,493,620
Hewitt Associates, Inc., Class A                   238,000       7,542,220
Hotels.com, Class A                                459,400      25,097,022
Overture Services, Inc.                          1,509,800      41,232,638
The Corporate Executive Board
  Company                                          382,600      12,212,592
West Corporation                                   594,800       9,873,680
--------------------------------------------------------------------------
                                                               152,863,328
TEXTILES -- APPAREL MANUFACTURERS -- 1.0%
Coach, Inc.                                        413,300      13,605,836
--------------------------------------------------------------------------
                                                                13,605,836
TOYS -- 0.5%
Leapfrog Enterprises, Inc.                         253,550       6,376,783
--------------------------------------------------------------------------
                                                                 6,376,783
TRUCKERS -- 0.9%
Forward Air Corporation                            611,500      11,869,215
--------------------------------------------------------------------------
                                                                11,869,215
UTILITIES -- TELECOMMUNICATIONS -- 0.6%
Nextel Communications, Inc., Class A               646,700       7,469,385
--------------------------------------------------------------------------
                                                                 7,469,385

--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,197,495,552)                    1,253,003,358

                                                  Warrants           Value
--------------------------------------------------------------------------

WARRANTS -- 0.5%
CONSUMER ELECTRONICS -- 0.0%
Acclaim Entertainment, Inc., Strike 3.61,
  Expires 03/16/03 4,6                               4,537              14
--------------------------------------------------------------------------
                                                                        14
SERVICES -- COMMERCIAL -- 0.5%
Expedia, Inc., Strike 52.00,
  Expires 02/04/09 6                               174,009       6,233,002
--------------------------------------------------------------------------
                                                                 6,233,002
--------------------------------------------------------------------------
TOTAL WARRANTS (Cost $2,105,990)                                 6,233,016

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.6%
PNC Bank Money Market Account                                    3,336,489
Short-Term Investments Held as Collateral
  for Loaned Securities 8                                      101,233,836
Temporary Investment Cash Fund                                  75,944,183
Temporary Investment Fund                                       75,944,183
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $256,458,691)               256,458,691
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 115.9% (Cost $1,456,060,233)           $1,515,695,065
--------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (7.7%)          (101,233,836)
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (8.2)%                             (106,687,729)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                  $1,307,773,500

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  81
                                                                           |

SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 99.8%
AEROSPACE -- 1.3%
Veridian Corporation                                30,850     $   658,339
--------------------------------------------------------------------------
                                                                   658,339
COMMUNICATIONS TECHNOLOGY -- 7.6%
Alloy, Inc.                                        114,300       1,251,585
Avocent Corporation                                 13,600         302,192
Network Associates, Inc.                             9,400         151,246
Packeteer, Inc.                                    242,300       1,662,178
WebEx Communications, Inc.                          29,300         439,500
--------------------------------------------------------------------------
                                                                 3,806,701
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 42.2%
ActivCard S.A., ADR 3                               69,700         595,935
Altiris, Inc.                                       97,700       1,555,384
Anteon International Corporation                    29,000         696,000
Business Objects S.A., ADR 3                        61,300         919,500
Informatica Corporation                             61,450         353,952
Internet Security Systems, Inc.                     90,400       1,657,032
Interwoven, Inc.                                   784,000       2,038,400
Kana Software, Inc.                              1,002,600       1,975,122
MatrixOne, Inc.                                    342,100       1,471,030
Mercury Interactive Corporation                     42,200       1,251,230
MicroStrategy, Inc., Class A                       187,700       2,834,270
Quest Software, Inc.                               127,700       1,316,587
RADWARE, Ltd.                                       67,100         542,168
Retek, Inc.                                        600,000       1,632,000
webMethods, Inc.                                    79,700         655,134
Websense, Inc.                                      70,400       1,503,814
Zoran Corporation                                   18,500         260,295
--------------------------------------------------------------------------
                                                                21,257,853
COMPUTER TECHNOLOGY -- 3.1%
Computer Network Technology Corporation             81,300         577,230
Lantronix, Inc.                                    534,900         374,430
M-Systems Flash Disk Pioneers, Ltd.                 85,500         625,005
--------------------------------------------------------------------------
                                                                 1,576,665
CONSUMER ELECTRONICS -- 2.7%
DoubleClick, Inc.                                   96,500         546,190
Yahoo! Inc.                                         48,700         796,245
--------------------------------------------------------------------------
                                                                 1,342,435
ELECTRICAL & ELECTRONICS -- 0.8%
Power Integrations, Inc.                            24,500         416,500
--------------------------------------------------------------------------
                                                                   416,500
ELECTRONICS -- 1.2%
Semtech Corporation                                 52,500         573,300
--------------------------------------------------------------------------
                                                                   573,300
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 23.9%
Cree, Inc.                                          37,300         609,855
DSP Group, Inc.                                     35,500         561,610
Exar Corporation                                    24,600         305,040
Integrated Device Technology, Inc.                 146,900       1,229,553
Intersil Corporation, Class A                      148,200       2,065,908
Marvell Technology Group, Ltd.                     122,700       2,314,122

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS (Continued)
O2Micro International, Ltd.                        201,100     $ 1,960,524
OmniVision Technologies, Inc.                       46,300         628,291
PLX Technology, Inc.                               225,700         882,487
SIPEX Corporation                                  172,000         636,400
Xicor, Inc.                                        227,200         847,456
--------------------------------------------------------------------------
                                                                12,041,246
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.3%
Asyst Technologies, Inc.                            86,000         632,100
--------------------------------------------------------------------------
                                                                   632,100
PRODUCTION TECHNOLOGY EQUIPMENT -- 5.0%
Entegris, Inc.                                      66,200         681,860
LTX Corporation                                     50,500         304,515
Photon Dynamics, Inc.                               22,000         501,600
Ultratech Stepper, Inc.                            105,000       1,033,095
--------------------------------------------------------------------------
                                                                 2,521,070
RETAIL -- 1.9%
Ticketmaster, Class B                               20,900         443,498
USA Interactive                                     21,700         497,364
--------------------------------------------------------------------------
                                                                   940,862
SAVINGS & LOAN -- 0.3%
Net.B@nk, Inc.                                      17,600         170,368
--------------------------------------------------------------------------
                                                                   170,368
SERVICES -- COMMERCIAL -- 8.5%
eBay Inc.                                            7,200         488,304
Expedia, Inc., Class A                              22,500       1,505,930
Hotels.com, Class A                                 21,200       1,158,156
Overture Services, Inc.                             41,600       1,136,096
--------------------------------------------------------------------------
                                                                 4,288,486
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $48,558,961)                          50,225,925

                                                  Warrants           Value
--------------------------------------------------------------------------
WARRANTS -- 0.0%
COMMUNICATIONS TECHNOLOGY -- 0.0%
Novatel Wireless, Inc., Strike 1.20,
  Expires 12/20/05 4,6                              33,247           4,446
--------------------------------------------------------------------------
                                                                     4,446
--------------------------------------------------------------------------
TOTAL WARRANTS (Cost $156,260)                                       4,446

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
Temporary Investment Cash Fund                                     378,451
Temporary Investment Fund                                          378,450
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $756,901)                       756,901
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.3% (Cost $49,472,122)                  50,987,272
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.3)%                                 (633,360)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                     $50,353,912

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
82 |   CALL 1-800-766-FUND
   |

SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(TM)

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 96.5%
AEROSPACE -- 1.3%
Veridian Corporation                                21,000     $   448,140
--------------------------------------------------------------------------
                                                                   448,140
COMMUNICATIONS TECHNOLOGY -- 7.0%
Alloy, Inc.                                         67,900         743,505
Avocent Corporation                                 10,000         222,200
Network Associates, Inc.                            10,100         162,509
Packeteer, Inc.                                    151,200       1,037,232
WebEx Communications, Inc.                          18,900         283,500
--------------------------------------------------------------------------
                                                                 2,448,946
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 39.3%
ActivCard S.A., ADR 3                               43,800         374,490
Altiris, Inc.                                       61,300         975,896
Anteon International Corporation                    19,800         475,200
Business Objects S.A., ADR 3                        44,800         672,000
Informatica Corporation                             40,250         231,840
Internet Security Systems, Inc.                     57,200       1,048,476
Interwoven, Inc.                                   459,800       1,195,480
Kana Software, Inc.                                582,700       1,147,919
MatrixOne, Inc.                                    218,500         939,550
Mercury Interactive Corporation                     30,000         889,500
MicroStrategy, Inc., Class A                       105,910       1,599,241
Quest Software, Inc.                               144,300       1,487,733
RADWARE, Ltd.                                       40,400         326,432
Retek, Inc.                                        300,000         816,000
webMethods, Inc.                                    51,500         423,330
Websense, Inc.                                      48,000       1,025,328
Zoran Corporation                                   11,400         160,398
--------------------------------------------------------------------------
                                                                13,788,813
COMPUTER TECHNOLOGY -- 2.7%
Computer Network Technology Corporation             49,000         347,900
Lantronix, Inc.                                    302,000         211,400
M-Systems Flash Disk Pioneers, Ltd.                 53,200         388,892
--------------------------------------------------------------------------
                                                                   948,192
CONSUMER ELECTRONICS -- 2.6%
DoubleClick, Inc.                                   57,700         326,582
Yahoo! Inc.                                         35,200         575,520
--------------------------------------------------------------------------
                                                                   902,102
ELECTRICAL & ELECTRONICS -- 0.8%
Power Integrations, Inc.                            16,900         287,300
--------------------------------------------------------------------------
                                                                   287,300
ELECTRONICS -- 1.1%
Semtech Corporation                                 33,800         369,096
--------------------------------------------------------------------------
                                                                   369,096
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 23.0%
Cree, Inc.                                          24,800         405,480
DSP Group, Inc.                                     26,700         422,394
Exar Corporation                                    15,800         195,920
Integrated Device Technology, Inc.                  94,500         790,965
Intersil Corporation, Class A                       99,900       1,392,606
Marvell Technology Group, Ltd.                      88,900       1,676,654
O2Micro International, Ltd.                        120,600       1,175,729
OmniVision Technologies, Inc.                       27,300         370,461

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS (Continued)
PLX Technology, Inc.                               160,800     $   628,728
SIPEX Corporation                                  111,600         412,920
Xicor, Inc.                                        154,700         577,031
--------------------------------------------------------------------------
                                                                 8,048,888
HEALTH CARE MANAGEMENT SERVICES -- 1.8%
WebMD Corporation                                   75,000         641,250
--------------------------------------------------------------------------
                                                                   641,250
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.1%
Asyst Technologies, Inc.                            53,500         393,225
--------------------------------------------------------------------------
                                                                   393,225
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.5%
Entegris, Inc.                                      42,100         433,630
LTX Corporation                                     37,500         226,125
Photon Dynamics, Inc.                               12,900         294,120
Ultratech Stepper, Inc.                             65,100         640,519
--------------------------------------------------------------------------
                                                                 1,594,394
RETAIL -- 1.8%
Ticketmaster, Class B                               14,200         301,324
USA Interactive                                     14,700         336,924
--------------------------------------------------------------------------
                                                                   638,248
SAVINGS & LOAN -- 0.9%
Net.B@nk, Inc.                                      33,600         325,248
--------------------------------------------------------------------------
                                                                   325,248
SERVICES -- COMMERCIAL -- 8.6%
eBay Inc.                                            5,300         359,446
Expedia, Inc., Class A                              16,000       1,070,883
Hotels.com, Class A                                 15,200         830,376
Overture Services, Inc.                             27,100         740,101
--------------------------------------------------------------------------
                                                                 3,000,806
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $30,482,807)                          33,834,648

                                                  Warrants           Value
--------------------------------------------------------------------------
WARRANTS -- 0.0%
COMMUNICATIONS TECHNOLOGY -- 0.0%
Novatel Wireless, Inc., Strike 1.20,
  Expires 12/20/05 4,6                              18,701           2,501
--------------------------------------------------------------------------
                                                                     2,501
--------------------------------------------------------------------------
TOTAL WARRANTS (Cost $87,896)                                        2,501

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.1%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                                        2,583,000
Temporary Investment Cash Fund                                     819,405
Temporary Investment Fund                                          819,404
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,221,809)                   4,221,809
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 108.6% (Cost $34,792,512)                  38,058,958
--------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (7.4%)            (2,583,000)
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.2)%                                 (417,298)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                     $35,058,660

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  83
                                                                           |

SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 91.3%
AEROSPACE -- 2.3%
Alliant Techsystems, Inc.                           18,500     $ 1,153,475
Lockheed Martin Corporation 1                       15,500         895,125
--------------------------------------------------------------------------
                                                                 2,048,600
AIR TRANSPORTATION -- 2.0%
JetBlue Airways Corporation                         38,650       1,043,550
Southwest Airlines Company 1                        50,000         695,000
--------------------------------------------------------------------------
                                                                 1,738,550
BANKS -- 1.4%
Bank of Hawaii Corporation 1                        40,000       1,215,600
--------------------------------------------------------------------------
                                                                 1,215,600
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.0%
Biogen, Inc.                                        35,000       1,402,100
IDEC Pharmaceuticals Corporation                    38,500       1,277,045
--------------------------------------------------------------------------
                                                                 2,679,145
CASINOS & GAMBLING -- 1.3%
International Game Technology                       15,500       1,176,760
--------------------------------------------------------------------------
                                                                 1,176,760
CHEMICALS -- 0.8%
Lyondell Chemical Company 1                         53,400         674,976
--------------------------------------------------------------------------
                                                                   674,976
COMMUNICATIONS TECHNOLOGY -- 9.8%
ADC Telecommunications, Inc.                       400,000         836,000
Comverse Technology, Inc.                           75,000         751,500
L-3 Communications Holdings, Inc.                   19,000         853,290
Network Associates, Inc.                            70,000       1,126,300
Secure Computing Corporation                       385,000       2,467,850
Symbol Technologies, Inc. 1                         90,000         739,800
Tellabs, Inc.                                      265,000       1,926,550
--------------------------------------------------------------------------
                                                                 8,701,290
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 5.3%
Adobe Systems, Inc. 1                               37,500         930,037
Autodesk, Inc. 1                                    80,000       1,144,000
Cognos, Inc.                                        50,000       1,172,500
Computer Associates International, Inc. 1           80,000       1,080,000
iManage, Inc.                                      129,000         412,800
--------------------------------------------------------------------------
                                                                 4,739,337
COMPUTER TECHNOLOGY -- 3.1%
Auspex Systems, Inc.                               645,000         238,650
Intergraph Corporation                              30,000         532,800
Storage Technology Corporation                      47,500       1,017,450
Zebra Technologies Corporation, Class A             17,000         974,100
--------------------------------------------------------------------------
                                                                 2,763,000
CONSUMER ELECTRONICS -- 1.8%
VeriSign, Inc.                                     195,000       1,563,900
--------------------------------------------------------------------------
                                                                 1,563,900
DIVERSIFIED MATERIALS & PROCESSING -- 1.1%
Ball Corporation 1                                  20,000       1,023,800
--------------------------------------------------------------------------
                                                                 1,023,800

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
DRUG & GROCERY STORE CHAINS -- 1.2%
Whole Foods Market, Inc.                            20,000     $ 1,054,600
--------------------------------------------------------------------------
                                                                 1,054,600
DRUGS & PHARMACEUTICALS -- 5.7%
Andrx Group                                         65,000         953,550
Barr Laboratories, Inc.                             16,000       1,041,440
Biovail Corporation                                 35,000         924,350
Teva Pharmaceutical Industries, Ltd., ADR 1,3       55,000       2,123,550
--------------------------------------------------------------------------
                                                                 5,042,890
EDUCATION SERVICES -- 1.2%
University of Phoenix Online                        29,000       1,039,360
--------------------------------------------------------------------------
                                                                 1,039,360
ELECTRONICS -- MEDICAL SYSTEMS -- 1.1%
Varian Medical Systems, Inc.                        20,000         992,000
--------------------------------------------------------------------------
                                                                   992,000
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 4.5%
Advanced Micro Devices, Inc.                       114,000         736,440
Intersil Corporation, Class A                       96,000       1,338,240
Marvell Technology Group, Ltd.                      45,000         848,700
Microchip Technology, Inc. 1                        45,000       1,100,250
--------------------------------------------------------------------------
                                                                 4,023,630
ENERGY -- MISCELLANEOUS -- 1.1%
Calpine Corporation                                300,000         978,000
--------------------------------------------------------------------------
                                                                   978,000
FINANCIAL -- MISCELLANEOUS -- 2.8%
Midcap SPDR Trust Series 1 1                        15,000       1,179,750
Willis Group Holdings Limited                       45,000       1,290,150
--------------------------------------------------------------------------
                                                                 2,469,900
HEALTH CARE FACILITIES -- 1.3%
Triad Hospitals, Inc.                               40,000       1,193,200
--------------------------------------------------------------------------
                                                                 1,193,200
HEALTH CARE MANAGEMENT SERVICES -- 1.2%
Universal Health Services, Inc., Class B            24,000       1,082,400
--------------------------------------------------------------------------
                                                                 1,082,400
HEALTH CARE SERVICES -- 2.8%
Accredo Health, Inc.                                30,000       1,057,500
Lincare Holdings, Inc.                              45,000       1,422,900
--------------------------------------------------------------------------
                                                                 2,480,400
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.2%
Garmin, Ltd.                                        35,000       1,025,500
--------------------------------------------------------------------------
                                                                 1,025,500
INSURANCE -- PROPERTY & CASUALTY -- 2.3%
Everest Re Group, Ltd. 1                            22,500       1,244,250
RenaissanceRe Holdings Ltd. 1                       20,000         792,000
--------------------------------------------------------------------------
                                                                 2,036,250
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.3%
BJ Services Company                                 27,500         888,525
Cooper Cameron Corporation                          17,000         846,940
Halliburton Company 1                               50,000         935,500
Weatherford International, Ltd.                     27,500       1,098,075
--------------------------------------------------------------------------
                                                                 3,769,040

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
84 |   CALL 1-800-766-FUND
   |

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.6%
STERIS Corporation                                  42,000     $ 1,018,500
Zimmer Holdings, Inc.                               30,000       1,245,600
--------------------------------------------------------------------------
                                                                 2,264,100
MEDICAL SERVICES -- 1.1%
Coventry Health Care, Inc.                          32,600         946,378
--------------------------------------------------------------------------
                                                                   946,378
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.8%
Lexmark International, Inc.                         12,000         726,000
--------------------------------------------------------------------------
                                                                   726,000
OIL -- CRUDE PRODUCERS -- 2.5%
Apache Corporation 1                                20,000       1,139,800
Pioneer Natural Resources Company                   42,500       1,073,125
--------------------------------------------------------------------------
                                                                 2,212,925
OIL -- INTEGRATED DOMESTIC -- 1.1%
Oil Service HOLDRs Trust 1                          16,500         945,450
--------------------------------------------------------------------------
                                                                   945,450
RADIO & TV BROADCASTERS -- 3.5%
Entercom Communications Corporation                 20,000         938,400
Hispanic Broadcasting Corporation                   52,500       1,078,875
Westwood One, Inc.                                  30,000       1,120,800
--------------------------------------------------------------------------
                                                                 3,138,075
RETAIL -- 5.1%
Family Dollar Stores, Inc. 1                        32,000         998,720
Michaels Stores, Inc.                               37,000       1,158,100
Pier 1 Imports, Inc. 1                              60,000       1,135,800
Ross Stores, Inc. 1                                 29,000       1,229,310
--------------------------------------------------------------------------
                                                                 4,521,930
SAVINGS & LOAN -- 2.0%
GreenPoint Financial Corporation 1                  20,000         903,600
Sovereign Bancorp, Inc. 1                           60,000         843,000
--------------------------------------------------------------------------
                                                                 1,746,600
SERVICES -- COMMERCIAL -- 3.5%
Expedia, Inc., Class A                              20,000       1,338,604
Hotels.com, Class A                                 15,000         819,450
Weight Watchers International, Inc.                 20,000         919,400
--------------------------------------------------------------------------
                                                                 3,077,454
TEXTILES -- APPAREL MANUFACTURERS -- 1.5%
Coach, Inc.                                         40,000       1,316,800
--------------------------------------------------------------------------
                                                                 1,316,800
UTILITIES -- ELECTRICAL -- 1.1%
Consolidated Edison, Inc. 1                         22,000         942,040
--------------------------------------------------------------------------
                                                                   942,040
UTILITIES -- TELECOMMUNICATIONS -- 3.9%
Nextel Communications, Inc., Class A                80,000         924,000
Primus Telecommunications Group, Inc.            1,250,000       2,500,000
--------------------------------------------------------------------------
                                                                 3,424,000
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $78,892,014)                          80,773,880

December 31, 2002                                      Par           Value
--------------------------------------------------------------------------
CORPORATE BONDS -- 3.1%
DRUGS & PHARMACEUTICALS -- 0.1%
Gilead Sciences, Inc., 144A, 2.00%,
  Due 12/15/07 1,7                               $ 125,000     $   129,063
--------------------------------------------------------------------------
                                                                   129,063
ENERGY -- MISCELLANEOUS -- 1.8%
Calpine Corporation, 4.00%,
  Due 12/26/06 1                                 3,150,000       1,567,125
--------------------------------------------------------------------------
                                                                 1,567,125
UTILITIES -- ELECTRICAL -- 1.2%
--------------------------------------------------------------------------
Mirant Corporation, 5.75%,
  Due 07/15/07 1                                 2,500,000       1,056,250
--------------------------------------------------------------------------
                                                                 1,056,250
--------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,080,249)                          2,752,438

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                                        5,033,900
Temporary Investment Cash Fund                                   2,776,363
Temporary Investment Fund                                        2,776,363
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,586,626)                 10,586,626
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 106.3% (Cost $92,558,889)                  94,112,944
--------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (5.7%)            (5,033,900)
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.6)%                                 (571,652)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                     $88,507,392

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   | 85
                                                                           |

SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 96.2%
Banks -- 2.1%
East West Bancorp, Inc. 1                           29,600    $  1,067,968
R&G Financial Corporation, Class B 1                52,000       1,209,000
--------------------------------------------------------------------------
                                                                 2,276,968
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 5.0%
Acacia Research -- CombiMatrix                     132,700         483,028
Embrex, Inc.                                       101,550       1,130,048
Exact Sciences Corporation                          73,400         794,922
Nastech Pharmaceutical Company, Inc.                83,400         713,070
NPS Pharmaceuticals, Inc.                           29,800         750,066
Telik, Inc.                                         50,500         588,830
Versicor, Inc.                                      89,200         962,468
--------------------------------------------------------------------------
                                                                 5,422,432
CASINOS & GAMBLING -- 1.2%
Scientific Games Corporation, Class A              181,400       1,316,964
--------------------------------------------------------------------------
                                                                 1,316,964
CHEMICALS -- 2.1%
NuCo2, Inc.                                        179,700       1,446,585
Wilson Greatbatch Technologies, Inc.                27,400         800,080
--------------------------------------------------------------------------
                                                                 2,246,665
COMMERCIAL INFORMATION SERVICES -- 0.4%
LookSmart, Ltd.                                    188,400         467,232
--------------------------------------------------------------------------
                                                                   467,232
COMMUNICATIONS TECHNOLOGY -- 0.5%
Entrust, Inc.                                      170,900         574,224
--------------------------------------------------------------------------
                                                                   574,224
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 10.7%
ActivCard S.A., ADR 3                              123,900       1,059,345
Business Objects S.A., ADR 3                        50,800         762,000
Concur Technologies, Inc.                          246,000         799,500
Embarcadero Technologies, Inc.                     220,500       1,316,385
MatrixOne, Inc.                                    134,300         577,490
NetScout Systems, Inc.                             218,000         948,300
OPNET Technologies, Inc.                           169,800       1,372,154
Quest Software, Inc.                                88,100         908,311
Tumbleweed Communications Corporation              785,100       1,217,690
Websense, Inc.                                      67,000       1,431,187
Zoran Corporation                                   89,600       1,260,672
--------------------------------------------------------------------------
                                                                11,653,034
COMPUTER TECHNOLOGY -- 2.0%
Analogic Corporation 1                              42,600       2,142,269
--------------------------------------------------------------------------
                                                                 2,142,269
CONSUMER ELECTRONICS -- 2.0%
FindWhat.com                                       130,748       1,044,677
FindWhat.com, Private Placement 4,5                172,414       1,102,070
--------------------------------------------------------------------------
                                                                 2,146,747
DRUGS & PHARMACEUTICALS -- 7.3%
Able Laboratories, Inc.                             50,000         580,000
AtheroGenics, Inc.                                 202,700       1,502,007
Atrix Laboratories, Inc.                            56,400         865,120
Bradley Pharmaceuticals, Inc.                       92,800       1,209,184

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (Continued)
Connetics Corporation                               81,800    $    983,236
CV Therapeutics, Inc.                               41,500         756,130
La Jolla Pharmaceutical Company                    156,500       1,017,250
POZEN, Inc.                                        210,800       1,085,620
--------------------------------------------------------------------------
                                                                 7,998,547
EDUCATION SERVICES -- 1.5%
Bright Horizons Family Solutions, Inc.              58,400       1,642,208
--------------------------------------------------------------------------
                                                                 1,642,208
ELECTRICAL & ELECTRONICS -- 0.8%
Power Integrations, Inc.                            53,000         901,000
--------------------------------------------------------------------------
                                                                   901,000
ELECTRONICS -- 3.0%
California Micro Devices Corporation               297,800       1,354,990
Kopin Corporation                                  262,400       1,028,608
Signal Technology Corporation                       80,000         862,400
--------------------------------------------------------------------------
                                                                 3,245,998
ELECTRONICS -- MEDICAL SYSTEMS -- 0.7%
Zoll Medical Corporation                            20,600         734,802
--------------------------------------------------------------------------
                                                                   734,802
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 4 8%
Actel Corporation                                   50,400         817,488
DSP Group, Inc.                                     80,200       1,268,764
DuraSwitch Industries, Inc.                        583,050         553,897
LogicVision, Inc.                                  457,100         982,765
Monolithic System Technology, Inc.                 135,100       1,632,008
--------------------------------------------------------------------------
                                                                 5,254,922
ELECTRONICS -- TECHNOLOGY -- 3.0%
Cubic Corporation 1                                 90,900       1,675,287
Herley Industries, Inc.                             90,300       1,571,942
--------------------------------------------------------------------------
                                                                 3,247,229
FINANCIAL INFORMATION SERVICES -- 1.0%
S1 Corporation                                     242,600       1,081,996
--------------------------------------------------------------------------
                                                                 1,081,996
HEALTH CARE FACILITIES -- 0.6%
ICON PLC, ADR 3                                     25,900         696,969
--------------------------------------------------------------------------
                                                                   696,969
HEALTH CARE MANAGEMENT SERVICES -- 7.2%
American Medical Security Group, Inc.              160,000       2,236,800
Centene Corporation                                 40,200       1,350,318
Computer Programs & Systems, Inc.                   51,600       1,277,616
Per-Se Technologies, Inc.                          116,400       1,043,992
VitalWorks, Inc.                                   503,100       1,936,935
--------------------------------------------------------------------------
                                                                 7,845,661
HOUSEHOLD FURNISHINGS -- 0.7%
Kirkland's, Inc.                                    72,400         818,120
--------------------------------------------------------------------------
                                                                   818,120
IDENTIFICATION CONTROL & FILTER DEVICE -- 4.9%
Asyst Technologies, Inc.                           109,600         805,560
C&D Technologies, Inc. 1                            48,000         848,160
ESCO Technologies, Inc.                             39,700       1,468,900

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
86 |   CALL 1-800-766-FUND
   |

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES (Continued)
Paxar Corporation                                  102,500    $  1,511,875
Veeco Instruments, Inc.                             61,500         710,940
--------------------------------------------------------------------------
                                                                 5,345,435
INSURANCE -- LIFE -- 2.0%
Scottish Annuity & Life Holdings, Ltd. 1           128,100       2,235,345
--------------------------------------------------------------------------
                                                                 2,235,345
INSURANCE -- PROPERTY & CASUALTY -- 1.0%
ProAssurance Corporation                            51,550       1,082,550
--------------------------------------------------------------------------
                                                                 1,082,550
MACHINERY-- OIL/WELL EQUIPMENT & SERVICES -- 2 6%
Cal Dive International, Inc.                        55,500       1,304,250
Superior Energy Services, Inc.                     189,800       1,556,360
--------------------------------------------------------------------------
                                                                 2,860,610
MACHINERY -- SPECIALTY -- 1.6%
Applied Films Corporation                           90,400       1,807,096
--------------------------------------------------------------------------
                                                                 1,807,096
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 4.3%
Closure Medical Corporation                         63,500         665,480
Conceptus, Inc.                                    125,100       1,498,698
MedSource Technologies, Inc.                       162,050       1,051,704
Quinton Cardiology Systems, Inc.                   191,000       1,508,900
--------------------------------------------------------------------------
                                                                 4,724,782
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.6%
Insignia Systems, Inc.                              59,300         621,405
--------------------------------------------------------------------------
                                                                   621,405
OIL -- CRUDE PRODUCERS -- 2.5%
Grey Wolf, Inc.                                    334,300       1,333,857
Unit Corporation                                    77,600       1,439,480
--------------------------------------------------------------------------
                                                                 2,773,337
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 0.3%
Stake Technology, Ltd.                             117,100         368,865
--------------------------------------------------------------------------
                                                                   368,865
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.8%
Electro Scientific Industries, Inc.                 54,800       1,096,000
Genus, Inc.                                        409,900         938,671
Mykrolis Corporation                               139,600       1,019,080
Photon Dynamics, Inc.                               27,200         620,160
Ultratech Stepper, Inc.                            161,700       1,590,966
--------------------------------------------------------------------------
                                                                 5,264,877
RADIO & TV BROADCASTERS -- 1.4%
Regent Communications, Inc.                        259,000       1,530,690
--------------------------------------------------------------------------
                                                                 1,530,690
RENT & LEASING SERVICES -- CONSUMER -- 1.5%
Aaron Rents, Inc. 1                                 73,800       1,614,744
--------------------------------------------------------------------------
                                                                 1,614,744
RETAIL -- 6.4%
Guitar Center, Inc.                                 78,200       1,294,992
Hibbett Sporting Goods, Inc.                        34,050         814,476
Hot Topic, Inc.                                     61,500       1,407,120
School Specialty, Inc.                              74,050       1,479,519

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
RETAIL (Continued)
Tandy Brands Accessories, Inc.                     131,800    $  1,212,560
Urban Outfitters, Inc.                              34,900         822,593
--------------------------------------------------------------------------
                                                                 7,031,260
SCIENTIFIC EQUIPMENT & SUPPLIERS -- 0.8%
Newport Corporation                                 66,800         839,008
--------------------------------------------------------------------------
                                                                   839,008
SERVICES -- COMMERCIAL -- 2.5%
Coinstar, Inc.                                      72,900       1,651,185
Regis Corporation 1                                 39,850       1,035,701
--------------------------------------------------------------------------
                                                                 2,686,886
SHIPPING -- 0.9%
UTI Worldwide, Inc. 1                               37,950         996,188
--------------------------------------------------------------------------
                                                                   996,188
TEXTILES -- APPAREL MANUFACTURERS -- 1.5%
Ashworth, Inc.                                     258,700       1,655,680
--------------------------------------------------------------------------
                                                                 1,655,680
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $109,733,838)                        105,152,745

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.0%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                                       12,752,000
Temporary Investment Cash Fund                                   2,911,103
Temporary Investment Fund                                        2,911,102
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $18,574,205)                 18,574,205
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 113.2% (Cost $128,308,043)                123,726,950
--------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (11.7%)          (12,752,000)
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.5)%                               (1,634,127)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                    $109,340,823

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  87
                                                                           |

SCHEDULE OF INVESTMENTS - RS VALUE + GROWTH FUND


December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 92.4%
AEROSPACE -- 3.9%
Alliant Techsystems, Inc.                           37,500    $  2,338,125
Lockheed Martin Corporation 1                       52,500       3,031,875
Northrop Grumman Corporation 1                      13,600       1,319,200
--------------------------------------------------------------------------
                                                                 6,689,200
AIR TRANSPORTATION -- 2.0%
JetBlue Airways Corporation                         72,750       1,964,250
Southwest Airlines Company 1                       110,000       1,529,000
--------------------------------------------------------------------------
                                                                 3,493,250
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 4.2%
Amgen, Inc.                                         42,400       2,049,616
Biogen, Inc.                                        66,000       2,643,960
IDEC Pharmaceuticals Corporation                    72,500       2,404,825
--------------------------------------------------------------------------
                                                                 7,098,401
CABLE TELEVISION SERVICES -- 1.2%
Liberty Media Corporation, Class A                 225,000       2,011,500
--------------------------------------------------------------------------
                                                                 2,011,500
CASINOS & GAMBLING -- 1.3%
International Game Technology                       30,000       2,277,600
--------------------------------------------------------------------------
                                                                 2,277,600
CHEMICALS -- 0.8%
Lyondell Chemical Company 1                        102,300       1,293,072
--------------------------------------------------------------------------
                                                                 1,293,072
COMMUNICATIONS TECHNOLOGY -- 8.3%
Comverse Technology, Inc.                          150,000       1,503,000
Network Associates, Inc.                           134,000       2,156,060
Secure Computing Corporation                       900,000       5,769,000
Symbol Technologies, Inc. 1                        170,000       1,397,400
Tellabs, Inc.                                      450,000       3,271,500
--------------------------------------------------------------------------
                                                                14,096,960
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 5.1%
Adobe Systems, Inc. 1                               80,000       1,984,080
Autodesk, Inc. 1                                   145,000       2,073,500
Cognos, Inc.                                       100,000       2,345,000
Computer Associates International, Inc. 1          165,000       2,227,500
--------------------------------------------------------------------------
                                                                 8,630,080
COMPUTER TECHNOLOGY -- 2.9%
Seagate Technology                                  79,800         856,254
Storage Technology Corporation                     100,000       2,142,000
Zebra Technologies Corporation, Class A             35,000       2,005,500
--------------------------------------------------------------------------
                                                                 5,003,754
CONSUMER ELECTRONICS -- 1.7%
VeriSign, Inc.                                     360,000       2,887,200
--------------------------------------------------------------------------
                                                                 2,887,200
DIVERSIFIED MATERIALS & PROCESSING -- 1.2%
Ball Corporation 1                                  40,000       2,047,600
--------------------------------------------------------------------------
                                                                 2,047,600
DRUG & GROCERY STORE CHAINS -- 1.2%
Whole Foods Market, Inc.                            40,000       2,109,200
--------------------------------------------------------------------------
                                                                 2,109,200

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 5.7%
Andrx Group                                        140,000    $  2,053,800
Barr Laboratories, Inc.                             31,000       2,017,790
Biovail Corporation                                 65,000       1,716,650
Teva Pharmaceutical Industries, Ltd.,
  ADR 1,3                                          100,000       3,861,000
--------------------------------------------------------------------------
                                                                 9,649,240
ELECTRONICS -- MEDICAL SYSTEMS -- 1.3%
Varian Medical Systems, Inc.                        45,000       2,232,000
--------------------------------------------------------------------------
                                                                 2,232,000
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 4.6%
Advanced Micro Devices, Inc.                       224,000       1,447,040
Intersil Corporation, Class A                      160,000       2,230,400
Microchip Technology, Inc. 1                        94,000       2,298,300
Semiconductor HOLDRs Trust 1                        82,500       1,827,375
--------------------------------------------------------------------------
                                                                 7,803,115
ENERGY -- MISCELLANEOUS -- 1.2%
Calpine Corporation                                650,000       2,119,000
--------------------------------------------------------------------------
                                                                 2,119,000
FINANCIAL -- MISCELLANEOUS -- 2.7%
Midcap SPDR Trust Series 1 1                        25,000       1,966,250
Willis Group Holdings Limited                       92,500       2,651,975
--------------------------------------------------------------------------
                                                                 4,618,225
FOODS -- 2.0%
ConAgra Foods, Inc. 1                              135,000       3,376,350
--------------------------------------------------------------------------
                                                                 3,376,350
HEALTH CARE FACILITIES -- 2.3%
HCA, Inc. 1                                         35,000       1,452,500
Triad Hospitals, Inc.                               82,500       2,460,975
--------------------------------------------------------------------------
                                                                 3,913,475
HEALTH CARE MANAGEMENT SERVICES -- 3.9%
UnitedHealth Group, Inc. 1                          55,000       4,592,500
Universal Health Services, Inc., Class B            45,000       2,029,500
--------------------------------------------------------------------------
                                                                 6,622,000
HEALTH CARE SERVICES -- 2.9%
Accredo Health, Inc.                                55,000       1,938,750
Lincare Holdings, Inc.                              97,500       3,082,950
--------------------------------------------------------------------------
                                                                 5,021,700
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.3%
Garmin, Ltd.                                        75,000       2,197,500
--------------------------------------------------------------------------
                                                                 2,197,500
INSURANCE -- MULTI-LINE -- 0.8%
The Allstate Corporation 1                          35,000       1,294,650
--------------------------------------------------------------------------
                                                                 1,294,650
INSURANCE -- PROPERTY & CASUALTY -- 2.5%
Everest Re Group, Ltd. 1                            49,500       2,737,350
RenaissanceRe Holdings Ltd. 1                       40,000       1,584,000
--------------------------------------------------------------------------
                                                                 4,321,350
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 3.8%
BJ Services Company                                 67,500       2,180,925
Halliburton Company 1                              100,000       1,871,000
Weatherford International, Ltd.                     60,000       2,395,800
--------------------------------------------------------------------------
                                                                 6,447,725

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
88 |   CALL 1-800-766-FUND
   |

December 31, 2002                                   Shares           Value
--------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.7%
STERIS Corporation                                  84,000    $  2,037,000
Zimmer Holdings, Inc.                               60,000       2,491,200
--------------------------------------------------------------------------
                                                                 4,528,200
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.8%
Lexmark International, Inc.                         23,500       1,421,750
--------------------------------------------------------------------------
                                                                 1,421,750
OIL -- CRUDE PRODUCERS -- 2.6%
Apache Corporation 1                                40,000       2,279,600
Pioneer Natural Resources Company                   88,000       2,222,000
--------------------------------------------------------------------------
                                                                 4,501,600
RADIO & TV BROADCASTERS -- 4.7%
Clear Channel Communications, Inc.                 105,000       3,915,450
Hispanic Broadcasting Corporation                   77,500       1,592,625
Westwood One, Inc.                                  67,500       2,521,800
--------------------------------------------------------------------------
                                                                 8,029,875
RETAIL -- 5.2%
Family Dollar Stores, Inc. 1                        72,500       2,262,725
Michaels Stores, Inc.                               60,000       1,878,000
Pier 1 Imports, Inc. 1                             117,500       2,224,275
Ross Stores, Inc. 1                                 57,500       2,437,425
--------------------------------------------------------------------------
                                                                 8,802,425
SAVINGS & LOAN -- 1.2%
GreenPoint Financial Corporation 1                  45,000       2,033,100
--------------------------------------------------------------------------
                                                                 2,033,100
SERVICES -- COMMERCIAL -- 3.5%
Expedia, Inc., Class A                              40,000       2,677,208
Hotels.com, Class A                                 27,500       1,502,325
Weight Watchers International, Inc.                 40,000       1,838,800
--------------------------------------------------------------------------
                                                                 6,018,333
TEXTILES -- APPAREL MANUFACTURERS -- 1.7%
Coach, Inc.                                         90,000       2,962,800
--------------------------------------------------------------------------
                                                                 2,962,800
UTILITIES -- TELECOMMUNICATIONS -- 1.2%
Nextel Communications, Inc., Class A               175,000       2,021,250
--------------------------------------------------------------------------
                                                                 2,021,250

--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $151,213,454)                        157,573,480

                                                       Par           Value
--------------------------------------------------------------------------
CORPORATE BONDS -- 2.9%
ENERGY -- MISCELLANEOUS -- 1.9%
Calpine Corporation, 4.00%,
  Due 12/26/06 1                                 $6,450,000      3,208,875
--------------------------------------------------------------------------
                                                                 3,208,875
UTILITIES -- ELECTRICAL -- 1.0%
Mirant Corporation, 5.75%,
  Due 07/15/07 1                                 4,000,000       1,690,000
--------------------------------------------------------------------------
                                                                 1,690,000
--------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $4,871,659)                          4,898,875

December 31, 2002                                                    Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
Temporary Investment Cash Fund                                $  3,642,114
Temporary Investment Fund                                        3,642,113
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,284,227)                   7,284,227
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6% (Cost $163,369,340)                 169,756,582
--------------------------------------------------------------------------
SHORT CALL OPTIONS -- 0.0% (Premiums $18,429)                     (19,000)
--------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.4%                                          693,478
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                    $170,431,060

SHORT CALL OPTIONS
                                                 Contracts           Value
--------------------------------------------------------------------------
SHORT CALL OPTIONS -- 0.0%
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 0.0%
Semiconductor HOLDRs Trust, Strike 25.00,
  Expires 02/22/03                                     190          19,000
--------------------------------------------------------------------------
                                                                    19,000
--------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $18,429)                   $     19,000

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  89
                                                                           |

SCHEDULE OF INVESTMENTS - THE CONTRARIAN FUND(TM)

December 31, 2002           Foreign Currency 2      Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 90.8%
AGRICULTURAL PRODUCTS -- 7.0%
Bunge, Ltd. 1                                      169,000     $ 4,066,140
--------------------------------------------------------------------------
                                                                 4,066,140
COAL -- 5.3%
CONSOL Energy, Inc. 1                               70,100       1,211,328
Peabody Energy Corporation 1                        64,000       1,870,720
--------------------------------------------------------------------------
                                                                 3,082,048
DIAMOND MINING -- 0.7%
Diamond Fields International, Ltd.         CAD   1,209,600         405,808
--------------------------------------------------------------------------
                                                                   405,808
DIVERSIFIED OPERATIONS -- 5.9%
Berkshire Hathaway, Inc., Class B                    1,410       3,416,430
--------------------------------------------------------------------------
                                                                 3,416,430
DRUG & GROCERY STORE CHAINS -- 1.0%
Safeway, Inc.                                       24,000         560,640
--------------------------------------------------------------------------
                                                                   560,640
ENERGY -- 11.8%
Abacan Resource Corporation                        505,000             252
Anzoil N.L.                                AUD   3,577,471          62,449
EnCana Corporation 1                       CAD      17,300         534,184
Ivanhoe Energy, Inc.                             1,343,880         604,746
Sherritt International Corporation         CAD     395,300       1,050,944
Vermilion Resources, Ltd.                  CAD     322,000       2,282,850
Western Gas Resources, Inc. 1                       63,000       2,321,550
--------------------------------------------------------------------------
                                                                 6,856,975
FOOD -- 4.0%
Fresh Del Monte Produce, Inc. 1                    121,700       2,301,347
--------------------------------------------------------------------------
                                                                 2,301,347
GOLD MINING -- 2.5%
Newmont Mining Corporation 1                        49,000       1,422,470
--------------------------------------------------------------------------
                                                                 1,422,470
HEALTHCARE SERVICES -- 11.6%
Caremark Rx, Inc.                                   90,000       1,462,500
HCA, Inc. 1                                         73,500       3,050,250
Universal Health Services, Inc., Class B            49,000       2,209,900
--------------------------------------------------------------------------
                                                                 6,722,650
INSURANCE -- 1.5%
W.R. Berkley Corporation 1                          21,500         851,615
--------------------------------------------------------------------------
                                                                   851,615
MEDIA -- 0.1%
Metromedia International Group, Inc. 4           1,550,800          38,770
--------------------------------------------------------------------------
                                                                    38,770
PAPER & FOREST PRODUCTS -- 10.9%
Abitibi-Consolidated, Inc. 1               CAD     200,000       1,535,657
Canfor Corporation 1                       CAD     240,800       1,348,973
Domtar, Inc. 1                                     112,000       1,126,720
International Paper Company 1                       65,000       2,273,050
--------------------------------------------------------------------------
                                                                 6,284,400
PHARMACEUTICALS -- 5.6%
Barr Laboratories, Inc.                             50,000       3,254,500
--------------------------------------------------------------------------
                                                                 3,254,500

December 31, 2002           Foreign Currency 2      Shares           Value
--------------------------------------------------------------------------
PLATINUM GROUP METALS -- 4.2%
African Minerals, Ltd. 4,5                         698,422     $ 2,444,477
--------------------------------------------------------------------------
                                                                 2,444,477
RADIO & TV BROADCASTERS -- 3.6%
Liberty Media Corporation, Class A                 235,720       2,107,337
--------------------------------------------------------------------------
                                                                 2,107,337
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation              638,130             319
--------------------------------------------------------------------------
                                                                       319
STEEL -- 3.8%
Nucor Corporation 1                                 54,000       2,230,200
--------------------------------------------------------------------------
                                                                 2,230,200
TRANSPORTATION SERVICES -- 11.3%
China Yuchai International, Ltd. 1               1,430,000       6,535,100
--------------------------------------------------------------------------
                                                                 6,535,100
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $71,048,494)                          52,581,226

                                                    Shares           Value
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation,
  Series B 4                                       206,778               0
--------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,042,967)                     0

                                                  Warrants           Value
--------------------------------------------------------------------------
WARRANTS -- 0.0%
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation,
  Strike 5.75, Expire 06/23/04 4,6                 413,556               0
--------------------------------------------------------------------------
TOTAL WARRANTS (Cost $24,813)                                            0

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
Temporary Investment Cash Fund                                   1,963,899
Temporary Investment Fund                                        1,963,899
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,927,798)                   3,927,798
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.6% (Cost $77,044,072)                   56,509,024
--------------------------------------------------------------------------
OTHER ASSETS, NET -- 2.4%                                        1,406,942
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                     $57,915,966

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
90 |   CALL 1-800-766-FUND
   |

SCHEDULE OF INVESTMENTS - RS GLOBAL NATURAL RESOURCES FUND

December 31, 2002           Foreign Currency 2      Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 84.9%
AGRICULTURAL PRODUCTS -- 4.1%
Bunge, Ltd. 1                                       66,000     $ 1,587,960
                                                                 1,587,960
COAL -- 9.3%
CONSOL Energy, Inc. 1                               50,200         867,456
Massey Energy Company 1                             90,000         874,800
Peabody Energy Corporation 1                        38,000       1,110,740
Westmoreland Coal Company                           64,900         762,575
--------------------------------------------------------------------------
                                                                 3,615,571
ENERGY -- 32.1%
Acclaim Energy Trust 1                     CAD     379,565         946,642
Cequel Energy, Inc.                        CAD      55,000         191,482
EnCana Corporation 1                       CAD      37,000       1,142,475
EOG Resources, Inc. 1                               19,000         758,480
Ketch Resources, Ltd.                      CAD      81,033         194,917
Oiltec Resources, Ltd.                     CAD     865,000       1,226,500
Oiltec Resources, Ltd., 144A 7             CAD     865,000       1,226,500
Sherritt International Corporation         CAD     224,600         597,121
Southward Energy, Ltd.                     CAD     274,800         636,651
Talisman Energy, Inc. 1                    CAD      20,400         734,115
Vermilion Resources, Ltd.                  CAD     262,000       1,857,474
Western Gas Resources, Inc. 1                       40,000       1,474,000
Westport Resources Corporation                      70,000       1,456,000
--------------------------------------------------------------------------
                                                                12,442,357
ENERGY SERVICES -- 2.4%
Progress Energy, Ltd.                      CAD      55,000         278,520
Questar Corporation 1                               23,000         639,860
--------------------------------------------------------------------------
                                                                   918,380
FOOD -- 4.5%
Fresh Del Monte Produce, Inc. 1                     92,000       1,739,720
--------------------------------------------------------------------------
                                                                 1,739,720
GOLD MINING -- 3.0%
Newmont Mining Corporation 1                        40,000       1,161,200
--------------------------------------------------------------------------
                                                                 1,161,200
MANUFACTURING -- 2.0%
NS Group, Inc.                                     119,100         776,532
--------------------------------------------------------------------------
                                                                   776,532
NICKEL MINING -- 5.3%
Falconbridge, Ltd. 1                       CAD     215,500       2,062,540
--------------------------------------------------------------------------
                                                                 2,062,540
PAPER & FOREST PRODUCTS -- 16.8%
Abitibi-Consolidated, Inc. 1               CAD     110,000         844,611
Canfor Corporation 1                       CAD     219,700       1,230,770
Domtar, Inc. 1                                      44,900         451,694
International Paper Company 1                       54,000       1,888,380
Louisiana-Pacific Corporation                      148,500       1,196,910
Norske Skog Canada, Ltd.                   CAD     255,800         882,471
--------------------------------------------------------------------------
                                                                 6,494,836

December 31, 2002           Foreign Currency 2      Shares           Value
--------------------------------------------------------------------------
PLATINUM GROUP METALS -- 1.8%
African Minerals, Ltd. 4,5                         203,624     $   712,684
--------------------------------------------------------------------------
                                                                   712,684
TRANSPORTATION -- 3.6%
Burlington Northern Santa Fe Corporation 1          26,000         676,260
Union Pacific Corporation 1                         12,000         718,440
--------------------------------------------------------------------------
                                                                 1,394,700
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $31,569,001)                          32,906,480

                                                  Warrants           Value
--------------------------------------------------------------------------
WARRANTS -- 0.0%
ENERGY -- 0.0%
PYR Energy Corporation, Strike 4.80,
  Expires 07/31/03 4,6                              40,000              74
--------------------------------------------------------------------------
                                                                        74
--------------------------------------------------------------------------
TOTAL WARRANTS (Cost $79,872)                                           74

                                                                     Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.9%
PNC Bank Money Market Account                                    5,623,753
Temporary Investment Cash Fund                                   2,202,627
Temporary Investment Fund                                        2,202,627
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,029,007)                 10,029,007
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 110.8% (Cost $41,677,880)                  42,935,561
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (10.8)%                              (4,172,814)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                     $38,762,747

                                See notes to Schedule of Investments on page 93.
      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  91
                                                                           |

SCHEDULE OF INVESTMENTS - RS PARTNERS FUND

December 31, 2002           Foreign Currency 2      Shares           Value
--------------------------------------------------------------------------
COMMON STOCKS -- 92.5%
AGRICULTURAL PRODUCTS -- 5.7%
Bunge, Ltd. 1                                      214,000    $  5,148,840
Delta and Pine Land Company 1                       66,500       1,357,265
--------------------------------------------------------------------------
                                                                 6,506,105
AUTOMOBILE PARTS & ACCESSORIES -- 1.1%
Aftermarket Technology Corporation                  85,000       1,232,500
--------------------------------------------------------------------------
                                                                 1,232,500
CLOSED-END FUNDS -- 0.4%
The Cathay Investment Fund, Ltd. 4         HKD     525,000         469,973
--------------------------------------------------------------------------
                                                                   469,973
COAL -- 5.1%
Peabody Energy Corporation 1                        79,000       2,309,170
Westmoreland Coal Company                          297,600       3,496,800
--------------------------------------------------------------------------
                                                                 5,805,970
COMPUTER TECHNOLOGY -- 0.8%
Storage Technology Corporation                      40,000         856,800
--------------------------------------------------------------------------
                                                                   856,800
CONSUMER GOODS -- 0.9%
Waterford Wedgwood PLC 1                   EUR   2,000,000       1,028,364
--------------------------------------------------------------------------
                                                                 1,028,364
ENERGY -- 10.2%
Acclaim Energy Trust 1                     CAD     356,565         889,280
Oiltec Resources, Ltd.                     CAD     876,000       1,242,097
Oiltec Resources, Ltd., 144A 7             CAD     770,000       1,091,798
Vermilion Resources, Ltd.                  CAD     554,000       3,927,635
Westport Resources Corporation                     214,000       4,451,200
--------------------------------------------------------------------------
                                                                11,602,010
ENERGY SERVICES -- 1.8%
Questar Corporation 1                               74,000       2,058,680
--------------------------------------------------------------------------
                                                                 2,058,680
FINANCIAL -- MISCELLANEOUS -- 1.0%
The Chicago Mercantile Exchange 1                   26,250       1,146,075
--------------------------------------------------------------------------
                                                                 1,146,075
FINANCIAL SERVICES -- 1.8%
IndyMac Bancorp, Inc.                              110,000       2,033,900
--------------------------------------------------------------------------
                                                                 2,033,900
FOOD -- 6.9%
Fresh Del Monte Produce, Inc. 1                    284,000       5,370,440
Fyffes PLC 1                               EUR   1,809,400       2,506,278
--------------------------------------------------------------------------
                                                                 7,876,718
HEALTH CARE MANAGEMENT SERVICES -- 8.9%
AMERIGROUP Corporation                             131,000       3,970,610
Caremark Rx, Inc.                                  150,000       2,437,500
HCA, Inc. 1                                         89,000       3,693,500
--------------------------------------------------------------------------
                                                                10,101,610
INDUSTRIAL -- 1.5%
Intertape Polymer Group, Inc.                      400,000       1,648,000
--------------------------------------------------------------------------
                                                                 1,648,000
INSURANCE -- 8.0%
Arch Capital Group Ltd.                             81,000       2,524,770
Kingsway Financial Services, Inc.          CAD     141,000       1,221,873

December 31, 2002           Foreign Currency 2      Shares           Value
--------------------------------------------------------------------------
INSURANCE (Continued)
Markel Corporation                                  11,000    $  2,260,500
PMA Capital Corporation, Class A 1                 111,000       1,590,630
W.R. Berkley Corporation 1                          38,500       1,524,985
--------------------------------------------------------------------------
                                                                 9,122,758
INTERNET CAPITAL SERVICES -- 2.0%
S1 Corporation                                     503,000       2,243,380
--------------------------------------------------------------------------
                                                                 2,243,380
MARKETING -- 2.0%
ValueClick, Inc.                                   800,000       2,232,000
--------------------------------------------------------------------------
                                                                 2,232,000
NICKEL MINING -- 3.7%
Falconbridge, Ltd. 1                       CAD     432,700       4,141,351
--------------------------------------------------------------------------
                                                                 4,141,351
PAPER & FOREST PRODUCTS -- 1.1%
Canfor Corporation 1                       CAD     232,400       1,301,916
--------------------------------------------------------------------------
                                                                 1,301,916
PHARMACEUTICALS -- 10.9%
Andrx Group                                        196,000       2,875,320
Barr Laboratories, Inc.                             62,000       4,035,580
Pharmaceutical Resources, Inc.                     121,000       3,605,800
ProMetic Life Sciences, Inc.               CAD   1,482,000       1,810,543
--------------------------------------------------------------------------
                                                                12,327,243
PRINTING & PUBLISHING -- 1.0%
Valassis Communications, Inc.                       39,000       1,147,770
--------------------------------------------------------------------------
                                                                 1,147,770
RADIO & TV BROADCASTERS -- 3.3%
Liberty Media Corporation, Class A                 220,000       1,966,800
UnitedGlobalCom, Inc., Class A                     759,100       1,821,840
--------------------------------------------------------------------------
                                                                 3,788,640
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
Universal Health Realty Income Trust 1              25,600         672,000
--------------------------------------------------------------------------
                                                                   672,000
RESTAURANTS -- 4.9%
AFC Enterprises, Inc.                              120,000       2,521,200
Triarc Companies, Inc.                             116,200       3,049,088
--------------------------------------------------------------------------
                                                                 5,570,288
RETAIL -- 2.6%
GameStop Corporation                               300,800       2,947,840
--------------------------------------------------------------------------
                                                                 2,947,840
STEEL -- 2.0%
Steel Dynamics, Inc.                               189,000       2,273,670
--------------------------------------------------------------------------
                                                                 2,273,670
TOYS -- 1.7%
Hasbro, Inc. 1                                     170,000       1,963,500
--------------------------------------------------------------------------
                                                                 1,963,500
TRANSPORTATION SERVICES -- 2.6%
China Yuchai International, Ltd. 1                 640,000       2,924,800
--------------------------------------------------------------------------
                                                                 2,924,800
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $97,093,951)                         105,023,861
--------------------------------------------------------------------------

See notes to Schedule of Investments on page 93.
The accompanying notes are an integral part of these financial statements.

   |
92 |   CALL 1-800-766-FUND
   |

December 31, 2002                                                    Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.4%
PNC Bank Money Market Account                                 $    996,253
Temporary Investment Cash Fund                                   5,956,543
Temporary Investment Fund                                        5,956,543
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $12,909,339)                 12,909,339
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.9% (Cost $110,003,290)                117,933,200
--------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (3.9)%                               (4,465,966)
--------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                    $113,467,234

1 Income-producing security.
2 Foreign-denominated security: AUD -- Australian Dollar, CAD -- Canadian
  Dollar, EUR -- Euro Dollar, HKD -- Hong Kong Dollar.
3 ADR -- American Depository Receipt.
4 Fair value security. See 1a in Notes to Financial Statements.
5 Restricted security. See 4e in Notes to Financial Statements.
6 See 4f in Notes to Financial Statements.
7 These securities may be resold in transactions under rule 144A of the
  Securities Act of 1933, normally to qualified institutional buyers.
8 See 5 in Notes to Financial Statements.

      The accompanying notes are an integral part of these financial statements.

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  93
                                                                           |

FINANCIAL INFORMATION

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002
All numbers in thousands except for Pricing of Shares section


                                                               AGGRESSIVE           DIVERSIFIED                EMERGING
                                                                   GROWTH                GROWTH                  GROWTH

  ASSETS
  Investments (including securities on loan), at value        $    45,799          $    633,617          $    1,515,695
  Cash                                                                  1                    --                      27
  Receivable for investments sold                                      --                14,021                   2,629
  Receivable for fund shares subscribed                                10                 6,314                   4,233
  Dividends/interest receivable                                         5                   318                     201
  Prepaid expenses                                                      2                    15                      48
  Other receivables                                                     7                   359                     282
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                     45,824               654,644               1,523,115

--------------------------------------------------------------------------------------------------------------------------------

  LIABILITIES
  Written options                                                      --                    --                      --
  Temporary borrowings                                                 --                   586                      --
  Collateral on securities loaned, at value                         4,334                68,202                 101,234
  Payable for investments purchased                                    --                 6,095                 103,883
  Payable for fund shares redeemed                                    227                 7,628                   6,949
  Payable to adviser                                                   38                   497                   1,104
  Payable to distributor                                               10                   124                     276
  Deferred trustees' compensation                                       2                    17                      44
  Accrued expenses/other liabilities                                   74                   681                   1,851
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 4,685                83,830                 215,341

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $    41,139          $    570,814          $    1,307,774

--------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS CONSIST OF:
  Paid-in capital                                                 165,716             1,057,403               3,409,979
  Accumulated undistributed net investment income/(loss)               --                    --                      --
  Accumulated net realized gain/(loss) from investments,
    securities sold short, options written and
    foreign currency transactions                               (122,907)             (442,951)             (2,161,840)
  Net unrealized  appreciation/(depreciation) on investments, options written, and translation of assets and liabilities
    in foreign currencies                                         (1,670)              (43,638)                  59,635
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $    41,139          $    570,814          $    1,307,774

--------------------------------------------------------------------------------------------------------------------------------

  INVESTMENTS, AT COST                                        $    47,469          $    677,255          $    1,456,060
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

  PREMIUMS FROM OPTIONS WRITTEN                                        --                    --                      --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share   $      4.05          $      14.16          $        19.15
  Net Assets                                                  $41,139,315          $570,813,917          $1,307,773,500
  Shares of beneficial interest outstanding with no par value  10,161,488            40,316,054              68,308,522



                                                                        THE
                                                                INFORMATION          RS INTERNET               MIDCAP
                                                                AGE FUND(R)         AGE FUND(TM)        OPPORTUNITIES

  ASSETS
  Investments (including securities on loan), at value        $      50,987          $    38,059          $    94,113
  Cash                                                                    1                    1                    2
  Receivable for investments sold                                       326                  173                  555
  Receivable for fund shares subscribed                                 420                  456                  142
  Dividends/interest receivable                                           3                    1                   91
  Prepaid expenses                                                        2                    1                    3
  Other receivables                                                       2                   12                   40
--------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                       51,741               38,703               94,946

--------------------------------------------------------------------------------------------------------------------------

  LIABILITIES
  Written options                                                        --                   --                   --
  Temporary borrowings                                                   --                   --                   --
  Collateral on securities loaned, at value                              --                2,583                5,034
  Payable for investments purchased                                      --                   --                1,026
  Payable for fund shares redeemed                                    1,209                  933                  145
  Payable to adviser                                                     56                   42                   78
  Payable to distributor                                                 14                    8                   20
  Deferred trustees' compensation                                         2                    1                    3
  Accrued expenses/other liabilities                                    106                   77                  133
--------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   1,387                3,644                6,439

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                              $    50,354          $    35,059          $    88,507

--------------------------------------------------------------------------------------------------------------------------

  NET ASSETS CONSIST OF:
  Paid-in capital                                                   119,712              204,001              156,005
  Accumulated undistributed net investment income/(loss)                 --                  (7)                   --
  Accumulated net realized gain/(loss) from investments,
    securities sold short, options written and
    foreign currency transactions                                  (70,873)            (172,201)             (69,052)
  Net unrealized  appreciation/(depreciation) on investments, options written, and translation of assets and liabilities
    in foreign currencies                                             1,515                3,266                1,554
--------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                              $    50,354          $    35,059          $    88,507

--------------------------------------------------------------------------------------------------------------------------

  INVESTMENTS, AT COST                                          $    49,472          $    34,793          $    92,559
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

  PREMIUMS FROM OPTIONS WRITTEN                                          --                   --                   --
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share     $      7.55          $      3.27          $      7.30
  Net Assets                                                    $50,353,912          $35,058,660          $88,507,392
  Shares of beneficial interest outstanding with no par value     6,672,486           10,713,187           12,124,235




                                                                    SMALLER                                        THE
                                                                    COMPANY               VALUE +           CONTRARIAN
                                                                     GROWTH                GROWTH             FUND(TM)

  ASSETS
  Investments (including securities on loan), at value         $    123,727          $    169,757          $    56,509
  Cash                                                                    2                     3                    1
  Receivable for investments sold                                       389                   583                   --
  Receivable for fund shares subscribed                                 493                 1,002                  573
  Dividends/interest receivable                                          13                   173                   51
  Prepaid expenses                                                        2                     6                    2
  Other receivables                                                      11                     6                  978
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                      124,637               171,530               58,114

---------------------------------------------------------------------------------------------------------------------------

  LIABILITIES
  Written options                                                        --                    19                   --
  Temporary borrowings                                                   --                    --                   --
  Collateral on securities loaned, at value                          12,752                    --                   --
  Payable for investments purchased                                     628                   279                   --
  Payable for fund shares redeemed                                    1,630                   350                   31
  Payable to adviser                                                    131                   154                   50
  Payable to distributor                                                 24                    39                   12
  Deferred trustees' compensation                                         3                     6                    2
  Accrued expenses/other liabilities                                    128                   252                  103
---------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  15,296                 1,099                  198

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                             $    109,341          $    170,431          $    57,916

---------------------------------------------------------------------------------------------------------------------------

  NET ASSETS CONSIST OF:
  Paid-in capital                                                   134,641               182,233              205,338
  Accumulated undistributed net investment income/(loss)                 --                    --                 (11)
  Accumulated net realized gain/(loss) from investments,
    securities sold short, options written and
    foreign currency transactions                                  (20,719)              (18,189)            (126,876)
  Net unrealized  appreciation/(depreciation) on investments, options written, and translation of assets and liabilities
    in foreign currencies                                           (4,581)                 6,387             (20,535)
---------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                             $    109,341          $    170,431          $    57,916

---------------------------------------------------------------------------------------------------------------------------

  INVESTMENTS, AT COST                                         $    128,308          $    163,369          $    77,044
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

  PREMIUMS FROM OPTIONS WRITTEN                                          --                    18                   --
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share    $      12.79          $      12.37          $     10.26
  Net Assets                                                   $109,340,823          $170,431,060          $57,915,966
  Shares of beneficial interest outstanding with no par value     8,545,954            13,776,587            5,644,940




                                                                     GLOBAL
                                                                    NATURAL
                                                                  RESOURCES              PARTNERS

  ASSETS
  Investments (including securities on loan), at value          $    42,936          $    117,933
  Cash                                                                   --                     1
  Receivable for investments sold                                       135                   940
  Receivable for fund shares subscribed                               1,042                   492
  Dividends/interest receivable                                          45                    53
  Prepaid expenses                                                       --                     2
  Other receivables                                                       1                     2
--------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                       44,159               119,423

-------------------------------------------------------------------------------------------------

  LIABILITIES
  Written options                                                        --                    --
  Temporary borrowings                                                   --                    --
  Collateral on securities loaned, at value                              --                    --
  Payable for investments purchased                                   5,197                 4,773
  Payable for fund shares redeemed                                      101                   911
  Payable to adviser                                                     30                   122
  Payable to distributor                                                  7                    23
  Deferred trustees' compensation                                         1                     2
  Accrued expenses/other liabilities                                     60                   125
-------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   5,396                 5,956

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                              $    38,763          $    113,467

-------------------------------------------------------------------------------------------------

  NET ASSETS CONSIST OF:
  Paid-in capital                                                    51,087               108,311
  Accumulated undistributed net investment income/(loss)               (14)                 (179)
  Accumulated net realized gain/(loss) from investments,
    securities sold short, options written and
    foreign currency transactions                                  (13,568)               (2,595)
  Net unrealized  appreciation/(depreciation) on investments, options written, and translation of assets and liabilities
    in foreign currencies                                             1,258                 7,930
-------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                              $    38,763          $    113,467

-------------------------------------------------------------------------------------------------

  INVESTMENTS, AT COST                                          $    41,678          $    110,003
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

  PREMIUMS FROM OPTIONS WRITTEN                                          --                    --
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share     $     13.53          $      17.82
  Net Assets                                                    $38,762,747          $113,467,234
  Shares of beneficial interest outstanding with no par value     2,864,635             6,366,176


The accompanying notes are an integral part of these financial statements.

   |
94 |  CALL 1-800-766-FUND
   |

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  95
                                                                           |

FINANCIAL INFORMATION

STATEMENT OF OPERATIONS
For the year ended December 31, 2002
All numbers in thousands


                                                                                    AGGRESSIVE    DIVERSIFIED          EMERGING
                                                                                        GROWTH         GROWTH            GROWTH
  INVESTMENT INCOME
  Interest                                                                           $     147     $      525        $    2,345
  Dividends                                                                                 48          2,052               807
  Other income                                                                              --             76                --
  Withholding taxes on foreign dividends                                                    --            (2)               (8)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                  195          2,651             3,144

------------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                 682          6,774            17,195
  Distribution fees                                                                        170          1,694             4,299
  Transfer agent fees                                                                      143          1,437             4,209
  Custodian fees                                                                            14            122               178
  Accounting/administrative service fees                                                    82            684             1,160
  Shareholder reports                                                                       44            398             1,072
  Professional fees                                                                         23            173               455
  Registration fees                                                                         36             65                36
  Interest expense                                                                          --             35                 7
  Trustees' fees and expenses                                                                4             36                97
  Other expense                                                                             32             36               258
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                         1,230         11,454            28,966
  Less: Expense waiver by adviser                                                           --             --                --
  Expense offsets and other waivers                                                      (111)        (1,311)           (2,604)

------------------------------------------------------------------------------------------------------------------------------------

  TOTAL EXPENSES, NET                                                                    1,119         10,143            26,362
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  NET INVESTMENT INCOME/(LOSS)                                                           (924)        (7,492)          (23,218)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions         (19,044)      (253,993)         (623,114)
  Net realized gain/(loss) from securities sold short and options written                   --            866                --
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                         (11,169)       (97,582)         (305,492)
  Net change in unrealized appreciation/depreciation on securities
    sold short and options written                                                          --             --                --
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN        (30,213)      (350,709)         (928,606)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $(31,137)     $(358,201)        $(951,824)



                                                                                              THE
                                                                                      INFORMATION   RS INTERNET          MIDCAP
                                                                                      AGE FUND(R)  AGE FUND(TM)   OPPORTUNITIES
  INVESTMENT INCOME
  Interest                                                                               $     76      $     37        $    577
  Dividends                                                                                     5             2             486
  Other income                                                                                 28            15              --
  Withholding taxes on foreign dividends                                                       --            --             (1)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                     109            54           1,062

------------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                                    738           553           1,138
  Distribution fees                                                                           185           110             285
  Transfer agent fees                                                                         183           204             162
  Custodian fees                                                                               22            19              44
  Accounting/administrative service fees                                                       89            55             135
  Shareholder reports                                                                          46            36              64
  Professional fees                                                                            25            16              37
  Registration fees                                                                            25            21              23
  Interest expense                                                                              3             1              --
  Trustees' fees and expenses                                                                   5             3               6
  Other expense                                                                                 7             4               9
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                            1,328         1,022           1,903
  Less: Expense waiver by adviser                                                              --            --              --
  Expense offsets and other waivers                                                          (44)         (101)           (158)

------------------------------------------------------------------------------------------------------------------------------------

  TOTAL EXPENSES, NET                                                                       1,284           921           1,745
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  NET INVESTMENT INCOME/(LOSS)                                                            (1,175)         (867)           (683)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions            (35,035)      (15,839)        (33,135)
  Net realized gain/(loss) from securities sold short and options written                      --         (384)             684
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                            (20,047)      (11,953)         (4,741)
  Net change in unrealized appreciation/depreciation on securities
    sold short and options written                                                             --            60            (14)
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN           (55,082)      (28,116)        (37,206)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $(56,257)     $(28,983)       $(37,889)




                                                                                      SMALLER                            THE
                                                                                      COMPANY       VALUE +       CONTRARIAN
                                                                                       GROWTH        GROWTH          FUND(TM)
  INVESTMENT INCOME
  Interest                                                                           $    168      $    484          $    97
  Dividends                                                                               153         1,250              731
  Other income                                                                             --            --               --
  Withholding taxes on foreign dividends                                                   --           (3)             (18)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                 321         1,731              810

---------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                              1,449         2,307              634
  Distribution fees                                                                       283           577              159
  Transfer agent fees                                                                     169           390              128
  Custodian fees                                                                           38            47               20
  Accounting/administrative service fees                                                  135           269               76
  Shareholder reports                                                                      64           134               45
  Professional fees                                                                        34            60               21
  Registration fees                                                                        22            24               16
  Interest expense                                                                         --             8               --
  Trustees' fees and expenses                                                               6            13                3
  Other expense                                                                             6            18                3
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                        2,206         3,847            1,105
  Less: Expense waiver by adviser                                                          --            --               --
  Expense offsets and other waivers                                                     (158)         (104)             (44)

---------------------------------------------------------------------------------------------------------------------------------

  TOTAL EXPENSES, NET                                                                   2,048         3,743            1,061
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

  NET INVESTMENT INCOME/(LOSS)                                                        (1,727)       (2,012)            (251)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions        (19,896)      (14,531)            5,896
  Net realized gain/(loss) from securities sold short and options written                  --         1,521               --
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                        (32,383)      (62,052)          (4,782)
  Net change in unrealized appreciation/depreciation on securities
    sold short and options written                                                         --           (1)               --
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN        (52,279)      (75,063)           1,114
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $(54,006)     $(77,075)         $   863




                                                                                      GLOBAL
                                                                                     NATURAL
                                                                                   RESOURCES        PARTNERS
  INVESTMENT INCOME
  Interest                                                                            $   76          $  234
  Dividends                                                                              311             706
  Other income                                                                            --              --
  Withholding taxes on foreign dividends                                                (21)            (28)
------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                366             912

------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                               299           1,164
  Distribution fees                                                                       75             232
  Transfer agent fees                                                                     79             166
  Custodian fees                                                                          14              28
  Accounting/administrative service fees                                                  37             110
  Shareholder reports                                                                     16              51
  Professional fees                                                                       14              30
  Registration fees                                                                       20              27
  Interest expense                                                                        --              --
  Trustees' fees and expenses                                                              2               5
  Other expense                                                                            1              18
------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                         557           1,831
  Less: Expense waiver by adviser                                                         --            (44)
  Expense offsets and other waivers                                                     (28)            (43)

------------------------------------------------------------------------------------------------------------

  TOTAL EXPENSES, NET                                                                    529           1,744
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

  NET INVESTMENT INCOME/(LOSS)                                                         (163)           (832)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and foreign currency transactions          2,930         (1,652)
  Net realized gain/(loss) from securities sold short and options written                 --              --
  Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                          1,334           1,740
  Net change in unrealized appreciation/depreciation on securities
    sold short and options written                                                        --              --
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT AND OPTIONS WRITTEN         4,264              88
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $4,101         $ (744)



The accompanying notes are an integral part of these financial statements.

   |
96 |  CALL 1-800-766-FUND
   |

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  97
                                                                           |

FINANCIAL INFORMATION

STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands

                                                                                       AGGRESSIVE GROWTH
                                                                              ---------------------------------
                                                                                    For the             For the
                                                                                 Year Ended          Year Ended
                                                                              Dec. 31, 2002       Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                                    $   (924)          $  (1,193)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                  (19,044)            (84,241)
  Net realized gain/(loss) from securities sold short and options written                --                  --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency               (11,169)              34,194
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                         --                  --
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                      (31,137)            (51,240)

-------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                  --                  --
  Realized gain on investments and securities sold short                                 --                  --
-------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                    --                  --

-------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                  48,325             113,387
  Reinvestment of distributions                                                          --                  --
  Cost of shares redeemed                                                          (74,400)           (144,947)
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                      (26,075)            (31,560)

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                            (57,212)            (82,800)

-------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                                  98,351             181,151
  End of Year                                                                      $ 41,139           $  98,351

-------------------------------------------------------------------------------------------------------------------

  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                               --                  --
-------------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                               10,656              15,996
  Reinvested                                                                             --                  --
  Redeemed                                                                         (16,402)            (22,118)
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                            (5,746)             (6,122)




                                                                                        DIVERSIFIED GROWTH
                                                                                ---------------------------------
                                                                                      For the             For the
                                                                                   Year Ended          Year Ended
                                                                                Dec. 31, 2002       Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                                     $  (7,492)          $  (6,470)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                   (253,993)           (111,065)
  Net realized gain/(loss) from securities sold short and options written                 866                  31
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency                 (97,582)            152,056
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                           --                  --
------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                       (358,201)              34,552

------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                    --                  --
  Realized gain on investments and securities sold short                                   --                  --
------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                      --                  --

------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                   800,483             673,839
  Reinvestment of distributions                                                            --                  --
  Cost of shares redeemed                                                           (724,777)           (422,970)
------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                          75,706             250,869

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                             (282,495)             285,421

------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                                   853,309             567,888
  End of Year                                                                       $ 570,814           $ 853,309

------------------------------------------------------------------------------------------------------------------

  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                                 --                  --
------------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                                 47,586              31,633
  Reinvested                                                                               --                  --
  Redeemed                                                                           (43,957)            (19,823)
------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                               3,629              11,810




                                                                                       EMERGING GROWTH
                                                                              ---------------------------------
                                                                                    For the             For the
                                                                                 Year Ended          Year Ended
                                                                              Dec. 31, 2002       Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                                 $   (23,218)        $   (22,294)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                 (623,114)         (1,235,159)
  Net realized gain/(loss) from securities sold short and options written                --                  --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency               (305,492)            204,945
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                         --                  --
---------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                     (951,824)         (1,052,508)

---------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                  --                  --
  Realized gain on investments and securities sold short                                 --                  --
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                    --                  --

---------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                               5,150,294           6,765,128
  Reinvestment of distributions                                                          --                  --
  Cost of shares redeemed                                                       (5,364,479)         (7,105,865)
---------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                     (214,185)           (340,737)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                         (1,166,009)         (1,393,245)

---------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                               2,473,783           3,867,028
  End of Year                                                                   $ 1,307,774         $ 2,473,783

---------------------------------------------------------------------------------------------------------------------

  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                               --                  --
---------------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                              222,875             210,402
  Reinvested                                                                             --                  --
  Redeemed                                                                        (231,882)           (220,937)
---------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                           (9,007)            (10,535)




                                                                                THE INFORMATION AGE FUND(R)
                                                                             --------------------------------
                                                                                   For the            For the
                                                                                Year Ended         Year Ended
                                                                             Dec. 31, 2002      Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                                  $  (1,175)         $  (1,261)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                 (35,035)           (34,949)
  Net realized gain/(loss) from securities sold short and options written               --                 --
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency              (20,047)            (8,866)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                        --                 --
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                     (56,257)           (45,076)

-----------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                 --                 --
  Realized gain on investments and securities sold short                                --            (2,588)
-----------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                   --            (2,588)

-----------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                148,031            141,705
  Reinvestment of distributions                                                         --              2,548
  Cost of shares redeemed                                                        (166,519)          (173,310)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                     (18,488)           (29,057)

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                           (74,745)           (76,721)

-----------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                                125,099            201,820
  End of Year                                                                   $   50,354         $  125,099

-----------------------------------------------------------------------------------------------------------------

  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                              --                 --
-----------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                              16,105              9,197
  Reinvested                                                                            --                169
  Redeemed                                                                        (18,042)           (11,374)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                          (1,937)            (2,008)



                                                                                 RS INTERNET AGE FUND(TM)
                                                                             --------------------------------
                                                                                   For the            For the
                                                                                Year Ended         Year Ended
                                                                             Dec. 31, 2002      Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                                   $   (867)          $   (579)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                 (15,839)           (74,117)
  Net realized gain/(loss) from securities sold short and options written            (384)              2,516
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency              (11,953)             58,774
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                        60               (60)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                     (28,983)           (13,466)

-----------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                 --                 --
  Realized gain on investments and securities sold short                                --                 --
-----------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                   --                 --

-----------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                 47,090             46,657
  Reinvestment of distributions                                                         --                 --
  Cost of shares redeemed                                                         (52,117)           (64,403)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                      (5,027)           (17,746)

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                           (34,010)           (31,212)

-----------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                                 69,069            100,281
  End of Year                                                                    $  35,059          $  69,069

-----------------------------------------------------------------------------------------------------------------

  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                             (7)               (11)
-----------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                              12,480              8,279
  Reinvested                                                                            --                 --
  Redeemed                                                                        (13,749)           (11,655)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                          (1,269)            (3,376)



                                                                                         MIDCAP OPPORTUNITIES
                                                                                   -------------------------------
                                                                                         For the           For the
                                                                                      Year Ended        Year Ended
                                                                                   Dec. 31, 2002     Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                                         $   (683)         $  1,506
  Net realized gain/(loss) from investments and
    foreign currency transactions                                                       (33,135)          (24,589)
  Net realized gain/(loss) from securities sold short and options written                    684             1,163
  Net change in unrealized appreciation/depreciation on investments
    and on translation of assets and liabilities in foreign currency                     (4,741)           (5,914)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                            (14)                 5
------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                           (37,889)          (27,829)

------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                       --           (1,497)
  Realized gain on investments and securities sold short                                      --                --
------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                                         --           (1,497)

------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                                       82,685            77,534
  Reinvestment of distributions                                                               --             1,452
  Cost of shares redeemed                                                              (112,615)          (91,249)
------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           (29,930)          (12,263)

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                                 (67,819)          (41,589)

------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                                      156,326           197,915
  End of Year                                                                          $  88,507         $ 156,326

------------------------------------------------------------------------------------------------------------------

  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                                    --                 9
------------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                                    10,072             7,334
  Reinvested                                                                                  --               145
  Redeemed                                                                              (13,700)           (8,710)
------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                                (3,628)           (1,231)



The accompanying notes are an integral part of these financial statements.


   |
98 |  CALL 1-800-766-FUND
   |

                                                                           |
                                                   WWW.RSINVESTMENTS.COM   |  99
                                                                           |

FINANCIAL INFORMATION

All numbers in thousands

                                                                      SMALLER COMPANY GROWTH              VALUE + GROWTH
                                                                  -----------------------------   -----------------------------

                                                                        For the         For the         For the         For the
                                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                                  Dec. 31, 2002   Dec. 31, 2001   Dec. 31, 2002   Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                       $  (1,727)      $  (1,100)      $  (2,012)      $  (3,630)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                      (19,896)           8,717        (14,531)          61,996
  Net realized gain/(loss) from securities sold short
    and options written                                                      --              --           1,521            (36)
  Net change in unrealized appreciation/depreciation on
    investments and on translation of assets and
    liabilities in foreign currency                                    (32,383)           (890)        (62,052)       (152,052)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                             --              --             (1)              --
----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                          (54,006)           6,727        (77,075)        (93,722)

----------------------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                      --              --              --              --
  Realized gain on investments and securities sold short                (4,138)         (2,813)              --        (41,009)
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                   (4,138)         (2,813)              --        (41,009)

----------------------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                     151,511         110,176         309,756         445,486
  Reinvestment of distributions                                           3,700           2,746              --          39,704
  Cost of shares redeemed                                             (104,216)       (106,695)       (359,863)       (535,040)
----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                            50,995           6,227        (50,107)        (49,850)

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                 (7,149)          10,141       (127,182)       (184,581)

----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                     116,490         106,349         297,613         482,194
  End of Year                                                         $ 109,341       $ 116,490       $ 170,431       $ 297,613

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                   --              --              --              --

  OTHER INFORMATION:
  SHARES
  Sold                                                                    9,820           5,521          21,329          21,116
  Reinvested                                                                282             132              --           2,306
  Redeemed                                                              (6,903)         (5,445)        (24,989)        (25,573)
----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                 3,199           (208)         (3,660)         (2,151)



                                                                   THE CONTRARIAN FUND(TM)      GLOBAL NATURAL RESOURCES
                                                                 ---------------------------  ----------------------------

                                                                      For the        For the        For the        For the
                                                                   Year Ended     Year Ended     Year Ended     Year Ended
                                                                Dec. 31, 2002  Dec. 31, 2001  Dec. 31, 2002  Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                      $   (251)     $   (468)      $   (163)      $   (178)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                       5,896           (48)         2,930          1,074
  Net realized gain/(loss) from securities sold short
    and options written                                                    --        11,660             --             --
  Net change in unrealized appreciation/depreciation on
    investments and on translation of assets and
    liabilities in foreign currency                                   (4,782)       (5,610)          1,334        (1,486)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                           --       (12,234)            --             --
----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                             863       (6,700)          4,101          (590)

----------------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                    --            --             --             --
  Realized gain on investments and securities sold short                   --            --             --             --
----------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                      --            --             --             --

----------------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                    65,468        31,869         39,470         44,078
  Reinvestment of distributions                                            --            --             --             --
  Cost of shares redeemed                                            (75,349)      (50,154)       (26,585)       (51,082)
----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                         (9,881)      (18,285)         12,885        (7,004)

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                               (9,018)      (24,985)         16,986        (7,594)

----------------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                    66,934        91,919         21,777         29,371
  End of Year                                                       $  57,916     $  66,934      $  38,763      $  21,777

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                               (11)         (222)           (14)             --

  OTHER INFORMATION:
  SHARES
  Sold                                                                  6,448         3,055          3,030          3,474
  Reinvested                                                               --            --             --             --
  Redeemed                                                            (7,418)       (4,774)        (2,050)        (4,146)
----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                               (970)       (1,719)            980          (672)




                                                                            PARTNERS
                                                                  ----------------------------

                                                                       For the         For the
                                                                    Year Ended      Year Ended
                                                                 Dec. 31, 2002   Dec. 31, 2001
  OPERATIONS
  Net investment income/(loss)                                      $    (832)      $     (52)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                      (1,652)             363
  Net realized gain/(loss) from securities sold short
    and options written                                                     --              --
  Net change in unrealized appreciation/depreciation on
    investments and on translation of assets and
    liabilities in foreign currency                                      1,740           3,580
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                            --              --
----------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                            (744)           3,891

----------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                     --              --
  Realized gain on investments and securities sold short                 (410)         (2,607)
----------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                    (410)         (2,607)

----------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                    160,523         178,996
  Reinvestment of distributions                                            393           2,497
  Cost of shares redeemed                                            (117,862)       (139,507)
----------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                           43,054          41,986

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                 41,900          43,270

----------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Year                                                     71,567          28,297
  End of Year                                                       $  113,467      $   71,567

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                               (179)           (155)

  OTHER INFORMATION:
  SHARES
  Sold                                                                   8,926          10,017
  Reinvested                                                                22             145
  Redeemed                                                             (6,633)         (7,911)
----------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                2,315           2,251



The accompanying notes are an integral part of these financial statements.

     |
100  |  CALL 1-800-766-FUND
     |

                                                                          |
                                                 WWW.RSINVESTMENTS.COM    |  101
                                                                          |

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

                                                                                                     Distributions   Distributions
                                                          Net       Net Realized                          From Net        From Net
                            Net Asset Value,       Investment     and Unrealized              Total     Investment        Realized
                        Beginning of Period     Income/(Loss)        Gain/(Loss)         Operations         Income   Capital Gains
  AGGRESSIVE GROWTH
  Year Ended 12/31/02                $ 6.18            $(0.09)            $(2.04)           $ (2.13)         $  --          $   --
  Year Ended 12/31/01                  8.22             (0.07)             (1.97)             (2.04)            --              --
  Period Ended 12/31/00 2             10.00             (0.04)             (1.74)             (1.78)            --              --

-----------------------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Year Ended 12/31/02                 23.26             (0.19)             (8.91)             (9.10)            --              --
  Year Ended 12/31/01                 22.83             (0.18)               0.61               0.43            --              --
  Year Ended 12/31/00                 32.99             (0.25)             (8.69)             (8.94)            --          (1.22)
  Year Ended 12/31/99                 15.89                 --              22.58              22.58            --          (5.48)
  Year Ended 12/31/98 4               14.04             (0.19)               2.43               2.24            --          (0.39)

-----------------------------------------------------------------------------------------------------------------------------------

  EMERGING GROWTH
  Year Ended 12/31/02                 32.00             (0.34)            (12.51)            (12.85)            --              --
  Year Ended 12/31/01                 44.02             (0.29)            (11.73)            (12.02)            --              --
  Year Ended 12/31/00                 60.67             (0.47)            (14.74)            (15.21)            --          (1.44)
  Year Ended 12/31/99                 22.95               0.14              40.89              41.03            --          (3.31)
  Year Ended 12/31/98 4               18.71             (0.20)               5.32               5.12            --          (0.88)

-----------------------------------------------------------------------------------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/02                 14.53             (0.18)             (6.80)             (6.98)            --              --
  Year Ended 12/31/01                 19.01             (0.14)             (4.05)             (4.19)            --          (0.29)
  Year Ended 12/31/00                 35.79             (0.40)            (12.05)            (12.45)            --          (4.33)
  Year Ended 12/31/99                 17.96                 --              21.72              21.72            --          (3.89)
  Year Ended 12/31/98 4               11.80             (0.20)               6.36               6.16            --              --

-----------------------------------------------------------------------------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Year Ended 12/31/02                  5.76             (0.08)             (2.41)             (2.49)            --              --
  Year Ended 12/31/01                  6.53             (0.05)             (0.72)             (0.77)            --              --
  Year Ended 12/31/00                 12.18             (0.20)             (5.45)             (5.65)            --              --
  Period Ended 12/31/99 3             10.00                 --               2.18               2.18            --              --

-----------------------------------------------------------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Year Ended 12/31/02                  9.92             (0.06)             (2.56)             (2.62)            --              --
  Year Ended 12/31/01                 11.65               0.10             (1.73)             (1.63)        (0.10)              --
  Year Ended 12/31/00                 15.92             (0.02)             (1.09)             (1.11)        (0.02)          (3.14)
  Year Ended 12/31/99                 14.04               0.04               6.95               6.99        (0.05)          (5.06)
  Year Ended 12/31/98 4               13.52               0.14               1.34               1.48        (0.19)          (0.77)




                                                                                           Net Ratio       Gross Ratio
                                   Net Asset                        Net Assets           of Expenses       of Expenses
                                  Value, End              Total         End of            to Average        to Average
                                   of Period           Return 1  Period (000s)          Net Assets 1      Net Assets 1
  AGGRESSIVE GROWTH
  Year Ended 12/31/02                 $ 4.05           (34.47)%       $ 41,139                 1.64%             1.80%
  Year Ended 12/31/01                   6.18           (24.82)%         98,351                 1.49%             1.68%
  Period Ended 12/31/00 2               8.22           (17.80)%        181,151                 1.46%             1.66%

----------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Year Ended 12/31/02                  14.16           (39.12)%        570,814                 1.50%             1.69%
  Year Ended 12/31/01                  23.26              1.88%        853,309                 1.52%             1.71%
  Year Ended 12/31/00                  22.83           (26.91)%        567,888                 1.51%             1.66%
  Year Ended 12/31/99                  32.99            150.21%        304,746                 1.84%             1.89%
  Year Ended 12/31/98 4                15.89             16.28%         69,031                 1.89%             1.95%

----------------------------------------------------------------------------------------------------------------------

  EMERGING GROWTH
  Year Ended 12/31/02                  19.15           (40.16)%      1,307,774                 1.53%             1.68%
  Year Ended 12/31/01                  32.00           (27.31)%      2,473,783                 1.37%             1.59%
  Year Ended 12/31/00                  44.02           (25.04)%      3,867,028                 1.29%             1.50%
  Year Ended 12/31/99                  60.67            182.56%      3,579,620                 1.51%             1.51%
  Year Ended 12/31/98 4                22.95             28.02%        403,330                 1.47%             1.47%

----------------------------------------------------------------------------------------------------------------------

  THE INFORMATION AGE FUND
  Year Ended 12/31/02                   7.55           (48.04)%         50,354                 1.74%             1.80%
  Year Ended 12/31/01                  14.53           (22.11)%        125,099                 1.67%             1.70%
  Year Ended 12/31/00                  19.01           (35.09)%        201,820                 1.54%             1.54%
  Year Ended 12/31/99                  35.79            126.22%        354,636                 1.68%             1.69%
  Year Ended 12/31/98 4                17.96             52.20%        159,604                 1.74%             1.74%

----------------------------------------------------------------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Year Ended 12/31/02                   3.27           (43.23)%         35,059                 2.08%             2.31%
  Year Ended 12/31/01                   5.76           (11.79)%         69,069                 1.85%             2.16%
  Year Ended 12/31/00                   6.53           (46.39)%        100,281                 1.78%             2.00%
  Period Ended 12/31/99 3              12.18            21.80%         103,585                 1.76%             1.82%

----------------------------------------------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Year Ended 12/31/02                   7.30           (26.41)%         88,507                 1.53%             1.67%
  Year Ended 12/31/01                   9.92           (14.01)%        156,326                 1.47%             1.67%
  Year Ended 12/31/00                  11.65            (6.28)%        197,915                 1.39%             1.58%
  Year Ended 12/31/99                  15.92             56.12%        226,529                 1.59%             1.67%
  Year Ended 12/31/98 4                14.04             11.65%        183,910                 1.30%             1.64%




                                   Net Ratio of        Gross Ratio of
                                 Net Investment        Net Investment  Portfolio
                               Income/(Loss) to      Income/(Loss) to   Turnover
                           Average Net Assets 1  Average Net Assets 1     Rate 1
  AGGRESSIVE GROWTH
  Year Ended 12/31/02                   (1.36)%               (1.52)%       198%
  Year Ended 12/31/01                   (0.89)%               (1.08)%       198%
  Period Ended 12/31/00 2               (0.81)%               (1.01)%       167%

--------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Year Ended 12/31/02                   (1.11)%               (1.30)%       223%
  Year Ended 12/31/01                   (1.03)%               (1.22)%       255%
  Year Ended 12/31/00                   (1.01)%               (1.16)%       383%
  Year Ended 12/31/99                   (1.40)%               (1.44)%       473%
  Year Ended 12/31/98 4                 (1.29)%               (1.35)%       403%

--------------------------------------------------------------------------------

  EMERGING GROWTH
  Year Ended 12/31/02                   (1.35)%               (1.50)%       166%
  Year Ended 12/31/01                   (0.79)%               (1.01)%       148%
  Year Ended 12/31/00                   (0.82)%               (1.03)%       157%
  Year Ended 12/31/99                   (1.19)%               (1.19)%       177%
  Year Ended 12/31/98 4                 (1.03)%               (1.03)%       291%

--------------------------------------------------------------------------------

  THE INFORMATION AGE FUND
  Year Ended 12/31/02                   (1.59)%               (1.65)%       219%
  Year Ended 12/31/01                   (0.87)%               (0.90)%       318%
  Year Ended 12/31/00                   (1.22)%               (1.22)%       185%
  Year Ended 12/31/99                   (1.54)%               (1.55)%       182%
  Year Ended 12/31/98 4                 (1.55)%               (1.55)%       224%

--------------------------------------------------------------------------------

  RS INTERNET AGE FUND(T
  Year Ended 12/31/02                   (1.96)%               (2.19)%       203%
  Year Ended 12/31/01                   (0.81)%               (1.12)%       315%
  Year Ended 12/31/00                   (1.52)%               (1.74)%       238%
  Period Ended 12/31/99 3               (1.34)%               (1.40)%         2%

--------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Year Ended 12/31/02                   (0.60)%               (0.74)%       401%
  Year Ended 12/31/01                     0.87%                 0.67%       409%
  Year Ended 12/31/00                   (0.14)%               (0.33)%       542%
  Year Ended 12/31/99                     0.31%                 0.23%       408%
  Year Ended 12/31/98 4                   1.00%                 0.65%       212%



See notes to Financial Highlights on page 105.

The accompanying notes are an integral part of these financial statements.

     |
102  |  CALL 1-800-766-FUND
     |

                                                                          |
                                                 WWW.RSINVESTMENTS.COM    |  103
                                                                          |

FINANCIAL INFORMATION



                                                                      Net           Net Realized
                                  Net Asset Value,             Investment         and Unrealized                  Total
                               Beginning of Period          Income/(Loss)            Gain/(Loss)             Operations
  SMALLER COMPANY GROWTH
  Year Ended 12/31/02                       $21.78                $(0.20)                $(8.30)                $(8.50)
  Year Ended 12/31/01                        20.69                 (0.21)                   1.90                   1.69
  Year Ended 12/31/00                        22.34                 (0.33)                   1.24                   0.91
  Year Ended 12/31/99                        14.26                     --                   8.08                   8.08
  Year Ended 12/31/98 4                      14.35                 (0.21)                   0.12                 (0.09)

-----------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Year Ended 12/31/02                        17.07                 (0.15)                 (4.55)                 (4.70)
  Year Ended 12/31/01                        24.62                 (0.21)                 (4.80)                 (5.01)
  Year Ended 12/31/00                        30.43                 (0.33)                 (3.14)                 (3.47)
  Year Ended 12/31/99                        25.92                     --                   7.16                   7.16
  Year Ended 12/31/98 4                      23.18                 (0.25)                   6.33                   6.08

-----------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Year Ended 12/31/02                        10.12                 (0.05)                   0.19                   0.14
  Year Ended 12/31/01                        11.03                 (0.07)                 (0.84)                 (0.91)
  Year Ended 12/31/00                        10.00                   0.02                   1.01                   1.03
  Year Ended 12/31/99                         7.23                   0.20                   2.57                   2.77
  Year Ended 12/31/98 4                      11.61                 (0.08)                 (3.72)                 (3.80)

-----------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Year Ended 12/31/02                        11.56                 (0.06)                   2.03                   1.97
  Year Ended 12/31/01                        11.49                 (0.09)                   0.16                   0.07
  Year Ended 12/31/00                         9.13                 (0.06)                   2.42                   2.36
  Year Ended 12/31/99                         7.46                 (0.01)                   1.68                   1.67
  Year Ended 12/31/98 4                      11.67                 (0.07)                 (3.95)                 (4.02)

-----------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Year Ended 12/31/02                        17.67                 (0.11)                   0.33                   0.22
  Year Ended 12/31/01                        15.72                   0.04                   2.57                   2.61
  Year Ended 12/31/00                        11.96                   0.09                   3.67                   3.76
  Year Ended 12/31/99                        11.53                 (0.04)                   0.47                   0.43
  Year Ended 12/31/98 4                      16.49                 (0.04)                 (4.31)                 (4.35)


                              Distributions              Distributions
                                   From Net                   From Net            Net Asset                             Net Assets
                                 Investment                   Realized           Value, End                  Total          End of
                                     Income              Capital Gains            of Period               Return 1   Period (000s)
  SMALLER COMPANY GROWTH
  Year Ended 12/31/02                $   --                    $(0.49)               $12.79               (39.07)%        $109,341
  Year Ended 12/31/01                    --                     (0.60)                21.78                  8.31%         116,490
  Year Ended 12/31/00                    --                     (2.56)                20.69                  4.44%         106,349
  Year Ended 12/31/99                    --                         --                22.34                 56.66%         103,312
  Year Ended 12/31/98 4                  --                         --                14.26                (0.63)%          94,723

-----------------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Year Ended 12/31/02                    --                         --                12.37               (27.53)%         170,431
  Year Ended 12/31/01                    --                     (2.54)                17.07               (20.43)%         297,613
  Year Ended 12/31/00                    --                     (2.34)                24.62               (11.09)%         482,194
  Year Ended 12/31/99                    --                     (2.65)                30.43                 28.43%         673,900
  Year Ended 12/31/98 4                  --                     (3.34)                25.92                 27.44%         677,505

-----------------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Year Ended 12/31/02                    --                         --                10.26                  1.38%          57,916
  Year Ended 12/31/01                    --                         --                10.12                (8.25)%          66,934
  Year Ended 12/31/00                    --                         --                11.03                 10.30%          91,919
  Year Ended 12/31/99                    --                         --                10.00                 38.31%         115,911
  Year Ended 12/31/98 4                  --                     (0.58)                 7.23               (32.69)%         124,666

-----------------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Year Ended 12/31/02                    --                         --                13.53                 17.04%          38,763
  Year Ended 12/31/01                    --                         --                11.56                  0.61%          21,777
  Year Ended 12/31/00                    --                         --                11.49                 25.85%          29,371
  Year Ended 12/31/99                    --                         --                 9.13                 22.39%          22,818
  Year Ended 12/31/98 4                  --                     (0.19)                 7.46               (34.45)%          23,467

-----------------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Year Ended 12/31/02                    --                     (0.07)                17.82                  1.23%         113,467
  Year Ended 12/31/01                    --                     (0.66)                17.67                 16.72%          71,567
  Year Ended 12/31/00                    --                         --                15.72                 31.44%          28,297
  Year Ended 12/31/99                    --                         --                11.96                  3.73%          22,374
  Year Ended 12/31/98 4              (0.38)                     (0.23)                11.53               (27.38)%          47,936



                                     Net Ratio     Gross Ratio           Net Ratio of         Gross Ratio of
                                   of Expenses     of Expenses         Net Investment         Net Investment       Portfolio
                                    to Average      to Average       Income/(Loss) to       Income/(Loss) to        Turnover
                                  Net Assets 1    Net Assets 1   Average Net Assets 1   Average Net Assets 1          Rate 1
  SMALLER COMPANY GROWTH
  Year Ended 12/31/02                    1.81%           1.95%                (1.52)%                (1.66)%            128%
  Year Ended 12/31/01                    1.66%           1.97%                (1.10)%                (1.41)%            167%
  Year Ended 12/31/00                    1.67%           1.93%                (1.41)%                (1.67)%            126%
  Year Ended 12/31/99                    1.92%           1.97%                (1.67)%                (1.72)%             90%
  Year Ended 12/31/98 4                  1.91%           2.01%                (1.46)%                (1.56)%            108%

----------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Year Ended 12/31/02                    1.62%           1.67%                (0.87)%                (0.92)%            346%
  Year Ended 12/31/01                    1.60%           1.61%                (0.96)%                (0.97)%            172%
  Year Ended 12/31/00                    1.53%           1.53%                (1.05)%                (1.05)%             71%
  Year Ended 12/31/99                    1.59%           1.59%                (1.20)%                (1.20)%             80%
  Year Ended 12/31/98 4                  1.46%           1.46%                (0.96)%                (0.96)%            190%

----------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Year Ended 12/31/02                    1.67%           1.74%                (0.40)%                (0.47)%            125%
  Year Ended 12/31/01                    2.22%           2.26%                (0.59)%                (0.63)%            131%
  Year Ended 12/31/00                    2.22%           2.25%                  0.19%                  0.16%            117%
  Year Ended 12/31/99                    2.17%           2.43%                (1.17)%                (1.43)%             86%
  Year Ended 12/31/98 4                  2.83%           2.83%                (0.80)%                (0.80)%             39%

----------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Year Ended 12/31/02                    1.77%           1.86%                (0.55)%                (0.64)%            159%
  Year Ended 12/31/01                    1.86%           1.97%                (0.58)%                (0.69)%            167%
  Year Ended 12/31/00                    1.98%           2.10%                (0.53)%                (0.65)%            159%
  Year Ended 12/31/99                    2.09%           2.42%                (1.72)%                (2.05)%            140%
  Year Ended 12/31/98 4                  1.95%           2.21%                (0.69)%                (0.96)%             63%

----------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Year Ended 12/31/02                    1.88%           1.97%                (0.90)%                (0.99)%            166%
  Year Ended 12/31/01                    1.88%           2.04%                (0.07)%                (0.23)%            198%
  Year Ended 12/31/00                    1.90%           2.22%                  0.73%                  0.41%            134%
  Year Ended 12/31/99                    2.13%           2.79%                (1.24)%                (1.90)%             84%
  Year Ended 12/31/98 4                  1.88%           2.07%                (0.26)%                (0.46)%             73%



See notes to Financial Highlights on page 105.
The accompanying notes are an integral part of these financial statements.

Distributions reflect actual per-share amounts distributed for the period.

1 Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2 RS Aggressive Growth Fund shares were first issued on May 1, 2000.

3 RS Internet Age Fund(TM) shares were first issued on December 1, 1999.

4 Per-share data has been determined by using the average number of shares outstanding throughout the period.

     |
104  |  CALL 1-800-766-FUND
     |

                                                                          |
                                                  WWW.RSINVESTMENTS.COM   |  105
                                                                          |

NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (each a "Fund," collectively the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 12 portfolios. The RS Aggressive Growth Fund, the RS Diversified Growth Fund, the RS Emerging Growth Fund, The Information Age Fund(R), the RS Internet Age Fund(TM), the RS MidCap Opportunities Fund, the RS Smaller Company Growth Fund, the RS Value + Growth Fund, the RS Global Natural Resources Fund, and the RS Money Market Fund are registered as diversified funds. The Contrarian Fund(TM) and the RS Partners Fund are registered as nondiversified funds. Each Fund consists of a single class of shares.

Financial statements for the RS Money Market Fund for the year ended December 31, 2002, are issued separately.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund's net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods that include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of the Funds' investments valued using these guidelines and procedures at December 31, 2002, were as follows:

--------------------------------------------------------------------------------

  Fund                     Percentage    Fund                  Percentage

  Aggressive Growth            --        Smaller Company Growth      1.0%
  Diversified Growth         0.2%        Value + Growth                --
  Emerging Growth              --        The Contrarian Fund(TM)     4.3%
  The Information Age Fund(R)  --        Global Natural Resources    1.8%
  RS Internet Age Fund(TM)     --        Partners                    0.4%
  MidCap Opportunities         --

--------------------------------------------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations are not readily available are priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, the current price of the underlying stock, the exercise price of the option or warrant, the time to expiration, the assumed riskless rate of return, the compounded rate of return on the stock, and the standard deviation of the return on the stock. This valuation method is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.


     |
106  |  CALL 1-800-766-FUND
     |

B. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

C. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

D. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate quoted each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

F. EXPENSES Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

Expense offsets and other waivers represent expense offsets due to securities lending and the waiver of fees by the Funds' accounting agent/administrator and custodian. (See Note 5.)

G. DISTRIBUTIONS TO SHAREHOLDERS Dividends to shareholders are recorded on the ex-dividend date. See charts below for the tax character of distributions from realized gains during the years ended December 31, 2002 and December 31, 2001.

--------------------------------------------------------------------------------

                                      2002             2001
                                  Ordinary         Ordinary
                                    Income           Income
  Fund                               Total            Total

  Aggressive Growth             $       --       $       --
  Diversified Growth                    --               --
  Emerging Growth                       --               --
  The Information Age Fund(R)           --               --
  RS Internet Age Fund(TM)              --               --
  MidCap Opportunities                  --        1,497,481
  Smaller Company Growth         4,028,215               --
  Value + Growth                        --               --
  The Contrarian Fund(TM)               --               --
  Global Natural Resources              --               --
  Partners                              --        1,833,415

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                      2002             2001
                                 Long-Term        Long-Term
                              Capital Gain     Capital Gain
  Fund                               Total            Total

  Aggressive Growth               $     --      $        --
  Diversified Growth                    --               --
  Emerging Growth                       --               --
  The Information Age Fund(R)           --        2,587,440
  RS Internet Age Fund(TM)              --               --
  MidCap Opportunities                  --               --
  Smaller Company Growth           110,220        2,812,680
  Value + Growth                        --       41,009,441
  The Contrarian Fund(TM)               --               --
  Global Natural Resources              --               --
  Partners                         410,066          773,398

--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income


                                                                          |
                                                  WWW.RSINVESTMENTS.COM   |  107
                                                                          |

NOTES TO FINANCIAL STATEMENTS

and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period. See chart below for tax basis of accumulated realized gains.

--------------------------------------------------------------------------------

                              Undistributed   Undistributed
                                   Ordinary       Long-Term
  Fund                               Income           Gains

  Aggressive Growth              $       --       $      --
  Diversified Growth                     --              --
  Emerging Growth                        --              --
  The Information Age Fund(R)            --              --
  RS Internet Age Fund(TM)               --              --
  MidCap Opportunities                   --              --
  Smaller Company Growth                 --              --
  Value + Growth                         --              --
  The Contrarian Fund(TM)                --              --
  Global Natural Resources               --              --
  Partners                               --              -

--------------------------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

See chart below for capital loss carryovers available for the Funds at December 31, 2002, which is the most recently completed tax year.

During the year ended December 31, 2002, the Funds utilized capital loss carryovers as follows:

--------------------------------------------------------------------------------

  Fund

  Aggressive Growth                              $       --
  Diversified Growth                                     --
  Emerging Growth                                        --
  The Information Age Fund(R)                            --
  RS Internet Age Fund(TM)                               --
  MidCap Opportunities                                   --
  Smaller Company Growth                                 --
  Value + Growth                                         --
  The Contrarian Fund(TM)                         5,924,115
  Global Natural Resources                        3,007,788
  Partners                                               --

--------------------------------------------------------------------------------

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2002, the Funds elected to defer net capital and currency losses as follows:

--------------------------------------------------------------------------------

  Fund

  Aggressive Growth                             $   325,696
  Diversified Growth                             49,060,620
  Emerging Growth                                        --
  The Information Age Fund(R)                     2,949,772
  RS Internet Age Fund(TM)                          599,764
  MidCap Opportunities                              361,131
  Smaller Company Growth                          2,932,088
  Value + Growth                                         --
  The Contrarian Fund(TM)                            10,624
  Global Natural Resources                           13,581
  Partners                                           12,111

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  CAPITAL LOSS CARRYOVERS
  (see Note 1g)                                                             Expiring
                                  --------------------------------------------------------------------------------------------------
  Fund                                2005          2006          2007         2008             2009           2010            Total

  Aggressive Growth               $     --   $        --   $        --  $ 2,526,668   $   93,361,295   $ 25,737,914   $  121,625,877
  Diversified Growth                    --            --            --   16,606,435      147,321,522    196,604,455      360,532,412
  Emerging Growth                       --            --            --           --    1,375,277,306    710,284,093    2,085,561,399
  The Information Age Fund(R)           --            --            --           --       33,466,951     30,992,871       64,459,822
  RS Internet Age Fund(TM)              --            --            --   38,065,629      113,383,070     17,305,520      168,754,219
  MidCap Opportunities                  --            --            --           --       33,683,576     31,217,416       64,900,992
  Smaller Company Growth                --            --            --           --               --     16,318,189       16,318,189
  Value + Growth                        --            --            --           --               --     12,722,790       12,722,790
  The Contrarian Fund(TM)               --    42,657,937    67,677,287    9,344,761        7,190,816             --      126,870,801
  Global Natural Resources              --     2,991,238    10,576,876           --               --             --       13,568,114
  Partners                         956,999            --            --           --               --      1,564,686        2,521,685

     |
108  |  CALL 1-800-766-FUND
     |

H. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

I. TEMPORARY BORROWINGS All Funds within the Trust, excluding the RS Money Market Fund, share in a $25 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. In addition, the RS Emerging Growth Fund has sole access to a separate $25 million facility from PNC Bank, with the same terms. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund's Statement of Additional Information or the Prospectus.

--------------------------------------------------------------------------------

                               Amount                   Average
                          Outstanding       Average    Interest
  Fund                    at 12/31/02    Borrowing*    Rate (%)

  Aggressive Growth          $     --    $    2,244        2.63
  Diversified Growth          585,883     1,332,557        2.56
  Emerging Growth                  --       264,783        2.61
  The Information Age Fund(R)      --       145,276        2.13
  RS Internet Age Fund(TM)         --        46,229        2.24
  MidCap Opportunities             --            --          --
  Smaller Company Growth           --            --          --
  Value + Growth                   --       293,288        2.64
  The Contrarian Fund(TM)          --            --          --
  Global Natural Resources         --            --          --
  Partners                         --            --          --

--------------------------------------------------------------------------------

* For the year ended December 31, 2002.

NOTE 2   CAPITAL SHARES

A. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 98-101).

NOTE 3   TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of advisory agreements, which are generally reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. ("RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

--------------------------------------------------------------------------------

                                                     Investment
  Fund                                            Advisory Fees

  Aggressive Growth                                       1.00%
  Diversified Growth                                      1.00%
  Emerging Growth                                         1.00%
  The Information Age Fund(R)                             1.00%
  RS Internet Age Fund(TM)                                1.25%
  MidCap Opportunities                                    1.00%
  Smaller Company Growth                                  1.25%
  Value + Growth                                          1.00%
  The Contrarian Fund(TM)                                 1.00%
  Global Natural Resources                                1.00%
  Partners                                                1.00%*

--------------------------------------------------------------------------------

*Reduced from 1.25% to 1.00% effective October 7, 2002.

RS Investments may voluntarily agree to bear operating expenses of a Fund (excluding interest, taxes, extraordinary expenses, and dividend expenses related to short sales) to the extent they exceed a stated limit, either by reimbursement of expenses to the Fund or by means of an advisory fee waiver.

RS Investments may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the STATEMENT OF OPERATIONS (see pages 96-97).

During the year ended December 31, 2002, RS Investments recouped the following amounts:

--------------------------------------------------------------------------------

  Fund

  Aggressive Growth                                  $    --
  Diversified Growth                                      --
  Emerging Growth                                         --
  The Information Age Fund(R)                             --
  RS Internet Age Fund(TM)                                --
  MidCap Opportunities                                    --
  Smaller Company Growth                              53,865
  Value + Growth                                          --
  The Contrarian Fund(TM)                                 --
  Global Natural Resources                                --
  Partners                                            63,692

--------------------------------------------------------------------------------

                                                                          |
                                                  WWW.RSINVESTMENTS.COM   |  109
                                                                          |

NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------

  TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT
  (see Note 4a below)

                       Cost of Investments/   Net Unrealized Appreciation/
                                Proceeds of  (Depreciation) on Investments         Gross Unrealized        Gross Unrealized
                      Securities Sold Short      and Securities Sold Short             Appreciation            Depreciation
  Aggressive Growth          $   48,423,616                  $ (2,625,092)             $  3,323,380            $  5,948,472
  Diversified Growth            710,613,557                   (76,996,697)               45,359,327             122,356,024
  Emerging Growth             1,532,338,960                   (16,643,895)              111,146,192             127,790,087
  The Information Age Fund(R)    52,935,846                    (1,948,574)                6,219,174               8,167,748
  RS Internet Age Fund(TM)       37,639,289                        419,669                5,535,342               5,115,673
  MidCap Opportunities           96,348,439                    (2,235,495)                5,447,821               7,683,316
  Smaller Company Growth        129,776,496                    (6,049,546)                7,475,096              13,524,642
  Value + Growth                168,816,990                        920,592               11,705,552              10,784,960
  The Contrarian Fund(TM)        77,049,710                   (20,540,686)                4,755,285              25,295,971
  Global Natural Resources       41,678,280                      1,257,281                2,819,844               1,562,563
  Partners                      110,242,945                      7,690,255               11,764,152               4,073,897

---------------------------------------------------------------------------------------------------------------------------

At December 31, 2002, the balance of recoupable expenses for each Fund was:

--------------------------------------------------------------------------------

  Fund                             2001        2002       Total

  Aggressive Growth            $     --    $     --   $      --
  Diversified Growth                 --          --          --
  Emerging Growth                    --          --          --
  The Information Age Fund(R)        --          --          --
  RS Internet Age Fund(TM)           --          --          --
  MidCap Opportunities               --          --          --
  Smaller Company Growth             --          --          --
  Value + Growth                     --          --          --
  The Contrarian Fund(TM)            --          --          --
  Global Natural Resources           --          --          --
  Partners                       67,200      43,913     111,113

--------------------------------------------------------------------------------

B. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the year ended December 31, 2002. Each of the disinterested Trustees received compensation from the Trust for the year ended December 31, 2002 in the amount of $60,000; collectively the disinterested trustees received compensation in the amount of $180,000.

Under a Deferred Compensation Plan (the Plan) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees' fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

C. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into agreements with PFPC for distribution services with respect to their shares and have adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, PFPC is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of each Fund, at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services to PFPC in respect of the promotion of the Funds' shares and are compensated by PFPC for those services.

NOTE 4   INVESTMENTS

A. TAX BASIS OF INVESTMENTS The cost of investments and the proceeds of securities sold short for federal income tax purposes at December 31, 2002, for each Fund is listed above. The net unrealized appreciation/(depreciation) on investments and securities sold short, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart above.

     |
110  |  CALL 1-800-766-FUND
     |

B. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) for the year ended December 31, 2002, were as follows:

--------------------------------------------------------------------------------

                        Cost of Investments      Proceeds from
  Fund                            Purchased   Investments Sold

  Aggressive Growth          $  116,523,190     $  139,899,464
  Diversified Growth          1,607,433,306      1,503,536,970
  Emerging Growth             2,691,226,123      3,075,787,140
  The Information Age Fund(R)   153,073,441        169,209,124
  RS Internet Age Fund(TM)       88,053,550         95,940,522
  MidCap Opportunities          417,247,258        439,918,460
  Smaller Company Growth        186,057,161        131,997,379
  Value + Growth                756,142,732        818,652,496
  The Contrarian Fund(TM)        69,543,205         74,993,834
  Global Natural Resources       48,577,322         39,316,666
  Partners                      170,353,496        127,417,360

--------------------------------------------------------------------------------

C. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

D. SHORT SALES The following Funds may currently sell securities short: RS Internet Age Fund(TM), RS Smaller Company Growth Fund, RS Value + Growth Fund, The Contrarian Fund(TM), and RS Global Natural Resources Fund. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with the Fund's broker. The Fund maintains collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions (other than short sales "against the box"). The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security). Each Fund may enter into short sales on securities with a value of up to 25% (40% in the case of The Contrarian Fund(TM)) of that Fund's total assets.

For the year ended December 31, 2002, the cost of investments purchased to cover short sales and the proceeds from investments sold short were as follows:

--------------------------------------------------------------------------------

                       Cost of Investments      Proceeds from
                              Purchased to        Investments
  Fund                   Cover Short Sells         Sold Short

  Aggressive Growth         $           --      $          --
  Diversified Growth                    --                 --
  Emerging Growth                       --                 --
  The Information Age Fund(R)           --                 --
  RS Internet Age Fund(TM)       2,355,299                 --
  MidCap Opportunities                  --                 --
  Smaller Company Growth                --                 --
  Value + Growth                        --                 --
  The Contrarian Fund(TM)               --                 --
  Global Natural Resources              --                 --
  Partners                              --                 --

--------------------------------------------------------------------------------

During the year ended December 31, 2002, there was no dividend expense on short sales.

E. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost


                                                                          |
                                                  WWW.RSINVESTMENTS.COM   |  111
                                                                          |

NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------

  RESTRICTED SECURITIES
  (see Note 4e below)
                                                                                                  Acquisition    % of Funds'
  Fund                    Security                     Shares           Cost             Value            Date    Net Assets
----------------------------------------------------------------------------------------------------------------------------
  Diversified Growth      Startec Global
                            Communications Corp.      275,000     $  968,750        $        0        3/26/01
----------------------------------------------------------------------------------------------------------------------------
                                                                     968,750                 0                         0.00%
  The Contrarian Fund(TM)   African Minerals, Ltd.                                                   4/25/97-
                                                      698,422      2,837,501         2,444,477         5/7/98
----------------------------------------------------------------------------------------------------------------------------
                                                                   2,837,501         2,444,477                         4.22%
  Global Natural
  Resources                 African Minerals, Ltd.                                                   4/25/97-
                                                      203,624        784,997           712,684         5/7/98
----------------------------------------------------------------------------------------------------------------------------
                                                                     784,997           712,684                         1.84%

to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. See table above for restricted securities held at December 31, 2002.

F. OPTIONS AND WARRANTS Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Fund if the option is exercised.

Transactions in written options for the year ended December 31, 2002, were as follows:

--------------------------------------------------------------------------------

  DIVERSIFIED GROWTH: WRITTEN OPTIONS

                                 Amount of        Number of
                                  Premiums        Contracts
  Outstanding at 12/31/01       $       --               --
  Options written                1,249,697           10,329
  Options expired                (740,268)          (4,569)
  Options exercised               (90,945)          (1,196)
  Options closed                 (418,484)          (4,564)
--------------------------------------------------------------------------------
  OUTSTANDING AT 12/31/02       $        0            0

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

                                   Amount of      Number of
                                    Premiums      Contracts
  Outstanding at 12/31/01         $  303,990          2,000
  Options written                  1,648,227          9,732
  Options expired                  (529,307)        (4,389)
  Options exercised                (715,225)        (4,116)
  Options closed                   (707,685)        (3,227)
--------------------------------------------------------------------------------
  OUTSTANDING AT 12/31/02         $        0              0

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  VALUE + GROWTH: WRITTEN OPTIONS

                                   Amount of      Number of
                                    Premiums      Contracts
  Outstanding at 12/31/01       $         --             --
  Options written                  2,816,034         16,571
  Options expired                  (929,682)        (6,715)
  Options exercised                (760,116)        (4,126)
  Options closed                 (1,107,807)        (5,540)
--------------------------------------------------------------------------------
  OUTSTANDING AT 12/31/02       $     18,429            190

--------------------------------------------------------------------------------

NOTE 5   SECURITIES LENDING

Certain Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RS Investments. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts


     |
112  |  CALL 1-800-766-FUND
     |
are shown as expense offsets and other waivers in the STATEMENT OF OPERATIONS (see pages 96-97). During the year ended December 31, 2002, the following Funds had securities lending fees as described below:

--------------------------------------------------------------------------------

  Fund                                                 Fees

  Aggressive Growth                              $   54,941
  Diversified Growth                              1,107,052
  Emerging Growth                                 2,378,855
  RS Internet Age Fund(TM)                           64,194
  MidCap Opportunities                              106,439
  Smaller Company Growth                            107,314

--------------------------------------------------------------------------------

Funds that lend securities receive cash as collateral in an amount at least equal to 102% of the current market value of the loaned securities. The cash collateral is substantially invested in institutional money market pooled accounts. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds on the next business day. The value of loaned securities and the value of collateral at December 31, 2002, were as follows:


--------------------------------------------------------------------------------


                       Valued of Loaned            Value of
 Fund                        Securities          Collateral

 Aggressive Growth          $ 4,191,150        $  4,333,700
 Diversified Growth          63,138,379          68,202,120
 Emerging Growth             97,523,617         101,233,836
 RS Internet Age Fund(TM)     2,444,725           2,583,000
 MidCap Opportunities         4,654,352           5,033,900
 Smaller Company Growth      12,062,395          12,752,000

--------------------------------------------------------------------------------


                                                                          |
                                                  WWW.RSINVESTMENTS.COM   |  113
                                                                          |

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF RS INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds, except the RS Money Market Fund, constituting the RS Investment Trust (hereinafter referred to as the "Funds") at December 31, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, CA
January 28, 2003


     |
114  |  CALL 1-800-766-FUND
     |

                       This page left blank intentionally.

SUPPLEMENTAL INFORMATION - UNAUDITED

TRUSTEES INFORMATION TABLE

                                                                                                 Number of Portfolios  Other
                                                 Term of Office*                                 in Fund complex       Directorships
  Name, Address        Position(s) Held          and Length of       Principal Occupations       Overseen by           Held by
  and Age              with Trust                Time Served         During Past 5 Years         Trustee               Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                       INTERESTED TRUSTEES & PRINCIPAL OFFICERS:**

  G. Randall Hecht     Trustee, President      Served as Trustee:    CEO, RS Investments;        12                    N/A
  RS Investments       Principal Executive     June 2001 - present;  CEO, Member, RS
  388 Market Street    Officer                 May 1999 - February   Investment Management
  San Francisco,                               2001; June 1987 -     Co., LLC; Formerly, COO,
  CA 94111                                     December 1997         Member of the Management
  51 years old                                                       and Executive Committees,
                                                                     Robertson, Stephens
                                                                     & Company, Inc, an
                                                                     investment  banking firm;
                                                                     CFO Limited  Partner,
                                                                     Robertson,  Stephens &
                                                                     Company, LLC.

  Michael McCaffery    Trustee                 Since May 2002        President and CEO           12                    N/A
  RS Investments                                                     Stanford Management
  388 Market Street                                                  Company; Formerly,
  San Francisco,                                                     Chairman, President & CEO,
  CA 94111                                                           Robertson, Stephens,
  49 years old                                                       & Company, Inc., an
                                                                     investment banking firm.

  Steven M. Cohen      Treasurer               Since April 1999      CFO, RS Investments;        N/A                   N/A
  RS Investments                                                     Formerly, Trading
  388 Market Street                                                  Operations Manager,
  San Francisco,                                                     Ziff Brothers Investments.
  CA 94111
  36 years old


  Suzanne M. DuFrane   Secretary               Since May 1999*       V.P., RS Investments;       N/A                   N/A
  RS Investments                                                     Formerly, V.P., Credit
  388 Market Street                                                  Suisse First Boston;
  San Francisco,                                                     Controller, Robertson
  CA 94111                                                           Stephens Investment
  34 years old                                                       Management.

* Resigned January 2003.

     |
116  |  CALL 1-800-766-FUND
     |

                                                                                                 Number of Portfolios  Other
                                                    Term of Office*                              in Fund complex       Directorships
  Name, Address           Position(s) Held          and Length of       Principal Occupations    Overseen by           Held by
  and Age                 with Trust                Time Served         During Past 5 Years      Trustee               Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                        DISINTERESTED TRUSTEES & PRINCIPAL OFFICERS:**

  Leonard B. Auerbach     Trustee                 Since June 1987       Managing Director        12                    Sequoia
  RS Investments                                                        (formerly CEO), Centre                         National Bank
  388 Market Street                                                     Capital Group, Inc.,
  San Francisco,                                                        a member company of
  CA 94111                                                              American International
  56 years old                                                          Group, Inc.; Formerly,
                                                                        General Partner,
                                                                        Tuttle & Company, a
                                                                        financial services
                                                                        company.


  Jerome S. Contro        Trustee                 Since June 2001       Partner, Tango Group,    12                    N/A
  RS Investments                                                        an investment company;
  388 Market Street                                                     Formerly, Managing
  San Francisco,                                                        Director, Nuveen, an
  CA 94111                                                              investment company.
  46 years old


  John W. Glynn, Jr.      Trustee                 Since July 1997       President, Glynn         12                    N/A
  RS Investments                                                        Capital Management.
  388 Market Street
  San Francisco,
  CA 94111
  62 years old

* Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Officers hold office at the pleasure of the Trustees.

** Interested persons as defined by the 1940 Act.

   The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund or calling 1-800-766-FUND (3863).

                                                                          |
                                                  WWW.RSINVESTMENTS.COM   |  117
                                                                          |

                       This page left blank intentionally.

                       This page left blank intentionally.

ADMINISTRATION

OFFICERS AND TRUSTEES

   G. RANDALL HECHT, TRUSTEE, PRESIDENT
   AND PRINCIPAL EXECUTIVE OFFICER

   LEONARD B. AUERBACH, TRUSTEE
   Managing Director (formerly CEO),
   Centre Capital Group, Inc.
   (an AIG, Inc. member company)

   JEROME S. CONTRO, TRUSTEE
   Partner, Tango Group

   JOHN W. GLYNN JR., TRUSTEE
   President, Glynn Capital
   Management

   MICHAEL MCCAFFERY, TRUSTEE
   President and CEO of Stanford
   Management Company

  STEVEN M. COHEN, TREASURER

  SUZANNE M. DUFRANE, SECRETARY

INVESTMENT ADVISER
   RS INVESTMENT MANAGEMENT, L.P.
   388 Market Street
   San Francisco, CA 94111

DISTRIBUTOR
   PFPC DISTRIBUTORS, INC.
   760 Moore Road
   King of Prussia, PA 19406

TRANSFER AGENT AND DISBURSING AGENT
   NATIONAL FINANCIAL DATA SERVICES
   Kansas City, MO
   1-800-624-8025

CUSTODIAN
   PFPC TRUST COMPANY
   Philadelphia, PA

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   San Francisco, CA

LEGAL COUNSEL
   ROPES & GRAY
   Boston, MA

The views expressed in this report were those of the Funds' portfolio managers as of the date specified and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RS Investments and its affiliates may buy or sell investments at any time for the Funds, for their other clients, or for their own accounts and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS CONCERNING THEIR INDIVIDUAL INVESTMENT PROGRAMS.

This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


     |
120  |  CALL 1-800-766-FUND
     |

RS FUND INVESTMENT STYLES

SMALL-CAP GROWTH
RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Wallace and John Seabern. RSDGX

RS EMERGING GROWTH FUND
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX

RS SMALLER COMPANY GROWTH FUND
Focusing on companies with market caps of $750 million or less. Managed by Bill Wolfenden. RSSGX


SMALL-CAP VALUE
RS PARTNERS FUND
A small-cap fund using a cash flow value meth-odology. Managed by Andy Pilara. RSPFX


MID-CAP GROWTH
RS MIDCAP OPPORTUNITIES FUND
Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace. RSMOX


MULTI-CAP GROWTH
RS AGGRESSIVE GROWTH FUND
Investing in small-, mid-, and large-cap growth companies. Managed by Jim Callinan. RSAGX

RS VALUE + GROWTH FUND
Seeking capital appreciation for the long-term investor. Managed by John Wallace. RSVPX


MID-CAP VALUE
THE CONTRARIAN FUND(TM)
Seeking  out-of-favor  and  new-discovery  investments.  Managed by Andy Pilara.
RSCOX


SECTOR
THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Jim Callinan, Steve Bishop, and Wendell Laidley. RSIFX

RS INTERNET AGE FUND(TM)
Investing in companies likely to benefit from the development of the Internet. Managed by Jim Callinan, Steve Bishop, and Wendell Laidley. RIAFX

RS GLOBAL NATURAL RESOURCES FUND
Focusing primarily on hard-asset companies. Managed by Andy Pilara. RSNRX


FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.


  Please read the Prospectus to learn about the Funds' objectives and investment policies and the special risks associated with the RS Funds, including investing in smaller companies; investing in the technology sector; investing internationally; investing in a more limited number of issuers or sectors; short selling; and using options and futures. AR241

                                                   ------------------
                                                   PRESORTED STANDARD
                                                      U.S. POSTAGE
                                                          PAID
                                                      PERMIT #4118
                                                    SAN FRANCISCO, CA
                                                   ------------------


--------------------------------------------------------------------------------
                    388 MARKET STREET SAN FRANCISCO CA 94111
                 | WWW.RSINVESTMENTS.COM | CALL 1-800-766-FUND






                                                                [LOGO OMITTED]
                                                                RS | INVESTMENTS

                                [LOGO OMITTED]
                                RS | INVESTMENTS

                    388 MARKET STREET SAN FRANCISCO CA 94111
                 | WWW.RSINVESTMENTS.COM | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
                    388 MARKET STREET SAN FRANCISCO CA 94111
                 | WWW.RSINVESTMENTS.COM | CALL 1-800-766-FUND




                                                                [LOGO OMITTED]
                                                                RS | INVESTMNETS